UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2010

Date of reporting period: February 28, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Tax-Managed Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

(formerly Wealth Preservation Strategy)

February 28, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 20, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Tax-Managed Wealth Strategies (the “Strategies”) for the semi-annual reporting period ended February 28, 2010.

Please note that effective December 31, 2009, the name of AllianceBernstein Tax-Managed Wealth Preservation Strategy changed to AllianceBernstein Tax-Managed Conservative Wealth Strategy.

AllianceBernstein Tax-Managed Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek tax-efficient equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Strategy, AllianceBernstein L.P. (the “Adviser”) efficiently diversifies between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s growth and value components, and US and non-US companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy may invest without limit in non-US securities, although it generally will not invest more than 35% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Balanced Wealth Strategy’s investment objective is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward tax-efficient equity returns but also want the risk diversification offered by tax-exempt debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	1

of the Strategy. The Strategy targets a weighting of 50% equities and 50% tax-exempt debt securities with a goal of providing moderate upside potential without excessive volatility.

Within the Strategy’s equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value and US and non-US companies weightings (and the equity subcomponents defined by capitalization ranges) to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

The Strategy intends to meet the tax requirement for passing municipal bond interest through to Strategy shareholders as tax-exempt interest dividends (currently requires that at least 50% of the Strategy’s assets be invested in tax-exempt debt securities). In the event that the Code or the related rules, regulations and interpretations of the IRS should, in the future, change so as to permit the Strategy to pass through tax-exempt dividends when the Strategy invests less than 50% of its assets in tax-exempt debt securities, the targeted blend for the Strategy will become 60% equity securities and 40%

debt securities. The Strategy’s fixed-income securities will primarily be investment-grade debt securities, but may also include lower-rated securities (“junk bonds”). The Strategy will not invest more than 25% of its total assets in securities rated at the time of purchase below investment grade. The Strategy will at all times hold at least 40% but not more than 90% of its net assets in equity securities, including common stocks and securities convertible into common stocks, such as convertible bonds, convertible preferred stocks and warrants. The Strategy’s fixed-income asset investments will always comprise at least 10%, but never more than 60%, of its net assets. The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights and warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

AllianceBernstein Tax-Managed Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Tax-Managed Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunity for tax-efficient equity returns if the related risks are broadly diversified and

2	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

overall portfolio volatility reflects a preponderance of debt securities. The Strategy targets a weighting of 30% equity securities and 70% tax-exempt debt securities with a goal of providing reduced volatility and modest upside potential. In managing the Strategy, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. Within the equity component, the Strategy’s targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style invested in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s debt and equity components, the equity component’s growth and value weightings and US and non-US companies to change in response to markets, but ordinarily only by +/-5% of the portfolio. However, under extraordinary circumstances, such as when conditions favoring one investment style are compelling, the range may expand to 10% of the portfolio.

All fixed-income securities held by the Strategy will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances. The Strategy may also enter into inflation (CPI) swap agreements with a notional amount equal to approximately 10% of the Strategy’s assets to protect against inflation risk.

The Strategy may invest without limit in non-US securities, although it generally will not invest more than 25% of its total assets in such securities. The Strategy also may enter into forward commitments, make short sales of securities or maintain a short position, invest in rights or warrants, and invest up to 10% of its total assets in the securities of companies in emerging markets.

Investment Results

The tables on pages 7–9 show performance for each Strategy compared to their respective balanced benchmarks for the six- and 12-month periods ended February 28, 2010. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Tax-Managed Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Tax-Managed Balanced Wealth Strategy, 50% S&P 500 Stock Index and 50% Barclays Capital 5-Year General Obligation Municipal Index; and AllianceBernstein Tax-Managed Conservative Wealth Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital 5-Year General Obligation Municipal Index.

The Tax-Managed Balanced Wealth and Tax-Managed Conservative Wealth Strategies’ Class A shares without sales charges underperformed their composite benchmarks for the six- and 12-month periods ended February 28, 2010. The Tax-Managed Wealth Appreciation Strategy’s Class A shares without sales charges out-

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	3

performed the composite benchmark for the six-month reporting period but underperformed for the 12-month period. All underlying components posted positive absolute performance during both time periods, while relative performance was mixed. US value and international value stocks and municipal bonds were key contributors to relative performance during both time periods, but US growth stocks detracted from returns during both periods.

For the six-month period ended February 28, 2010, US value and international growth stocks, plus short-duration and intermediate-duration municipal bonds were the primary contributors to relative performance. However, US growth stocks posted negative relative returns, which offset the positive contributions from the other components. Growth’s financial holdings were the major detractors from relative performance.

For the 12-month period ended February 28, 2010, US value and international value stocks and short-duration municipal bonds performed the best on a relative basis, but their premiums were more than offset by growth holdings. Negative security selection weighed on both the international and US growth stocks. From a sector perspective, an overweight in the energy sector detracted from returns in international growth equities, while an underweight in the health care sector detracted from performance in US growth.

Market Review and Investment Strategy

Stocks rebounded strongly from their March 2009 lows as the global economy regained its footing and investors began looking toward future profits. Nongovernment debt also soared and outperformed government bonds as credit conditions improved for the period ended February 28, 2010. The global economic recovery broadened in late 2009, as evidence emerged that the US and the euro area had returned to positive growth. However, at the start of 2010, markets moderately retreated from their steady climb; expectations of increased financial regulation, China’s move to reign in bank lending and fiscal concerns in Greece and other European countries all served to create uncertainty for the markets.

Despite these concerns, the global economic backdrop has improved, and the Strategies continue to be diversified across a broad set of return opportunities. The growth components are focused on finding firms with sound growth characteristics, while the value components currently have significant exposure to many attractively valued, cyclically sensitive companies. Municipal bonds continue to be generally overweight in credit-sensitive sectors while retaining a high credit rating for the overall portfolio. As always, the Multi-Asset Solutions Team (the “Team”) remains focused on achieving the Strategies’ long-term objectives: combining low correlation asset classes, blending growth and value investment styles, globalizing their holdings and ensuring that the Strategies are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

4	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions. NAV and SEC returns do not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital 5-Year General Obligation Municipal Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Barclays Capital 5-Year General Obligation Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies may employ strategies that take into account the tax impact of buy and sell decisions on the Strategies’ shareholders. While the Strategies seek to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Strategies. The Strategies may not be suitable for tax-advantaged accounts, such as qualified retirement

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

plans. The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks. AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Conservative Wealth Strategy will also allocate their investments to tax-exempt debt securities. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weighting. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

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6	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Wealth Appreciation Strategy *
Class A	6.87%	53.62%

Class B**	6.56%	52.49%

Class C	6.56%	52.63%

Advisor Class†	7.11%	54.29%

70% S&P 500 Stock Index/30% MSCI EAFE Index	6.70%	54.04%

S&P 500 Stock Index	9.32%	53.62%

MSCI EAFE Index	0.72%	54.58%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.01% and 0.01% for the six- and 12-month periods ended February 28, 2010, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	7

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Balanced Wealth Strategy *
Class A	5.13%	27.19%

Class B**	4.76%	26.37%

Class C	4.75%	26.28%

Advisor Class†	5.28%	27.53%

50% S&P 500 Stock Index/50% Barclays Capital 5-Year General Obligation Municipal Index	6.52%	28.66%

S&P 500 Stock Index	9.32%	53.62%

Barclays Capital 5-Year General Obligation Municipal Index	3.66%	7.11%

*    Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Strategy’s performance by 0.03% and 0.03% for the six- and 12-month periods ended February 28, 2010, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†   Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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8	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

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THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Tax-Managed Conservative Wealth Strategy
Class A	4.02%	18.36%

Class B*	3.65%	17.59%

Class C	3.64%	17.57%

Advisor Class†	4.17%	18.68%

70% Barclays Capital 5-Year General Obligation Municipal Index/30% S&P 500 Stock Index	5.38%	19.65%

S&P 500 Stock Index	9.32%	53.62%

Barclays Capital 5-Year General Obligation Municipal Index	3.66%	7.11%

*  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†  Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	9

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	53.62%	47.09%
5 Years	-0.40%	-1.27%
Since Inception*	2.66%	1.98%

Class B Shares
1 Year	52.49%	48.49%
5 Years	-1.12%	-1.12%
Since Inception*	1.93%	1.93%

Class C Shares
1 Year	52.63%	51.63%
5 Years	-1.11%	-1.11%
Since Inception*	1.95%	1.95%

Advisor Class Shares†
1 Year	54.29%	54.29%
5 Years	-0.10%	-0.10%
Since Inception*	2.97%	2.97%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.13%, 1.86%, 1.83% and 0.82% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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10	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	44.36%
5 Years	0.46%
Since Inception*	2.93%

Class B Shares
1 Year	45.63%
5 Years	0.60%
Since Inception*	2.87%

Class C Shares
1 Year	48.75%
5 Years	0.60%
Since Inception*	2.89%

Advisor Class Shares†
1 Year	51.28%
5 Years	1.63%
Since Inception*	3.92%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	11

Historical Performance

TAX-MANAGED WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
Returns

Class A Shares
1 Year	44.09%
5 Years	0.22%
Since Inception*	2.74%

Class B Shares
1 Year	45.49%
5 Years	0.45%
Since Inception*	2.75%

Class C Shares
1 Year	48.62%
5 Years	0.45%
Since Inception*	2.77%

Advisor Class Shares†
1 Year	50.94%
5 Years	1.35%
Since Inception*	3.69%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year	29.18%
5 Years	0.42%
Since Inception*	2.54%

Class B Shares
1 Year	29.83%
5 Years	0.54%
Since Inception*	2.49%

Class C Shares
1 Year	31.86%
5 Years	0.54%
Since Inception*	2.50%

Advisor Class Shares†
1 Year	33.76%
5 Years	1.41%
Since Inception*	3.40%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

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12	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

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AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	27.19%	21.80%
5 Years	2.41%	1.52%
10 Years	0.43%	0.00%

Class B Shares
1 Year	26.37%	22.37%
5 Years	1.67%	1.67%
10 Years(a)	-0.16%	-0.16%

Class C Shares
1 Year	26.28%	25.28%
5 Years	1.69%	1.69%
10 Years	-0.29%	-0.29%

Advisor Class Shares†
1 Year	27.53%	27.53%
5 Years	2.70%	2.70%
Since Inception*	3.95%	3.95%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.10%, 1.83%, 1.81% and 0.80% for Class A, Class B, Class C and Advisor Class, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 5-6.

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ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	13

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	20.56%
5 Years	2.39%
10 Years	-0.20%

Class B Shares
1 Year	20.91%
5 Years	2.54%
10 Years(a)	-0.37%

Class C Shares
1 Year	23.96%
5 Years	2.55%
10 Years	-0.49%

Advisor Class Shares†
1 Year	26.32%
5 Years	3.60%
Since Inception*	4.35%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
Returns

Class A Shares
1 Year	20.33%
5 Years	2.27%
10 Years	-0.69%

Class B Shares
1 Year	20.79%
5 Years	2.47%
10 Years(a)	-0.77%

Class C Shares
1 Year	23.84%
5 Years	2.48%
10 Years	-0.88%

Advisor Class Shares†
1 Year	26.04%
5 Years	3.46%
Since Inception*	4.23%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year	13.85%
5 Years	2.18%
10 Years	-0.29%

Class B Shares
1 Year	13.91%
5 Years	2.26%
10 Years(a)	-0.40%

Class C Shares
1 Year	15.89%
5 Years	2.27%
10 Years	-0.51%

Advisor Class Shares†
1 Year	17.69%
5 Years	3.26%
Since Inception*	3.91%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	15

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	18.36%	13.37%
5 Years	2.52%	1.63%
10 Years	2.64%	2.20%

Class B Shares
1 Year	17.59%	13.59%
5 Years	1.80%	1.80%
10 Years(a)	2.07%	2.07%

Class C Shares
1 Year	17.57%	16.57%
5 Years	1.79%	1.79%
10 Years	1.93%	1.93%

Advisor Class Shares†
1 Year	18.68%	18.68%
5 Years	2.83%	2.83%
Since Inception*	3.41%	3.41%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.25%, 1.98%, 1.96% and 0.95% for Class A, Class B and Class C and Advisor Class, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.20%, 1.90%, 1.90% and 0.90% for Class A, Class B, Class C and Advisor Class, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	This share class is offered at net asset value (NAV) to eligible investors and its SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

Until 9/2/03 this Strategy was managed using a different investment strategy. Most notably the Strategy was not tax-managed. As a result, the long-term returns shown are not reflective of returns that would have occurred using the Strategies’ current tax-managed strategy. In all likelihood, returns would have been lower than those shown if the Strategy had been using a tax-managed strategy.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	12.14%
5 Years	2.16%
10 Years	2.07%

Class B Shares
1 Year	12.24%
5 Years	2.31%
10 Years(a)	1.94%

Class C Shares
1 Year	15.22%
5 Years	2.31%
10 Years	1.80%

Advisor Class Shares†
1 Year	17.42%
5 Years	3.35%
Since Inception*	3.61%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	17

Historical Performance

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
Returns

Class A Shares
1 Year	11.98%
5 Years	1.92%
10 Years	1.47%

Class B Shares
1 Year	12.17%
5 Years	2.12%
10 Years(a)	1.45%

Class C Shares
1 Year	15.15%
5 Years	2.11%
10 Years	1.32%

Advisor Class Shares†
1 Year	17.22%
5 Years	3.09%
Since Inception*	3.40%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year	8.38%
5 Years	2.03%
10 Years	1.58%

Class B Shares
1 Year	8.26%
5 Years	2.09%
10 Years(a)	1.51%

Class C Shares
1 Year	10.20%
5 Years	2.09%
10 Years	1.38%

Advisor Class Shares†
1 Year	11.91%
5 Years	3.08%
Since Inception*	3.29%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Date: 9/2/03 for Advisor Class shares.

†	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for this share class is listed above.

See Historical Performance disclosures on pages 5-6.

18	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	19

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Wealth Appreciation Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,068.69	$5.39
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.26
Class B
Actual	$1,000	$1,065.64	$9.27
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
Class C
Actual	$1,000	$1,065.57	$9.17
Hypothetical (5% return before expenses)	$1,000	$1,015.92	$8.95
Advisor Class
Actual	$1,000	$1,071.12	$4.01
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.91

Tax-Managed Balanced Wealth Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,051.28	$5.59
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.51
Class B
Actual	$1,000	$1,047.60	$9.29
Hypothetical (5% return before expenses)	$1,000	$1,015.72	$9.15
Class C
Actual	$1,000	$1,047.46	$9.19
Hypothetical (5% return before expenses)	$1,000	$1,015.82	$9.05
Advisor Class
Actual	$1,000	$1,052.78	$4.12
Hypothetical (5% return before expenses)	$1,000	$1,020.78	$4.06

20	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Tax-Managed Conservative Wealth Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,040.20	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,018.84	$6.01
Class B
Actual	$1,000	$1,036.48	$9.59
Hypothetical (5% return before expenses)	$1,000	$1,015.37	$9.49
Class C
Actual	$1,000	$1,036.45	$9.59
Hypothetical (5% return before expenses)	$1,000	$1,015.37	$9.49
Advisor Class
Actual	$1,000	$1,041.67	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.33	$4.51
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Tax-Managed Wealth Appreciation Strategy	Tax-Managed Balanced Wealth Strategy	Tax-Managed Conservative Wealth Strategy
Class A	1.05%	1.10%	1.20%
Class B	1.81%	1.83%	1.90%
Class C	1.79%	1.81%	1.90%
Advisor Class	0.78%	0.81%	0.90%

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	21

Fund Expenses

TAX-MANAGED WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $553.1

*	All data are as of February 28, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

22	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $270.1

*	All data are as of February 28, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	23

Portfolio Summary

TAX-MANAGED BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

*	All data are as of February 28, 2010.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

24	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $122.5

*	All data are as of February 28, 2010. The Strategy’s security type and sector breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Strategy’s prospectus.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	25

Portfolio Summary

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

*	All data are as of February 28, 2010.

†	The Strategy’s bond quality rating breakdown is expressed as a percentage of total municipal bond investments rated in particular rating categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Strategy’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser.

26	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Portfolio Summary

TAX-MANAGED WEALTH APPRECIATION

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 19.6%
Capital Markets – 5.9%
Ameriprise Financial, Inc.	48,600	$1,945,458
Blackstone Group LP (The)	243,250	3,400,635
Credit Suisse Group AG	50,190	2,234,501
Deutsche Bank AG	19,200	1,219,279
Franklin Resources, Inc.	30,250	3,077,030
Goldman Sachs Group, Inc. (The)	99,275	15,521,646
Julius Baer Group Ltd.	33,094	1,029,557
Macquarie Group Ltd.	35,600	1,440,665
Man Group PLC	212,292	727,968
Morgan Stanley	77,900	2,195,222

		32,791,961

Commercial Banks – 5.7%
Australia & New Zealand Banking Group Ltd.	45,900	949,925
Banco do Brasil SA	51,700	851,678
Banco Santander Central Hispano SA	211,665	2,751,899
Barclays PLC	264,800	1,265,446
BB&T Corp.	66,500	1,897,245
BNP Paribas	21,780	1,573,529
Credit Agricole SA	53,373	792,444
Danske Bank A/S(a)	33,700	766,159
Hana Financial Group, Inc.	21,000	605,795
HSBC Holdings PLC	186,300	2,043,759
Industrial & Commercial Bank of China – Class H	866,000	612,368
KB Financial Group, Inc.	17,350	727,999
National Australia Bank Ltd.	50,000	1,139,269
Societe Generale	21,884	1,202,751
Standard Chartered PLC	114,940	2,739,490
Sumitomo Mitsui Financial Group, Inc.	27,700	889,771
Turkiye Garanti Bankasi AS	155,200	571,294
UniCredit Italiano SpA(a)	373,635	944,286
United Overseas Bank Ltd.	53,000	701,835
US Bancorp	81,800	2,013,098
Wells Fargo & Co.	233,000	6,370,220

		31,410,260

Consumer Finance – 0.1%
ORIX Corp.	10,700	819,881

Diversified Financial Services – 5.0%
Bank of America Corp.	460,600	7,673,596
Citigroup, Inc.(a)	375,000	1,275,000
CME Group, Inc. – Class A	5,610	1,692,481
Hong Kong Exchanges and Clearing Ltd.	59,400	994,298
JPMorgan Chase & Co.	375,400	15,755,538

		27,390,913

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	27

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 2.3%
ACE Ltd.	13,700	$684,863
Allianz SE	12,900	1,488,325
Allstate Corp. (The)	19,800	618,750
Aviva PLC	74,800	445,569
Chubb Corp.	13,300	671,118
Industrial Alliance Insurance & Financial Services, Inc.	5,800	182,842
Lincoln National Corp.	44,000	1,107,920
Muenchener Rueckversicherungs AG (MunichRe)	2,700	417,586
Old Mutual PLC(a)	305,200	528,015
Principal Financial Group, Inc.	25,800	598,818
QBE Insurance Group Ltd.	45,563	872,394
Travelers Cos., Inc. (The)	41,500	2,182,485
Unum Group	53,200	1,107,092
XL Capital Ltd. – Class A	88,800	1,622,376

		12,528,153

Real Estate Investment Trusts (REITs) – 0.2%
Klepierre(a)	9,500	353,585
Unibail-Rodamco SE	3,600	710,302

		1,063,887

Real Estate Management & Development – 0.4%
Mitsui Fudosan Co., Ltd.	54,000	912,429
New World Development Ltd.	214,835	392,378
Sumitomo Realty & Development Co., Ltd.	16,000	283,659
Sun Hung Kai Properties Ltd.	62,000	860,284

		2,448,750

		108,453,805

Information Technology – 15.8%
Communications Equipment – 2.6%
Cisco Systems, Inc.(a)	155,025	3,771,758
JDS Uniphase Corp.(a)	64,500	692,085
Motorola, Inc.(a)	520,900	3,521,284
Nokia Oyj	107,500	1,451,701
QUALCOMM, Inc.	74,825	2,745,329
Research In Motion Ltd.(a)	19,300	1,367,984
Tellabs, Inc.	98,300	679,253

		14,229,394

Computers & Peripherals – 5.2%
Apple, Inc.(a)	66,550	13,617,461
Compal Electronics, Inc. (GDR)(a)(b)	105,184	754,306
Dell, Inc.(a)	135,500	1,792,665
EMC Corp.(a)	246,800	4,316,532

28	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Hewlett-Packard Co.	123,550	$6,275,104
Toshiba Corp.(a)	410,000	2,050,864

		28,806,932

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.	434,660	448,870
Corning, Inc.	60,100	1,059,563
LG Display Co., Ltd.	16,800	503,186
Murata Manufacturing Co., Ltd.	15,800	837,808
Nippon Electric Glass Co., Ltd.	111,000	1,437,721
Tyco Electronics Ltd.	75,100	1,924,813
Vishay Intertechnology, Inc.(a)	3,500	35,875

		6,247,836

Internet Software & Services – 2.4%
AOL, Inc.(a)	10,081	249,807
Google, Inc. – Class A(a)	23,200	12,221,760
Tencent Holdings Ltd.	45,000	880,236

		13,351,803

Semiconductors & Semiconductor Equipment – 3.2%
ASML Holding NV	37,200	1,144,549
Broadcom Corp. – Class A	71,500	2,239,380
Elpida Memory, Inc.(a)	9,200	163,691
Hynix Semiconductor, Inc.(a)	48,100	870,471
Intel Corp.	376,450	7,728,519
KLA-Tencor Corp.	60,900	1,774,017
Micron Technology, Inc.(a)	229,500	2,079,270
Samsung Electronics Co., Ltd.	2,780	1,782,213

		17,782,110

Software – 1.3%
Microsoft Corp.	198,700	5,694,742
Symantec Corp.(a)	91,500	1,514,325

		7,209,067

		87,627,142

Consumer Discretionary – 12.4%
Auto Components – 0.7%
Johnson Controls, Inc.	100,500	3,125,550
TRW Automotive Holdings Corp.(a)	33,600	902,832

		4,028,382

Automobiles – 1.9%
Bayerische Motoren Werke AG	20,900	847,183
Ford Motor Co.(a)	403,000	4,731,220
Honda Motor Co., Ltd.	43,000	1,487,316
Nissan Motor Co., Ltd.(a)	167,200	1,322,225
Suzuki Motor Corp.	37,800	803,875

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	29

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Volkswagen AG (Preference Shares)	13,600	$1,107,499

		10,299,318

Distributors – 0.1%
Li & Fung Ltd.	152,000	706,268

Hotels, Restaurants & Leisure – 0.9%
Carnival PLC	48,570	1,846,309
Hyatt Hotels Corp.(a)	24,300	812,349
Royal Caribbean Cruises Ltd.(a)	37,100	1,048,817
TABCORP Holdings Ltd.	81,414	492,881
Thomas Cook Group PLC	83,700	300,992
TUI Travel PLC	77,800	325,441

		4,826,789

Household Durables – 1.4%
DR Horton, Inc.	70,200	867,672
Fortune Brands, Inc.	11,600	508,428
Garmin Ltd.	22,400	715,680
NVR, Inc.(a)	2,100	1,487,430
Pulte Homes, Inc.(a)	91,400	989,862
Sharp Corp.	51,000	590,143
Sony Corp.	23,700	807,028
Whirlpool Corp.	22,500	1,893,600

		7,859,843

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(a)	7,500	888,000

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	20,000	185,326

Media – 3.4%
British Sky Broadcasting Group PLC	73,000	605,831
CBS Corp. – Class B	154,400	2,005,656
Comcast Corp. – Class A	144,200	2,370,648
Lagardere SCA	12,500	456,144
News Corp. – Class A	228,700	3,057,719
SES SA (FDR)	38,274	926,264
Time Warner Cable, Inc. – Class A	65,800	3,072,202
Time Warner, Inc.	100,600	2,921,424
Viacom, Inc. – Class B(a)	24,800	735,320
Vivendi SA	39,220	986,822
Walt Disney Co. (The)	27,825	869,253
WPP PLC	91,000	835,347

		18,842,630

Multiline Retail – 2.1%
JC Penney Co., Inc.	42,900	1,183,182
Kohl’s Corp.(a)	87,200	4,693,104

30	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Macy’s, Inc.	67,400	$1,290,710
Marks & Spencer Group PLC	152,700	768,976
Takashimaya Co., Ltd.	26,000	200,685
Target Corp.	70,275	3,620,568

		11,757,225

Specialty Retail – 1.5%
Esprit Holdings Ltd.	102,700	733,832
Foot Locker, Inc.	34,000	440,980
Home Depot, Inc.	78,400	2,446,080
Limited Brands, Inc.	101,800	2,250,798
Lowe’s Cos., Inc.	43,000	1,019,530
Office Depot, Inc.(a)	155,400	1,121,988

		8,013,208

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	47,700	804,222
Yue Yuen Industrial Holdings Ltd.	92,500	274,605

		1,078,827

		68,485,816

Health Care – 11.4%
Biotechnology – 2.0%
Celgene Corp.(a)	17,250	1,026,720
Gilead Sciences, Inc.(a)	172,350	8,205,583
Vertex Pharmaceuticals, Inc.(a)	38,300	1,555,363

		10,787,666

Health Care Equipment & Supplies – 2.9%
Alcon, Inc.	67,480	10,777,906
Baxter International, Inc.	43,400	2,470,762
Boston Scientific Corp.(a)	24,100	186,534
Covidien PLC	55,800	2,740,896

		16,176,098

Health Care Providers & Services – 0.8%
Aetna, Inc.	64,300	1,928,357
Celesio AG	6,000	174,780
Fresenius Medical Care AG & Co. KGaA	12,700	663,618
Medco Health Solutions, Inc.(a)	11,850	749,394
UnitedHealth Group, Inc.	26,100	883,746

		4,399,895

Pharmaceuticals – 5.7%
AstraZeneca PLC	33,100	1,462,022
Bayer AG	38,695	2,564,333
GlaxoSmithKline PLC	10,200	188,577
Merck & Co., Inc.	140,700	5,189,016
Novartis AG	39,100	2,166,499
Pfizer, Inc.	400,000	7,020,000
Roche Holding AG	13,116	2,191,282

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	31

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA	48,938	$3,571,605
Shire PLC	20,000	429,951
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	114,350	6,862,143

		31,645,428

		63,009,087

Energy – 11.4%
Energy Equipment & Services – 2.8%
Cameron International Corp.(a)	64,100	2,636,433
Ensco International PLC (Sponsored ADR)	28,200	1,245,594
Rowan Cos., Inc.(a)	25,900	673,918
Saipem SpA	49,500	1,638,975
Schlumberger Ltd.	120,800	7,380,880
Technip SA	5,800	412,617
Tenaris SA	71,386	1,485,194

		15,473,611

Oil, Gas & Consumable Fuels – 8.6%
Apache Corp.	10,200	1,057,128
BG Group PLC	109,658	1,916,644
BP PLC	166,900	1,470,529
Chevron Corp.	47,800	3,455,940
China Coal Energy Co. – Class H	368,000	584,462
Cimarex Energy Co.	34,400	2,055,744
CNOOC Ltd.	284,000	444,540
ConocoPhillips	110,400	5,299,200
Devon Energy Corp.	44,600	3,071,156
EnCana Corp.	7,300	239,286
ENI SpA	40,200	907,274
EOG Resources, Inc.	41,600	3,912,480
Exxon Mobil Corp.	86,400	5,616,000
Forest Oil Corp.(a)	18,400	498,640
Gazprom OAO (Sponsored ADR)	26,000	578,240
KazMunaiGas Exploration Production (GDR)(b)	13,550	327,097
LUKOIL OAO (London) (Sponsored ADR)	7,800	409,500
Nexen, Inc. (New York)	12,400	279,000
Nexen, Inc. (Toronto)	38,142	860,932
Nippon Mining Holdings, Inc.	68,000	338,543
Noble Energy, Inc.	37,100	2,694,944
Occidental Petroleum Corp.	27,625	2,205,856
OGX Petroleo e Gas Participacoes SA	58,900	513,336
Penn West Energy Trust	25,400	520,698
Petroleo Brasileiro SA (ADR)	15,800	673,870
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	79,066	2,159,950
Suncor Energy, Inc. (New York)	41,400	1,196,874
Suncor Energy, Inc. (Toronto)	55,165	1,594,343

32	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Tullow Oil PLC	32,395	$587,968
Valero Energy Corp.	116,673	2,044,111

		47,514,285

		62,987,896

Industrials – 9.4%
Aerospace & Defense – 1.2%
BAE Systems PLC	329,816	1,883,805
Bombardier, Inc.	85,000	459,656
Northrop Grumman Corp.	38,900	2,383,014
Raytheon Co.	22,400	1,259,776
Rolls-Royce Group PLC(a)	104,200	887,063

		6,873,314

Air Freight & Logistics – 0.2%
Deutsche Post AG	38,340	623,525
FedEx Corp.	7,200	610,272

		1,233,797

Airlines – 0.2%
British Airways PLC(a)	238,700	770,274
Qantas Airways Ltd.	169,706	400,277

		1,170,551

Building Products – 0.3%
Compagnie de St-Gobain	16,100	755,705
Masco Corp.	77,000	1,029,490

		1,785,195

Construction & Engineering – 0.2%
Bouygues SA	12,300	564,421
Quanta Services, Inc.(a)	12,800	243,200

		807,621

Electrical Equipment – 1.0%
ABB Ltd.(a)	53,900	1,092,041
Cooper Industries PLC	63,800	2,893,968
Furukawa Electric Co., Ltd.	50,000	241,652
Vestas Wind Systems A/S(a)	13,081	646,908
Vestas Wind Systems A/S (ADR)(a)	31,000	511,500

		5,386,069

Industrial Conglomerates – 1.7%
Bidvest Group Ltd.	16,665	285,100
General Electric Co.	391,500	6,287,490
Siemens AG	20,800	1,783,479
Textron, Inc.	55,000	1,095,600

		9,451,669

Machinery – 3.1%
Caterpillar, Inc.	33,600	1,916,880
Danaher Corp.	60,200	4,452,994

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	33

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Dover Corp.	69,700	$3,154,622
Illinois Tool Works, Inc.	115,650	5,264,388
NGK Insulators Ltd.	37,000	796,000
SPX Corp.	11,000	654,390
Terex Corp.(a)	50,100	975,447

		17,214,721

Professional Services – 0.2%
Adecco SA	5,000	248,613
Randstad Holding NV(a)	14,700	614,697

		863,310

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	147,300	1,384,620

Trading Companies & Distributors – 1.0%
Mitsubishi Corp.	100,900	2,516,843
Mitsui & Co., Ltd.	134,900	2,090,771
Travis Perkins PLC(a)	17,900	182,446
Wolseley PLC(a)	38,800	915,885

		5,705,945

		51,876,812

Consumer Staples – 7.1%
Beverages – 1.9%
Anheuser-Busch InBev NV	45,848	2,289,520
Anheuser-Busch InBev NV (Sponsored ADR)(a)	23,600	1,178,820
Asahi Breweries Ltd.	19,600	375,670
Carlsberg A/S(a)	10,625	821,134
Coca-Cola Enterprises, Inc.	53,300	1,361,815
Constellation Brands, Inc. – Class A(a)	62,000	932,480
PepsiCo, Inc.	58,725	3,668,551

		10,627,990

Food & Staples Retailing – 1.7%
Aeon Co., Ltd.	59,300	610,040
Casino Guichard Perrachon SA	6,000	482,063
Costco Wholesale Corp.	72,025	4,391,364
CVS Caremark Corp.	21,000	708,750
Koninklijke Ahold NV	31,860	389,644
Metro AG	2,500	128,193
Supervalu, Inc.	80,900	1,235,343
Tesco PLC	254,773	1,631,387

		9,576,784

Food Products – 1.9%
Archer-Daniels-Midland Co.	62,600	1,837,936
Bunge Ltd.	20,100	1,197,759
Dean Foods Co.(a)	21,300	310,767
Kraft Foods, Inc. – Class A	59,700	1,697,271

34	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	44,269	$2,203,714
Smithfield Foods, Inc.(a)	37,000	636,770
Tyson Foods, Inc. – Class A	37,400	637,296
Unilever NV	34,000	1,022,110
Unilever PLC	21,414	629,697
Wilmar International Ltd.	87,000	401,667

		10,574,987

Household Products – 0.6%
Kimberly-Clark Corp.	8,700	528,438
Procter & Gamble Co. (The)	38,600	2,442,608

		2,971,046

Personal Products – 0.1%
L’Oreal SA	5,700	589,610

Tobacco – 0.9%
Altria Group, Inc.	74,200	1,492,904
British American Tobacco PLC	54,633	1,857,558
Japan Tobacco, Inc.	167	606,594
Reynolds American, Inc.	15,500	818,400

		4,775,456

		39,115,873

Materials – 5.3%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	14,250	977,265
BASF SE	9,600	539,105
Dow Chemical Co. (The)	39,800	1,126,738
EI du Pont de Nemours & Co.	88,400	2,980,848
Koninklijke DSM NV	15,400	643,177
Potash Corp. of Saskatchewan, Inc.	5,440	600,902
Syngenta AG	1,593	412,777
Yara International ASA	22,600	930,994

		8,211,806

Containers & Packaging – 0.1%
Sonoco Products Co.	19,400	573,852

Metals & Mining – 3.7%
AK Steel Holding Corp.	60,500	1,302,565
Anglo American PLC(a)	21,500	783,681
ArcelorMittal (Euronext Amsterdam)	38,362	1,463,866
ArcelorMittal (New York)	43,025	1,644,416
BHP Billiton Ltd.	5,800	212,699
BHP Billiton PLC	55,616	1,707,308
Freeport-McMoRan Copper & Gold, Inc.	63,025	4,736,959
JFE Holdings, Inc.	8,900	330,314
Kazakhmys PLC(a)	9,900	202,509
Rio Tinto PLC	60,820	3,140,777

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	35

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Steel Dynamics, Inc.	60,100	$981,433
Tata Steel Ltd.	73,000	909,919
Vale SA (Sponsored ADR) – Class B	50,900	1,418,074
Xstrata PLC	93,510	1,469,818

		20,304,338

		29,089,996

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 2.3%
AT&T, Inc.	246,300	6,110,703
Bezeq Israeli Telecommunication Corp. Ltd.	79,600	206,972
France Telecom SA	38,900	910,012
Nippon Telegraph & Telephone Corp.	24,500	1,068,425
Telecom Corp. of New Zealand Ltd.	137,911	218,420
Telecom Italia SpA (ordinary shares)	546,500	778,458
Telecom Italia SpA (savings shares)	228,800	242,835
Telefonica SA	70,859	1,661,675
TELUS Corp.	6,300	198,245
Verizon Communications, Inc.	58,000	1,677,940

		13,073,685

Wireless Telecommunication Services – 1.4%
American Tower Corp. – Class A(a)	26,700	1,139,022
Crown Castle International Corp.(a)	33,100	1,251,180
KDDI Corp.	105	559,580
Softbank Corp.	28,700	750,129
Sprint Nextel Corp.(a)	534,900	1,781,217
Vodafone Group PLC	973,700	2,104,016

		7,585,144

		20,658,829

Utilities – 1.8%
Electric Utilities – 1.2%
American Electric Power Co., Inc.	27,800	934,636
E.ON AG	35,800	1,273,969
EDF SA	15,800	791,824
Edison International	30,100	982,163
Pepco Holdings, Inc.	60,200	1,012,564
Pinnacle West Capital Corp.	19,200	699,072
Tokyo Electric Power Co., Inc. (The)	26,800	735,905

		6,430,133

Gas Utilities – 0.0%
Tokyo Gas Co., Ltd.	58,000	252,756

Independent Power Producers & Energy Traders – 0.1%
RRI Energy, Inc.(a)	116,400	494,700

36	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.5%
Ameren Corp.	13,200	$326,172
CMS Energy Corp.	12,900	196,983
National Grid PLC	55,900	554,687
NiSource, Inc.	82,600	1,240,652
RWE AG	4,560	386,178

		2,704,672

		9,882,261

Total Common Stocks (cost $461,775,863)		541,187,517

WARRANTS – 0.1%
Information Technology – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Hon Hai Precision Industry Co., Ltd., expiring 9/29/14(a)	87,100	343,174
Hon Hai Precision, Credit Suisse, expiring 11/05/10(a)	101,200	399,538

Total Warrants (cost $808,629)		742,712

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(c) (cost $6,748,754)	6,748,754	6,748,754

Total Investments – 99.2% (cost $469,333,246)		548,678,983
Other assets less liabilities – 0.8%		4,455,883

Net Assets – 100.0%		$553,134,866

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	4	March 2010	$314,726	$325,484	$10,758
EURO STOXX 50	7	March 2010	268,040	259,639	(8,400)
TOPIX Index Futures	3	March 2010	308,999	300,861	(8,138)

					$(5,780)

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	37

Tax-Managed Wealth Appreciation—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 5/18/10	6,223	$5,394,408	$5,531,830	$137,422
Australian Dollar settling 5/18/10	5,025	4,355,921	4,466,888	110,967
Japanese Yen settling 5/18/10	215,420	2,407,654	2,425,624	17,970
Japanese Yen settling 5/18/10	51,848	575,533	583,807	8,274
Japanese Yen settling 5/18/10	58,805	657,237	662,143	4,906
New Zealand Dollar settling 5/18/10	5,558	3,830,407	3,860,693	30,286
New Zealand Dollar settling 5/18/10	5,070	3,494,092	3,521,719	27,627
Norwegian Krone settling 5/18/10	21,384	3,592,500	3,605,584	13,084
Norwegian Krone settling 5/18/10	20,601	3,460,957	3,473,562	12,605
Swedish Krona settling 5/18/10	27,116	3,710,302	3,803,734	93,432
Swedish Krona settling 5/18/10	26,983	3,692,104	3,785,077	92,973

Sale Contracts:
British Pound settling 5/18/10	4,806	7,497,312	7,324,364	172,948
British Pound settling 5/18/10	861	1,344,365	1,312,168	32,197
British Pound settling 5/18/10	347	542,569	528,829	13,740
Canadian Dollar settling 5/18/10	199	192,416	189,106	3,310
Canadian Dollar settling 5/18/10	508	481,421	482,743	(1,322)
Canadian Dollar settling 5/18/10	1,379	1,292,881	1,310,437	(17,556)
Canadian Dollar settling 5/18/10	2,270	2,128,238	2,157,138	(28,900)
Euro settling 5/18/10	1,559	2,205,315	2,122,587	82,728
Euro settling 5/18/10	5,979	8,212,037	8,140,440	71,597
Euro settling 5/18/10	1,661	2,332,958	2,261,460	71,498
Euro settling 5/18/10	2,123	2,918,064	2,890,476	27,588
Euro settling 5/18/10	827	1,137,836	1,125,965	11,871
Swiss Franc settling 5/18/10	4,260	3,994,861	3,967,570	27,291

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $1,081,403 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

GDR – Global Depositary Receipt

LP – Limited Partnership

REIT – Real Estate Investment Trust

See notes to financial statements.

38	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Wealth Appreciation—Portfolio of Investments

TAX-MANAGED BALANCED WEALTH

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 51.8%
Alabama – 4.2%
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21	$1,700	$1,790,508
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	2,710	2,966,203
5.125%, 2/01/42 (Prerefunded/ETM)	1,650	1,810,892
5.25%, 2/01/24 (Prerefunded/ETM)	3,200	3,521,536
Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,100	1,193,005

		11,282,144

Arizona – 0.7%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.20%, 2/01/42(a)	785	713,070
Gilbert AZ Wtr Res Mun Corp. (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	710	710,071
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	450	419,738
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	60	56,171

		1,899,050

Arkansas – 0.1%
Springdale AR Sales & Use Tax NPFGC 4.00%, 7/01/16 (Prerefunded/ETM)	290	290,716

California – 3.7%
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.00%, 7/01/20	2,450	2,689,047
5.25%, 7/01/12	1,000	1,088,570
California GO 5.00%, 3/01/16	2,225	2,444,429
San Bernardino Cnty CA Trnsp Auth (San Bernardino Cnty CA Trnsp Sales Tax) Series 2009-A 5.00%, 5/01/12	2,525	2,719,475
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	1,000	1,009,790

		9,951,311

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	39

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Colorado – 0.6%
Mesa Cnty Co. Vly SD #51 GO NPFGC 5.00%, 12/01/23	$1,000	$1,084,100
PV Wtr & San Met Dist Co. Series 06 Zero Coupon, 12/15/17(b)	710	376,179
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(b)	260	117,390

		1,577,669

District Of Columbia – 1.4%
District of Columbia GO AMBAC Series 2007 5.25%, 6/01/18	1,200	1,370,424
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/15	2,035	2,280,034

		3,650,458

Florida – 3.3%
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/15-3/01/16	4,000	4,219,630
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,100	1,188,638
Hammock Bay CDD FL Series B 5.375%, 5/01/11	45	44,591
Heritage Plantation CDD FL Series B 5.10%, 11/01/13	105	48,291
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	100	79,186
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	265	242,067
Overoaks CDD FL Series 4B 5.125%, 5/01/09(c)	145	65,225
Palm Beach Cnty FL Sch Brd COP NPFGC-RE 5.00%, 8/01/13	1,030	1,135,317
Parkway Center CDD FL Series B 5.625%, 5/01/14	160	114,837

40	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Paseo CDD FL 5.00%, 2/01/11(b)(c)	$405	$166,370
Series B 4.875%, 5/01/10(b)(c)	425	175,733
The Quarry CDD FL 5.25%, 5/01/16	205	167,862
Rolling Hills CDD FL Series B 5.125%, 11/01/13	95	67,981
Shingle Creek FL CDD 5.75%, 5/01/15(b)(c)	330	157,737
South Bay CDD FL Series 5B-2 5.375%, 5/01/13(b)(c)	100	32,530
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	435	139,200
Verano CDD FL Series B 5.00%, 11/01/13	675	422,861
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	155	126,821
Waterset North CDD FL Series B 6.55%, 11/01/15	485	302,742

		8,897,619

Georgia – 1.6%
Georgia Road & Tollway Auth (Georgia Fed Highway Grant) Series 2009A 5.00%, 6/01/18	3,630	4,205,464

Guam – 0.2%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	213	213,826
Guam Wtrworks Auth COP (Guam Govt Wtrwks) Series 05 5.00%, 7/01/13	225	232,927

		446,753

Illinois – 2.4%
Hodgkins IL Tax Increment 5.00%, 1/01/11	1,000	1,015,610
Illinois GO AMBAC Series B 5.00%, 3/01/14	3,400	3,780,018

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	41

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Illinois GO NPFGC-RE 5.00%, 4/01/15	$1,545	$1,731,219
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	86,002

		6,612,849

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) Series A 5.25%, 10/15/19	1,945	2,005,626

Kansas – 0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	315	317,615

Louisiana – 2.0%
Louisiana GO NPFGC Series A 5.25%, 8/01/16	3,830	4,410,130
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	1,000	1,042,530

		5,452,660

Minnesota – 0.1%
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	310	285,928

Nevada – 0.3%
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.05%, 8/01/10	655	647,160
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	35	19,343
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.35%, 6/01/12	245	242,131

		908,634

42	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New Jersey – 2.6%
New Jersey EDA (New Jersey Cigarette Tax) AGM Series 4 5.00%, 6/15/10	$830	$841,039
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AMBAC Series A 5.50%, 12/15/13	1,775	2,012,016
New Jersey Trnsp Trust Fund NPFGC-RE Series 2006A 5.00%, 6/15/12	3,775	4,087,268

		6,940,323

New York – 5.2%
New York NY GO Series 04G 5.00%, 8/01/12	1,315	1,433,718
Series E 5.00%, 8/01/15	2,625	3,000,847
Series H 5.00%, 8/01/11	1,645	1,743,174
New York St Dormitory Auth (Mt. Sinai Hlth) 5.00%, 7/01/11	220	220,961
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) AGM Series 5B 5.00%, 4/01/14	6,505	7,427,214
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.25%, 6/01/13	295	295,062

		14,120,976

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy Series A 5.00%, 1/01/15	785	869,560

Ohio – 1.6%
American Mun Pwr OH (Goldman Sachs Group, Inc.) 5.00%, 2/01/12	1,000	1,063,920
Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	1,000	1,077,410

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	43

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	$260	$251,862
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(d)	1,620	1,802,655

		4,195,847

Pennsylvania – 1.3%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/13	925	920,005
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	220	211,132
Philadelphia PA GO XLCA 5.00%, 2/15/11	2,000	2,055,020
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	300	274,017

		3,460,174

Puerto Rico – 2.2%
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/14	2,820	3,066,694
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	2,750	2,935,047

		6,001,741

South Carolina – 1.0%
South Carolina Pub Svc Auth AGM 5.00%, 1/01/14	2,450	2,776,585

Texas – 7.8%
Austin TX Utils Sys AGM 5.00%, 11/15/13	6,915	7,743,002
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21-7/01/22	2,815	3,027,952
Houston TX GO NPFGC 5.00%, 3/01/15	3,300	3,783,549
Houston TX Util Sys AMBAC 5.00%, 5/15/34(d)	1,505	1,564,252

44	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Texas A & M Univ Series 2009 D 5.00%, 5/15/18	$2,765	$3,205,630
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/16	1,640	1,826,894

		21,151,279

Virginia – 1.9%
Virginia College Bldg Auth 5.00%, 2/01/18	4,495	5,251,329

Washington – 4.1%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	6,525	6,914,869
Series A 5.00%, 7/01/14	1,775	2,035,943
Washington St GO AMBAC Series D 5.00%, 1/01/14	1,760	2,004,481

		10,955,293

Wisconsin – 2.4%
Wisconsin GO AMBAC Series 1 5.00%, 5/01/16	2,000	2,322,200
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14	3,500	4,020,940

		6,343,140

Total Municipal Obligations (cost $135,172,088)		139,850,743

	Shares
COMMON STOCKS – 46.1%
Financials – 9.5%
Capital Markets – 2.9%
Ameriprise Financial, Inc.	11,500	460,345
The Blackstone Group LP	56,075	783,928
Credit Suisse Group AG	11,938	531,490
Deutsche Bank AG	4,750	301,645
Franklin Resources, Inc.	7,065	718,652
The Goldman Sachs Group, Inc.	23,150	3,619,502
Julius Baer Group Ltd.	8,018	249,441
Macquarie Group Ltd.	11,322	458,180

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	45

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Man Group PLC	50,582	$173,450
Morgan Stanley	20,900	588,962

		7,885,595

Commercial Banks – 2.8%
Australia & New Zealand Banking Group Ltd.	11,700	242,138
Banco do Brasil SA	13,400	220,744
Banco Santander Central Hispano SA	45,123	586,653
Barclays PLC	45,400	216,961
BB&T Corp.	15,300	436,509
BNP Paribas SA	4,840	349,673
Credit Agricole SA	11,417	169,511
Danske Bank A/S(e)	8,400	190,971
HSBC Holdings PLC	43,500	477,206
Industrial & Commercial Bank of China Ltd.-Class H	206,000	145,667
KB Financial Group, Inc.	4,288	179,923
Mitsubishi UFJ Financial Group, Inc.	14,700	74,875
National Australia Bank Ltd.	11,900	271,146
National Bank of Canada	1,600	91,618
Regions Financial Corp.	28,300	191,025
Societe Generale-Class A	5,140	282,496
Standard Chartered PLC	26,868	640,374
Sumitomo Mitsui Financial Group, Inc.	7,000	224,852
Turkiye Garanti Bankasi AS	35,800	131,781
U.S. Bancorp	19,400	477,434
UniCredito Italiano SpA(e)	93,725	236,871
United Overseas Bank Ltd.	12,000	158,906
Wells Fargo & Co.	53,600	1,465,424

		7,462,758

Consumer Finance – 0.2%
Capital One Financial Corp.	10,800	407,700
ORIX Corp.	2,770	212,250

		619,950

Diversified Financial Services – 2.3%
Bank of America Corp.	106,100	1,767,626
Citigroup, Inc.(e)	78,900	268,260
CME Group, Inc.-Class A	1,290	389,180
Hong Kong Exchanges and Clearing Ltd.	14,100	236,020
JP Morgan Chase & Co.	85,475	3,587,386

		6,248,472

Insurance – 1.0%
ACE Ltd.	1,500	74,985
Allianz SE	3,000	346,122
Allstate Corp.	9,500	296,875
Aviva PLC	14,228	84,754
Chubb Corp.	3,600	181,656

46	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Everest Re Group Ltd.	1,500	$128,130
Lincoln National Corp.	2,400	60,432
Muenchener Rueckversicherungs AG (MunichRe)	600	92,797
Old Mutual PLC(e)	66,200	114,530
PartnerRe Ltd.	800	63,688
Principal Financial Group, Inc.	5,900	136,939
QBE Insurance Group Ltd.	10,956	209,774
The Travelers Co., Inc.	8,600	452,274
Unum Group	7,700	160,237
XL Capital Ltd.-Class A	12,100	221,067

		2,624,260

Real Estate Investment Trusts (REITs) – 0.1%
Klepierre	1,200	44,663
Unibail-Rodamco SE	800	157,845

		202,508

Real Estate Management & Development – 0.2%
Lend Lease Corp. Ltd.	9,600	83,399
Mitsui Fudosan Co. Ltd.	12,000	202,762
New World Development Co. Ltd.	51,682	94,393
Sumitomo Realty & Development Co. Ltd.	4,000	70,915
Sun Hung Kai Properties Ltd.	14,000	194,257

		645,726

		25,689,269

Information Technology – 7.2%
Communications Equipment – 1.1%
Cisco Systems, Inc.(e)	37,650	916,025
JDS Uniphase Corp.(e)	3,000	32,190
Motorola, Inc.(e)	109,000	736,840
Nokia OYJ	25,800	348,408
QUALCOMM, Inc.	16,450	603,550
Research In Motion Ltd.(e)	4,600	326,048

		2,963,061

Computers & Peripherals – 2.5%
Apple, Inc.(e)	15,240	3,118,409
Compal Electronics, Inc. (GDR)(f)	22,075	158,306
Dell, Inc.(e)	27,500	363,825
EMC Corp.(e)	56,400	986,436
Hewlett-Packard Co.	28,200	1,432,278
Seagate Technology(e)	11,100	221,001
Toshiba Corp.(e)	99,000	495,209

		6,775,464

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	47

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.5%
AU Optronics Corp.	71,070	$73,393
Corning, Inc.	13,900	245,057
LG Display Co. Ltd.	6,800	203,670
Murata Manufacturing Co. Ltd.	3,500	185,591
Nippon Electric Glass Co. Ltd.	26,000	336,764
Tyco Electronics Ltd.	16,000	410,080

		1,454,555

Internet Software & Services – 1.1%
AOL, Inc.(e)	2,590	64,180
Google, Inc. – Class A(e)	5,295	2,789,406
Tencent Holdings Ltd.	10,400	203,432

		3,057,018

Semiconductors & Semiconductor Equipment – 1.5%
ASML Holding NV	8,700	267,677
Broadcom Corp. – Class A	17,300	541,836
Hynix Semiconductor, Inc.(e)	11,500	208,117
Intel Corp.	87,375	1,793,809
KLA-Tencor Corp.	13,900	404,907
Samsung Electronics Co. Ltd.	650	416,704
Teradyne, Inc.(e)	25,600	255,744

		3,888,794

Software – 0.5%
Microsoft Corp.	35,300	1,011,698
Symantec Corp.(e)	19,500	322,725

		1,334,423

		19,473,315

Consumer Discretionary – 5.8%
Auto Components – 0.3%
Johnson Controls, Inc.	24,700	768,170

Automobiles – 0.9%
Bayerische Motoren Werke AG	4,400	178,354
Ford Motor Co.(e)	93,100	1,092,994
Honda Motor Co. Ltd.	9,900	342,428
Nissan Motor Co. Ltd.(e)	33,100	261,756
Suzuki Motor Corp.	9,000	191,399
Volkswagen AG	3,280	267,103

		2,334,034

Distributors – 0.1%
Genuine Parts Co.	1,900	76,684
Li & Fung Ltd.	36,000	167,274

		243,958

48	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.3%
Carnival PLC	9,450	$359,226
Hyatt Hotels Corp.(e)	5,600	187,208
Royal Caribbean Cruises Ltd.(e)	8,500	240,295
Thomas Cook Group PLC	20,800	74,799
TUI Travel PLC	23,300	97,465

		958,993

Household Durables – 0.7%
Black & Decker Corp.	1,900	137,693
DR Horton, Inc.	15,000	185,400
Fortune Brands, Inc.	2,800	122,724
Garmin Ltd.	3,000	95,850
NVR, Inc.(e)	500	354,150
Pulte Homes, Inc.(e)	15,000	162,450
Sharp Corp.	14,000	162,000
Sony Corp.	2,500	85,130
Whirlpool Corp.	5,900	496,544

		1,801,941

Internet & Catalog Retail – 0.0%
Amazon.Com, Inc.(e)	1,000	118,400

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	4,300	39,845

Media – 1.7%
British Sky Broadcasting Group PLC	17,000	141,084
CBS Corp. – Class B	31,000	402,690
Comcast Corp. – Class A	34,950	574,578
Lagardere SCA	3,500	127,720
News Corp. – Class A	45,800	612,346
SES SA (FDR)	9,149	221,414
Time Warner Cable, Inc. – Class A	15,100	705,019
Time Warner, Inc.	22,800	662,112
Viacom, Inc. – Class B(e)	9,100	269,815
Vivendi SA	8,960	225,444
The Walt Disney Co.	12,350	385,814
WPP PLC	16,300	149,628

		4,477,664

Multiline Retail – 1.0%
JC Penney Co., Inc.	8,100	223,398
Kohl’s Corp.(e)	19,450	1,046,799
Macy’s, Inc.	19,600	375,340
Marks & Spencer Group PLC	30,000	151,076
Target Corp.	16,675	859,096

		2,655,709

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	49

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.6%
AutoNation, Inc.(e)	6,400	$113,600
Esprit Holdings Ltd.	24,400	174,348
Home Depot, Inc.	15,600	486,720
Limited Brands, Inc.	15,000	331,650
Lowe’s Cos, Inc.	15,100	358,021
Office Depot, Inc.(e)	40,000	288,800

		1,753,139

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	13,100	220,866
VF Corp.	2,800	216,664
Yue Yuen Industrial Holdings Ltd.	25,500	75,702

		513,232

		15,665,085

Health Care – 5.3%
Biotechnology – 0.9%
Celgene Corp.(e)	3,600	214,272
Gilead Sciences, Inc.(e)	39,700	1,890,117
Vertex Pharmaceuticals, Inc.(e)	8,800	357,368

		2,461,757

Health Care Equipment & Supplies – 1.4%
Alcon, Inc.	15,260	2,437,327
Baxter International, Inc.	10,400	592,072
Boston Scientific Corp.(e)	7,600	58,824
Covidien PLC	13,300	653,296
Hospira, Inc.(e)	1,200	62,796

		3,804,315

Health Care Providers & Services – 0.4%
Aetna, Inc.	15,500	464,845
Cardinal Health, Inc.	4,700	159,659
Celesio AG	1,700	49,521
Fresenius Medical Care AG & Co. KGaA	3,000	156,760
Medco Health Solutions, Inc.(e)	1,675	105,927

		936,712

Pharmaceuticals – 2.6%
AstraZeneca PLC	8,400	371,027
Bayer AG	7,919	524,795
Merck & Co., Inc.	34,000	1,253,920
Novartis AG	8,060	446,598
Pfizer, Inc.	90,000	1,579,500
Roche Holding AG	3,122	521,591
Sanofi-Aventis SA	11,061	807,257
Shire PLC	4,800	103,188

50	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	24,915	$1,495,149

		7,103,025

		14,305,809

Energy – 5.3%
Energy Equipment & Services – 1.4%
Cameron International Corp.(e)	15,625	642,656
Ensco International PLC (Sponsored ADR)	7,400	326,858
Rowan Cos, Inc.(e)	6,800	176,936
Saipem SpA	11,495	380,606
Schlumberger Ltd.	27,875	1,703,163
Technip SA	1,400	99,597
Tenaris SA	16,873	351,045

		3,680,861

Oil, Gas & Consumable Fuels – 3.9%
Apache Corp.	700	72,548
BG Group PLC	25,579	447,080
BP PLC	44,900	395,607
Chevron Corp.	11,650	842,295
China Coal Energy Co. – Class H	86,000	136,586
Cimarex Energy Co.	7,800	466,128
CNOOC Ltd.	40,000	62,611
ConocoPhillips	26,200	1,257,600
Devon Energy Corp.	10,300	709,258
ENI SpA	8,200	185,066
EOG Resources, Inc.	6,400	601,920
Exxon Mobil Corp.	21,300	1,384,500
Forest Oil Corp.(e)	5,400	146,340
Gazprom OAO (Sponsored ADR)(US OTC)	5,700	126,768
KazMunaiGas Exploration Production (GDR)(f)	3,450	83,283
LUKOIL (OTC US) (Sponsored ADR)	2,950	154,875
Nexen, Inc. (Toronto)	8,733	197,119
Nippon Mining Holdings, Inc.	15,500	77,168
Noble Energy, Inc.	8,800	639,232
Occidental Petroleum Corp.	6,275	501,059
OGX Petroleo e Gas Participacoes SA	13,900	121,144
Petroleo Brasileiro SA (Sponsored ADR)	3,800	162,070
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	19,039	520,113
Suncor Energy, Inc. (New York)	8,900	257,299
Suncor Energy, Inc. (Toronto)	11,839	342,163
Tullow Oil PLC	7,614	138,194
Valero Energy Corp.	29,900	523,848

		10,551,874

		14,232,735

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	51

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.8%
Aerospace & Defense – 0.7%
BAE Systems PLC	77,887	$444,866
Bombardier, Inc. – Class B	23,000	124,377
ITT Corp.	1,600	81,968
Northrop Grumman Corp.	10,000	612,600
Raytheon Co.	6,100	343,064
Rolls-Royce Group PLC(e)	15,900	135,358
United Technologies Corp.	3,500	240,275

		1,982,508

Air Freight & Logistics – 0.1%
Deutsche Post AG	7,740	125,876
FedEx Corp.	1,700	144,092

		269,968

Airlines – 0.1%
British Airways PLC(e)	56,600	182,646

Building Products – 0.1%
Cie de Saint-Gobain	3,900	183,059
Masco Corp.	16,900	225,953

		409,012

Construction & Engineering – 0.1%
Bouygues	2,900	133,075
Quanta Services, Inc.(e)	2,500	47,500

		180,575

Electrical Equipment – 0.6%
ABB Ltd.(e)	12,900	261,361
Cooper Industries Ltd. – Class A	23,800	1,079,568
Furukawa Electric Co. Ltd.	12,000	57,996
Vestas Wind Systems A/S(e)	3,113	153,950
Vestas Wind Systems A/S (ADR)(e)	6,450	106,425

		1,659,300

Industrial Conglomerates – 0.9%
Bidvest Group Ltd.	11,445	195,798
General Electric Co.	87,000	1,397,220
Siemens AG	4,973	426,406
Textron, Inc.	14,500	288,840

		2,308,264

Machinery – 1.5%
Caterpillar, Inc.	10,500	599,025
Danaher Corp.	14,525	1,074,414
Dover Corp.	12,800	579,328
Illinois Tool Works, Inc.	26,725	1,216,522
NGK Insulators Ltd.	9,000	193,622
SPX Corp.	2,400	142,776

52	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Terex Corp.(e)	9,000	$175,230

		3,980,917

Professional Services – 0.1%
Randstad Holding NV(e)	6,200	259,260

Road & Rail – 0.1%
East Japan Railway Co.	1,500	103,292
Hertz Global Holdings, Inc.(e)	18,200	171,080

		274,372

Trading Companies & Distributors – 0.5%
Itochu Corp.	19,000	152,867
Mitsubishi Corp.	23,500	586,182
Mitsui & Co. Ltd.	31,400	486,658
Travis Perkins PLC(e)	4,700	47,905
Wolseley PLC(e)	7,300	172,319

		1,445,931

		12,952,753

Consumer Staples – 3.6%
Beverages – 0.9%
Anheuser-Busch InBev NV	10,871	542,867
Anheuser-Busch InBev NV (ADR)(e)	4,800	239,760
Asahi Breweries Ltd.	3,600	69,001
Carlsberg A/S – Class B	1,375	106,264
The Coca-Cola Co.	1,900	100,168
Coca-Cola Enterprises, Inc.	9,900	252,945
Constellation Brands, Inc. – Class A(e)	14,200	213,568
Pepsico, Inc.	13,460	840,846

		2,365,419

Food & Staples Retailing – 0.8%
Aeon Co. Ltd.	11,800	121,391
Casino Guichard Perrachon SA	500	40,172
Costco Wholesale Corp.	15,400	938,938
CVS Caremark Corp.	4,925	166,219
Koninklijke Ahold NV	7,820	95,637
Supervalu, Inc.	22,500	343,575
Tesco PLC	60,645	388,328
Wal-Mart Stores, Inc.	1,750	94,622

		2,188,882

Food Products – 1.1%
Archer-Daniels-Midland Co.	15,300	449,208
Bunge Ltd.	4,800	286,032
Dean Foods Co.(e)	3,000	43,770
Kraft Foods, Inc. – Class A	16,000	454,880
Nestle SA	10,590	527,171
Nutreco Holding NV	1,000	59,265

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	53

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Premier Foods PLC(e)	82,400	$43,591
Smithfield Foods, Inc.(e)	11,300	194,473
Tyson Foods, Inc. – Class A	21,900	373,176
Unilever NV	8,400	252,521
Unilever PLC	4,626	136,032
Wilmar International Ltd.	21,000	96,954

		2,917,073

Household Products – 0.3%
Kimberly-Clark Corp.	2,700	163,998
Procter & Gamble Co.	10,200	645,456

		809,454

Personal Products – 0.1%
L’Oreal SA	1,344	139,024

Tobacco – 0.4%
Altria Group, Inc.	17,200	346,064
British American Tobacco PLC	12,495	424,838
Japan Tobacco, Inc.	47	170,718
Reynolds American, Inc.	4,300	227,040

		1,168,660

		9,588,512

Materials – 2.2%
Chemicals – 0.7%
Air Products & Chemicals, Inc.	3,290	225,628
Dow Chemical Co.	9,400	266,114
E.I. Du Pont de Nemours & Co.	20,600	694,632
Koninklijke Dsm NV	3,700	154,530
Potash Corp. of Saskatchewan	1,280	141,389
Syngenta AG	380	98,465
Yara International ASA	5,300	218,330

		1,799,088

Containers & Packaging – 0.0%
Sonoco Products Co.	5,600	165,648

Metals & Mining – 1.5%
Anglo American PLC(e)	5,090	185,532
ArcelorMittal (Euronext Amsterdam)	8,926	340,610
ArcelorMittal (New York)	9,800	374,556
BHP Billiton Ltd.	2,800	102,682
BHP Billiton PLC	12,995	398,922
Freeport-McMoRan Copper & Gold, Inc.	8,575	644,497
JFE Holdings, Inc.	1,800	66,805
Kazakhmys PLC(e)	6,300	128,870
MMC Norilsk Nickel (ADR)(e)	3,402	51,336
Rio Tinto PLC	13,494	696,837
Steel Dynamics, Inc.	14,000	228,620

54	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Tata Steel Ltd.	11,600	$144,590
Vale SA (Sponsored ADR)-Class B	11,900	331,534
Xstrata PLC(e)	24,530	385,570

		4,080,961

		6,045,697

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	56,700	1,406,727
Bezeq Israeli Telecommunication Corp. Ltd.	61,500	159,909
France Telecom SA	10,000	233,936
Nippon Telegraph & Telephone Corp.	6,600	287,821
Telecom Corp. of New Zealand Ltd.	35,679	56,508
Telecom Italia SpA (ordinary shares)	135,100	192,442
Telecom Italia SpA (savings shares)	100,500	106,665
Telefonica SA	12,869	301,784
TELUS Corp.-Class A	4,000	125,870
Verizon Communications, Inc.	11,400	329,802

		3,201,464

Wireless Telecommunication Services – 0.5%
Crown Castle International Corp.(e)	5,200	196,560
KDDI Corp.	32	170,539
Softbank Corp.	6,900	180,344
Sprint Nextel Corp.(e)	124,900	415,917
Vodafone Group PLC	230,687	498,479

		1,461,839

		4,663,303

Utilities – 0.7%
Electric Utilities – 0.3%
E.ON AG	8,000	284,686
Edison International	11,700	381,771
Electricite de France	3,400	170,392
The Tokyo Electric Power Co., Inc.	1,700	46,681

		883,530

Gas Utilities – 0.0%
Tokyo Gas Co. Ltd.	11,000	47,936

Independent Power Producers & Energy Traders – 0.1%
RRI Energy, Inc.(e)	35,400	150,450

Multi-Utilities – 0.3%
CMS Energy Corp.	3,000	45,810
National Grid PLC	13,000	128,997

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	55

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

NiSource, Inc.	21,800	$327,436
TECO Energy, Inc.	8,400	128,772
Xcel Energy, Inc.	6,300	131,103

		762,118

		1,844,034

Total Common Stocks (cost $102,484,201)		124,460,512

WARRANTS – 0.1%
Information Technology – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Hon Hai Precision, Credit Suisse, expiring 11/05/10(e) (cost $204,541)	45,700	180,424

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.3%
Municipal Obligations – 1.0%
Alaska – 0.5%
Valdez AK Marine Terminal (BP Amoco) Series 03A 0.11%, 6/01/37(g)	$1,000	1,000,000
Valdez AK Marine Terminal (Valdez Alaska Marine Term Rev) 0.11%, 7/01/37(g)	400	400,000

		1,400,000

North Carolina – 0.2%
North Carolina Med Care Comm (Blue Ridge Healthcare Sys) Series 2005 B 0.13%, 1/01/36(g)	500	500,000

Rhode Island – 0.3%
Rhode Island Indl Fac Corp. (Exxon Mobil Corporation) 0.11%, 2/01/25(g)	1,000	1,000,000

		2,900,000

56	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

Company	Shares	U.S. $ Value

Investment Companies – 0.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(h)	781,810	$781,810

Total Short-Term Investments (cost $3,681,810)		3,681,810

Total Investments – 99.3% (cost $241,542,640)		268,173,489
Other assets less liabilities – 0.7%		1,959,494

Net Assets – 100.0%		$270,132,983

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	57

Tax-Managed Balanced Wealth—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$970	2/12/12	SIFMA	*	3.548%	$52,914

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	4	March 2010	$162,370	$148,365	$(14,005)
TOPIX INDEX	1	March 2010	102,771	100,287	(2,484)

					$(16,489)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 5/18/10	1,539	$1,334,082	$1,368,068	$33,986
Australian Dollar settling 5/18/10	1,182	1,024,617	1,050,719	26,102
Japanese Yen settling 5/18/10	4,043	44,909	45,524	615
Japanese Yen settling 5/18/10	15,986	178,669	180,002	1,333
Japanese Yen settling 5/18/10	52,118	582,500	586,847	4,347
New Zealand Dollar settling 5/18/10	1,230	847,679	854,381	6,702
New Zealand Dollar settling 5/18/10	1,130	778,762	784,920	6,158
Norwegian Krone settling 5/18/10	296	51,565	49,909	(1,656)
Norwegian Krone settling 5/18/10	4,654	781,870	784,717	2,847
Norwegian Krone settling 5/18/10	5,155	866,037	869,191	3,154
Swedish Krona settling 5/18/10	664	93,444	93,144	(300)
Swedish Krona settling 5/18/10	6,568	898,704	921,335	22,631
Swedish Krona settling 5/18/10	6,031	825,226	846,007	20,781
Swiss Franc settling 5/18/10	134	125,698	124,802	(896)

Sale Contracts:
British Pound settling 5/18/10	157	245,140	239,269	5,871
British Pound settling 5/18/10	65	100,619	98,298	2,321
British Pound settling 5/18/10	1,190	1,856,388	1,813,565	42,823
Canadian Dollar settling 5/18/10	318	298,141	302,190	(4,049)
Canadian Dollar settling 5/18/10	703	659,098	668,048	(8,950)
Euro settling 5/18/10	368	520,562	501,034	19,528
Euro settling 5/18/10	348	485,836	473,804	12,032
Euro settling 5/18/10	644	885,178	876,809	8,369
Euro settling 5/18/10	238	327,455	324,038	3,417
Euro settling 5/18/10	1,302	1,788,271	1,772,680	15,591
Euro settling 5/18/10	63	86,529	85,775	754
Swiss Franc settling 5/18/10	1,106	1,037,164	1,030,078	7,086

58	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Balanced Wealth—Portfolio of Investments

(a)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Variable rate coupon, rate shown as of February 28, 2010.

(e)	Non-income producing security.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $241,589 or 0.1% of net assets.

(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of February 28, 2010, the Strategy held 53.2% of its total investments in municipal bonds. Of the total investments in municipal bonds, 52.6% is insured (13.0% of this amount represents the Strategy’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FDR – Fiduciary Depositary Receipt

FGIC – Financial Guaranty Insurance Company

GDR – Global Depositary Receipt

GO – General Obligation

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

LP – Limited Partnership

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

REIT – Real Estate Investment Trust

SD – School District

SID – Special Improvement District

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	59

Tax-Managed Balanced Wealth—Portfolio of Investments

TAX-MANAGED CONSERVATIVE WEALTH STRATEGY

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 68.1%
Alabama – 5.1%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,065	$1,156,313
Alabama Pub Sch & Clg Auth NPFGC-RE 5.00%, 12/01/21	400	421,296
Jefferson Cnty AL Swr FGIC 5.00%, 2/01/38 (Prerefunded/ETM)	1,000	1,094,540
5.125%, 2/01/42 (Prerefunded/ETM)	1,260	1,382,863
5.25%, 2/01/24 (Prerefunded/ETM)	1,000	1,100,480
Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,000	1,084,550

		6,240,042

Alaska – 0.9%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/11	1,000	1,045,860

Arizona – 1.6%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.20%, 2/01/42(a)	235	213,467
Arizona Trans Brd Fed Hwy GAN (Arizona Trans Brd Fed Hwy Grant) AMBAC Series 2004B 5.00%, 7/01/15	565	631,930
Salt River Proj Agric Imp & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	1,000	1,077,000

		1,922,397

California – 1.8%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	735	790,867
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 4.00%, 5/15/11	350	362,107
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	1,000	1,009,790

		2,162,764

60	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Colorado – 0.4%
Adonea Met Dist #2 Co. 4.375%, 12/01/15	$530	$509,706

Delaware – 1.5%
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	1,690	1,849,654

District Of Columbia – 1.0%
District of Columbia GO NPFGC Series 2003A 5.50%, 6/01/13	600	672,264
Metro Washington Arpt Auth VA AMBAC Series A 5.00%, 10/01/10	515	527,957

		1,200,221

Florida 6.7%
Citizens Ppty Ins Corp. FL NPFGC Series 2007A 5.00%, 3/01/11	535	554,223
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	1,000	1,080,580
Florida Brd of Ed GO (Florida GO) NPFGC-RE Series 2005A 5.00%, 6/01/15	1,795	2,069,527
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2008B 5.25%, 7/01/16-7/01/17	910	1,026,575
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/14	455	506,510
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	535	563,735
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25(b)	1,200	1,241,484
South Miami FL Hlth Fac Auth (Baptist Health So FL Grp) 5.00%, 8/15/10	1,080	1,101,222

		8,143,856

Georgia – 6.6%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	1,415	1,459,799

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	61

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) AMBAC Series 2006C-1 4.625%, 1/01/37(b)	$1,390	$1,394,142
Fulton & De Kalb Cnty GA Hosp AGM 5.00%, 1/01/13	1,500	1,663,305
Fulton Cnty GA Dev Auth (Robert W. Woodruff Arts Ctr) Series 2009 B 5.25%, 3/15/24	1,075	1,138,382
George l Smith II GA Wrld Cngrss Ctr Au NPFGC Series 2000 6.00%, 7/01/10	700	709,051
Georgia Mun Elec Auth Series 2008A 5.25%, 1/01/17	430	489,314
Georgia Road & Tollway Auth (Georgia Fed Highway Grant) Series 2009A 5.00%, 6/01/18	700	810,971
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	385	409,367

		8,074,331

Illinois – 1.9%
Illinois GO AGM 5.00%, 6/01/13	1,060	1,170,643
Illinois GO AMBAC Series B 5.00%, 3/01/14	1,000	1,111,770

		2,282,413

Indiana – 0.2%
Indiana Bond Bank Gas (JP Morgan Chase) Series 2007A 5.25%, 10/15/20	150	153,798
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	75	80,816

		234,614

Iowa – 0.3%
Tobacco Settlement Auth IA 5.60%, 6/01/35 (Prerefunded/ETM)	375	401,929

62	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Kansas – 0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	$145	$146,204

Louisiana – 1.1%
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	265	276,270
New Orleans LA GO NPFGC 5.25%, 12/01/20	450	463,212
New Orleans LA GO RADIAN 5.00%, 12/01/10	560	572,337

		1,311,819

Massachusetts – 1.9%
Massachusetts Dev Fin Agy (Semass Partnership) NPFGC Series A 5.50%, 1/01/11	1,000	1,021,070
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/10-7/01/16	1,340	1,360,798

		2,381,868

Michigan – 2.1%
Detroit MI Swr Disp AGM 0.768%, 7/01/32(a)	410	306,996
Michigan Mun Bond Auth (Michigan Mun Bond Loc Gov Prog) Series 2009 C 5.00%, 5/01/11	770	803,811
Michigan Trunk Line Spl Tax AGM Series 05B 5.00%, 9/01/11	1,440	1,514,649

		2,625,456

Minnesota – 0.2%
St. Louis Park MN Hlth Care Facs (Nicollet Health) Series 2008C 5.50%, 7/01/10	215	217,552

Missouri – 1.2%
Kansas City MO Wtr 4.00%, 12/01/10	710	727,040

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	63

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

St. Louis MO Mun Fin Corp. (St. Louis Lease Convention Ctr) AMBAC 5.25%, 7/15/10	$780	$787,028

		1,514,068

Nevada – 1.2%
Clark Cnty NV SD GO AGM Series C 5.00%, 6/15/19	750	821,138
Nevada GO Series 2008C 5.00%, 6/01/15	565	641,738

		1,462,876

New Jersey – 2.0%
New Jersey EDA (New Jersey Cigarette Tax) AGM Series 4 5.00%, 6/15/10	400	405,320
New Jersey EDA (New Jersey Cigarette Tax) FGIC 5.00%, 6/15/11	400	406,640
New Jersey EDA (New Jersey Trnst Pj Lease) Series 2008A 5.00%, 5/01/17	420	469,732
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NPFGC Series A 5.25%, 12/15/12	1,100	1,216,457

		2,498,149

New York – 9.6%
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) Series B 5.50%, 7/01/12	445	488,463
New York NY GO Series 04G 5.00%, 8/01/12	685	746,842
Series C 5.25%, 8/01/17	160	184,333
Series E 5.00%, 8/01/15	720	823,090
New York NY Trnsl Fin Auth Series B 5.25%, 2/01/29	2,080	2,161,890

64	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/16	$280	$316,002
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/18	1,000	1,132,200
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	1,365	1,495,426
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	275	277,084
New York St Thruway Au Ded Tax Series 2008B 5.00%, 4/01/16	550	629,409
New York St Thruway Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	540	623,668
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) AGM Series 5B 5.00%, 4/01/14	1,900	2,169,363
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.25%, 6/01/13	235	235,049
Series 2008 5.00%, 6/01/11	490	515,362

		11,798,181

North Carolina – 1.7%
North Carolina Eastern Mun Pwr Agy 5.375%, 1/01/17	225	239,312
Series A 5.50%, 1/01/11	515	532,870
Series C 5.30%, 1/01/15	800	858,264
North Carolina Mun Pwr Agy #1 Series A 5.50%, 1/01/13	435	485,169

		2,115,615

Ohio – 2.3%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	515	546,600

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	65

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Cleveland OH Mun SD GO AGM 5.25%, 12/01/19	$585	$630,285
Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	1,355	1,473,278
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32(b)	140	155,785

		2,805,948

Oregon – 1.7%
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,890	2,031,788

Pennsylvania – 2.9%
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/11	1,055	1,119,386
Pennsylvania GO Series 1 5.00%, 2/01/15	435	488,740
Pennsylvania Turnpike Comm Series 2009 B 5.00%, 6/01/21	715	770,906
Philadelphia PA Parking Auth (Philadelphia Airport Parking) Series 2009 5.125%, 9/01/22	800	838,728
Pittsburgh PA GO 5.00%, 9/01/14	285	312,443

		3,530,203

Puerto Rico – 2.2%
Puerto Rico GO 5.00%, 7/01/11	515	532,448
5.25%, 7/01/12	700	736,904
Puerto Rico HFA MFHR (Puerto Rico Govt Dev Bank) Series 2008 4.75%, 10/01/11	230	230,014
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(b)	550	576,455
5.50%, 8/01/23	605	645,710

		2,721,531

66	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.6%
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/18	$600	$686,034

Texas – 4.7%
Austin TX Utils Sys AGM 5.00%, 11/15/13	555	621,456
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/15	1,010	1,129,473
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43(b)	225	232,227
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) Series 2007 5.50%, 8/01/22	460	485,856
San Antonio TX Wtr NPFGC-RE 5.50%, 5/15/16	1,540	1,811,502
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,400	1,528,282

		5,808,796

Virginia – 0.2%
Fairfax Cnty VA EDA (Fairfax Cnty VA EDA Res Rec) AMBAC Series 1998 6.10%, 2/01/11	280	288,604

Washington – 2.4%
Energy Northwest WA (Bonneville Power Admin) Series 2008D 5.00%, 7/01/11	2,055	2,177,786
Energy Northwest WA (Bonneville Power Admin) AGM Series 2001A 5.50%, 7/01/12	145	155,376
Washington St GO Series 2009A 5.00%, 7/01/15	570	664,147

		2,997,309

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	67

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Wisconsin – 2.0%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	$1,660	$1,859,881
Wisconsin GO NPFGC Series A 5.00%, 5/01/13	535	600,350

		2,460,231

Total Municipal Obligations (cost $80,701,442)		83,470,019

	Shares
COMMON STOCKS – 29.3%
Financials – 6.0%
Capital Markets – 1.8%
Ameriprise Financial, Inc.	3,300	132,099
The Blackstone Group LP	16,200	226,476
Credit Suisse Group AG	3,364	149,768
Deutsche Bank AG	1,200	76,205
Franklin Resources, Inc.	1,885	191,742
The Goldman Sachs Group, Inc.	6,525	1,020,184
Julius Baer Group Ltd.	2,231	69,407
Macquarie Group Ltd.	3,053	123,549
Man Group PLC	14,086	48,302
Morgan Stanley	5,600	157,808

		2,195,540

Commercial Banks – 1.7%
Australia & New Zealand Banking Group Ltd.	3,126	64,694
Banco do Brasil SA	4,000	65,894
Banco Santander Central Hispano SA	13,367	173,787
Barclays PLC	17,300	82,675
BB&T Corp.	4,300	122,679
BNP Paribas SA	1,485	107,286
Credit Agricole SA	3,217	47,764
Danske Bank A/S(c)	2,300	52,290
Hana Financial Group, Inc.(c)	1,100	31,732
HSBC Holdings PLC	12,230	134,166
Industrial & Commercial Bank of China Ltd. – Class H	58,000	41,013
KB Financial Group, Inc.	1,339	56,184
National Australia Bank Ltd.	3,400	77,470
National Bank of Canada	600	34,357
Regions Financial Corp.	7,800	52,650
Societe Generale – Class A	1,250	68,700
Standard Chartered PLC	7,481	178,303
Sumitomo Mitsui Financial Group, Inc.	1,900	61,031
Turkiye Garanti Bankasi AS	6,100	22,454

68	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

U.S. Bancorp	5,300	$130,433
UniCredito Italiano SpA(c)	26,680	67,428
United Overseas Bank Ltd.	4,000	52,969
Wells Fargo & Co.	15,400	421,036

		2,146,995

Consumer Finance – 0.1%
Capital One Financial Corp.	2,600	98,150
ORIX Corp.	640	49,039

		147,189

Diversified Financial Services – 1.5%
Bank of America Corp.	31,100	518,126
Citigroup, Inc.(c)	22,600	76,840
CME Group, Inc. – Class A	375	113,134
Hong Kong Exchanges and Clearing Ltd.	4,000	66,956
JP Morgan Chase & Co.	24,625	1,033,511

		1,808,567

Insurance – 0.6%
Allianz SE	900	103,837
Allstate Corp.	3,200	100,000
Aviva PLC	3,972	23,660
Chubb Corp.	1,000	50,460
Lincoln National Corp.	2,600	65,468
Muenchener Rueckversicherungs AG (MunichRe)	175	27,066
Old Mutual PLC(c)	13,700	23,702
Principal Financial Group, Inc.	1,725	40,037
QBE Insurance Group Ltd.	3,008	57,594
The Travelers Co., Inc.	2,400	126,216
Unum Group	2,200	45,782
XL Capital Ltd. – Class A	4,700	85,869

		749,691

Real Estate Investment Trusts (REITs) – 0.1%
Klepierre	700	26,054
Unibail-Rodamco SE	200	39,461

		65,515

Real Estate Management & Development – 0.2%
Lend Lease Corp. Ltd.	2,300	19,981
Mitsui Fudosan Co. Ltd.	4,000	67,587
New World Development Co. Ltd.	14,187	25,912
Sumitomo Realty & Development Co. Ltd.	2,000	35,458
Sun Hung Kai Properties Ltd.	4,000	55,502

		204,440

		7,317,937

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	69

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 4.5%
Communications Equipment – 0.7%
Cisco Systems, Inc.(c)	10,550	$256,681
Motorola, Inc.(c)	33,100	223,756
Nokia OYJ	5,900	79,675
QUALCOMM, Inc.	5,050	185,284
Research In Motion Ltd.(c)	1,279	90,656

		836,052

Computers & Peripherals – 1.5%
Apple, Inc.(c)	4,390	898,282
Compal Electronics, Inc. (GDR)(d)	6,552	46,986
Dell, Inc.(c)	7,900	104,517
EMC Corp.(c)	16,775	293,395
Hewlett-Packard Co.	8,225	417,748
Toshiba Corp.(c)	27,000	135,057

		1,895,985

Electronic Equipment, Instruments & Components – 0.4%
AU Optronics Corp.	58,710	60,629
Corning, Inc.	4,000	70,520
LG Display Co. Ltd.	1,900	56,908
Murata Manufacturing Co. Ltd.	700	37,118
Nippon Electric Glass Co. Ltd.	7,000	90,667
Tyco Electronics Ltd.	4,900	125,587

		441,429

Internet Software & Services – 0.7%
AOL, Inc.(c)	727	18,015
Google, Inc. – Class A(c)	1,495	787,566
Tencent Holdings Ltd.	2,000	39,122

		844,703

Semiconductors & Semiconductor Equipment – 0.8%
ASML Holding NV	2,476	76,180
Broadcom Corp. – Class A	4,800	150,336
Hynix Semiconductor, Inc.(c)	2,400	43,433
Intel Corp.	24,725	507,604
KLA-Tencor Corp.	3,950	115,064
Samsung Electronics Co. Ltd.	150	96,163

		988,780

Software – 0.4%
Konami Corp.	700	13,106
Microsoft Corp.	13,375	383,327
Symantec Corp.(c)	5,600	92,680

		489,113

		5,496,062

70	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 3.7%
Auto Components – 0.2%
Johnson Controls, Inc.	6,980	$217,078
TRW Automotive Holdings Corp.(c)	2,100	56,427

		273,505

Automobiles – 0.6%
Bayerische Motoren Werke AG	1,200	48,642
Ford Motor Co.(c)	26,200	307,588
Honda Motor Co. Ltd.	2,800	96,848
Isuzu Motors Ltd.(c)	8,000	19,946
Nissan Motor Co. Ltd.(c)	10,600	83,825
Suzuki Motor Corp.	2,500	53,166
Volkswagen AG	914	74,431

		684,446

Distributors – 0.1%
Genuine Parts Co.	550	22,198
Li & Fung Ltd.	10,000	46,465

		68,663

Hotels, Restaurants & Leisure – 0.2%
Carnival PLC	2,630	99,975
Hyatt Hotels Corp.(c)	1,575	52,652
Royal Caribbean Cruises Ltd.(c)	2,400	67,848
TABCORP Holdings Ltd.	4,400	26,638
Thomas Cook Group PLC	6,300	22,656
TUI Travel PLC	6,300	26,353

		296,122

Household Durables – 0.5%
Black & Decker Corp.	1,400	101,458
DR Horton, Inc.	4,300	53,148
Fortune Brands, Inc.	750	32,872
Garmin Ltd.	1,900	60,705
NVR, Inc.(c)	155	109,787
Pulte Homes, Inc.(c)	6,600	71,478
Sharp Corp.	3,000	34,714
Sony Corp.	1,600	54,483
Whirlpool Corp.	1,700	143,072

		661,717

Internet & Catalog Retail – 0.0%
Amazon.Com, Inc.(c)	100	11,840

Leisure Equipment & Products – 0.0%
Namco Bandai Holdings, Inc.	800	7,413

Media – 0.9%
British Sky Broadcasting Group PLC	4,800	39,835
CBS Corp. – Class B	8,700	113,013

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	71

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Comcast Corp. – Class A	10,100	$166,044
Lagardere SCA	900	32,842
News Corp. – Class A	12,500	167,125
SES SA (FDR)	2,522	61,035
Time Warner Cable, Inc. – Class A	3,029	141,424
Time Warner, Inc.	6,300	182,952
Viacom, Inc. – Class B(c)	2,600	77,090
Vivendi SA	2,140	53,845
The Walt Disney Co.	1,800	56,232
WPP PLC	5,900	54,160

		1,145,597

Multiline Retail – 0.6%
JC Penney Co., Inc.	900	24,822
Kohl’s Corp.(c)	5,540	298,163
Macy’s, Inc.	5,300	101,495
Marks & Spencer Group PLC	8,800	44,315
Target Corp.	4,825	248,584

		717,379

Specialty Retail – 0.5%
Esprit Holdings Ltd.	4,200	30,011
Foot Locker, Inc.	2,800	36,316
Home Depot, Inc.	5,400	168,480
Limited Brands, Inc.	5,600	123,816
Lowe’s Cos, Inc.	4,100	97,211
Office Depot, Inc.(c)	12,000	86,640

		542,474

Textiles, Apparel & Luxury Goods – 0.1%
Jones Apparel Group, Inc.	5,400	91,044

		4,500,200

Energy – 3.6%
Energy Equipment & Services – 0.9%
Cameron International Corp.(c)	4,375	179,944
Ensco International PLC (Sponsored ADR)	2,200	97,174
Rowan Cos, Inc.(c)	2,000	52,040
Saipem SpA	3,245	107,444
Schlumberger Ltd.	8,055	492,160
Technip SA	400	28,456
Tenaris SA	4,680	97,368

		1,054,586

Oil, Gas & Consumable Fuels – 2.7%
Apache Corp.	700	72,548
BG Group PLC	7,169	125,303
BP PLC	11,500	101,325
Chevron Corp.	3,550	256,665
China Coal Energy Co. – Class H	24,000	38,117

72	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Cimarex Energy Co.	2,400	$143,424
CNOOC Ltd.	19,000	29,740
ConocoPhillips	7,500	360,000
Devon Energy Corp.	3,100	213,466
EnCana Corp.	1,000	32,779
ENI SpA	2,300	51,909
EOG Resources, Inc.	2,000	188,100
Exxon Mobil Corp.	5,700	370,500
Forest Oil Corp.(c)	550	14,905
Gazprom OAO (Sponsored ADR)(US OTC)	1,600	35,584
KazMunaiGas Exploration Production (GDR)(d)	950	22,933
LUKOIL (OTC US) (Sponsored ADR)	850	44,625
Newfield Exploration Co.(c)	1,500	76,605
Nexen, Inc. (New York)	2,900	65,250
Nexen, Inc. (Toronto)	2,511	56,678
Noble Energy, Inc.	2,625	190,680
Occidental Petroleum Corp.	2,860	228,371
OGX Petroleo e Gas Participacoes SA	4,000	34,861
Penn West Energy Trust	1,017	20,840
Petroleo Brasileiro SA (Sponsored ADR)	1,096	46,744
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	5,943	162,353
Suncor Energy, Inc. (New York)	2,875	83,116
Suncor Energy, Inc. (Toronto)	2,901	83,843
Tullow Oil PLC	2,090	37,933
Valero Energy Corp.	8,700	152,424

		3,341,621

		4,396,207

Health Care – 3.3%
Biotechnology – 0.6%
Celgene Corp.(c)	1,175	69,936
Gilead Sciences, Inc.(c)	11,425	543,944
Vertex Pharmaceuticals, Inc.(c)	2,550	103,556

		717,436

Health Care Equipment & Supplies – 0.9%
Alcon, Inc.	4,485	716,344
Baxter International, Inc.	3,100	176,483
Boston Scientific Corp.(c)	3,900	30,186
Covidien PLC	3,900	191,568

		1,114,581

Health Care Providers & Services – 0.1%
Aetna, Inc.	4,100	122,959
Celesio AG	400	11,652
Fresenius Medical Care AG & Co. KGaA	830	43,370
Medco Health Solutions, Inc.(c)	350	22,134

		200,115

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	73

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.7%
AstraZeneca PLC	2,037	$89,974
Bayer AG	2,626	174,026
Merck & Co., Inc.	9,200	339,296
Novartis AG	2,730	151,267
Pfizer, Inc.	26,000	456,300
Roche Holding AG	876	146,353
Sanofi-Aventis SA	3,278	239,236
Shire PLC	1,300	27,947
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	6,990	419,470

		2,043,869

		4,076,001

Industrials – 3.1%
Aerospace & Defense – 0.5%
BAE Systems PLC	21,790	124,458
Bombardier, Inc. – Class B	5,900	31,905
Northrop Grumman Corp.	2,700	165,402
Raytheon Co.	1,800	101,232
Rolls-Royce Group PLC(c)	7,100	60,443
United Technologies Corp.	1,400	96,110

		579,550

Air Freight & Logistics – 0.1%
Deutsche Post AG	2,150	34,966
FedEx Corp.	500	42,380

		77,346

Airlines – 0.0%
British Airways PLC(c)	16,100	51,954

Building Products – 0.1%
Cie de Saint-Gobain	1,100	51,632
Masco Corp.	6,600	88,242

		139,874

Construction & Engineering – 0.0%
Bouygues	600	27,533
Quanta Services, Inc.(c)	1,000	19,000

		46,533

Electrical Equipment – 0.5%
ABB Ltd.(c)	3,613	73,201
Cooper Industries Ltd. – Class A	8,425	382,158
Furukawa Electric Co. Ltd.	3,000	14,499
Vestas Wind Systems A/S(c)	858	42,432
Vestas Wind Systems A/S (ADR)(c)	2,025	33,412

		545,702

74	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.5%
Bidvest Group Ltd.	1,717	$29,374
General Electric Co.	23,500	377,410
Siemens AG	1,399	119,956
Textron, Inc.	4,200	83,664

		610,404

Machinery – 1.0%
Caterpillar, Inc.	3,900	222,495
Crane Co.	1,600	50,672
Danaher Corp.	4,085	302,167
Dover Corp.	3,850	174,251
Illinois Tool Works, Inc.	7,700	350,504
NGK Insulators Ltd.	2,000	43,027
SPX Corp.	800	47,592
Terex Corp.(c)	1,300	25,311

		1,216,019

Professional Services – 0.0%
Randstad Holding NV(c)	1,200	50,179

Road & Rail – 0.1%
East Japan Railway Co.	700	48,203
Hertz Global Holdings, Inc.(c)	5,300	49,820

		98,023

Trading Companies & Distributors – 0.3%
Mitsubishi Corp.	6,700	167,124
Mitsui & Co. Ltd.	8,900	137,938
Travis Perkins PLC(c)	1,400	14,270
Wolseley PLC(c)	2,800	66,095

		385,427

		3,801,011

Consumer Staples – 2.2%
Beverages – 0.6%
Anheuser-Busch InBev NV	3,085	154,056
Anheuser-Busch InBev NV (ADR)(c)	1,300	64,935
Asahi Breweries Ltd.	1,000	19,167
Carlsberg A/S – Class B	700	54,098
Coca-Cola Enterprises, Inc.	3,600	91,980
Constellation Brands, Inc. – Class A(c)	4,100	61,664
Pepsico, Inc.	4,035	252,067

		697,967

Food & Staples Retailing – 0.5%
Aeon Co. Ltd.	3,800	39,092
Casino Guichard Perrachon SA	200	16,069
Costco Wholesale Corp.	4,640	282,901
CVS Caremark Corp.	1,375	46,406

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	75

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

Koninklijke Ahold NV	2,380	$29,107
Supervalu, Inc.	4,700	71,769
Tesco PLC	17,136	109,727
Wal-Mart Stores, Inc.	600	32,442

		627,513

Food Products – 0.6%
Archer-Daniels-Midland Co.	4,400	129,184
Bunge Ltd.	1,300	77,467
Dean Foods Co.(c)	1,800	26,262
Kraft Foods, Inc. – Class A	4,900	139,307
Nestle SA	2,932	145,955
Smithfield Foods, Inc.(c)	3,000	51,630
Tyson Foods, Inc. – Class A	2,500	42,600
Unilever NV	2,495	75,005
Unilever PLC	1,186	34,875
Wilmar International Ltd.	6,000	27,701

		749,986

Household Products – 0.2%
Kimberly-Clark Corp.	800	48,592
Procter & Gamble Co.	3,000	189,840

		238,432

Personal Products – 0.0%
L’Oreal SA	387	40,031

Tobacco – 0.3%
Altria Group, Inc.	5,000	100,600
British American Tobacco PLC	3,544	120,498
Japan Tobacco, Inc.	18	65,382
Reynolds American, Inc.	1,900	100,320

		386,800

		2,740,729

Materials – 1.5%
Chemicals – 0.4%
Air Products & Chemicals, Inc.	985	67,551
Dow Chemical Co.	2,600	73,606
E.I. Du Pont de Nemours & Co.	6,100	205,692
Koninklijke Dsm NV	1,000	41,765
Potash Corp. of Saskatchewan	365	40,318
Syngenta AG	103	26,689
Yara International ASA	1,500	61,792

		517,413

Metals & Mining – 1.1%
AK Steel Holding Corp.	3,600	77,508
Anglo American PLC(c)	1,420	51,759
ArcelorMittal (Euronext Amsterdam)	2,530	96,543

76	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal (New York)	2,650	$101,283
BHP Billiton PLC	3,646	111,926
Freeport-McMoRan Copper & Gold, Inc.	4,590	344,985
JFE Holdings, Inc.	1,100	40,825
Kazakhmys PLC(c)	1,300	26,592
MMC Norilsk Nickel (ADR)(c)	1,000	15,090
Rio Tinto PLC	3,898	201,295
Tata Steel Ltd.	4,700	58,584
Vale SA (Sponsored ADR) – Class B	3,440	95,838
Xstrata PLC(c)	6,360	99,968

		1,322,196

		1,839,609

Telecommunication Services – 1.1%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	16,400	406,884
Bezeq Israeli Telecommunication Corp. Ltd.	19,600	50,963
France Telecom SA	3,000	70,181
Nippon Telegraph & Telephone Corp.	1,600	69,775
Telecom Corp. of New Zealand Ltd.	9,000	14,254
Telecom Italia SpA (ordinary shares)	36,500	51,992
Telecom Italia SpA (savings shares)	28,200	29,930
Telefonica SA	4,591	107,661
Verizon Communications, Inc.	1,900	54,967

		856,607

Wireless Telecommunication Services – 0.4%
Crown Castle International Corp.(c)	2,700	102,060
KDDI Corp.	4	21,317
Softbank Corp.	1,900	49,660
Sprint Nextel Corp.(c)	33,800	112,554
Vodafone Group PLC	73,725	159,309

		444,900

		1,301,507

Utilities – 0.3%
Electric Utilities – 0.1%
E.ON AG	2,200	78,289
Electricite de France	900	45,104
The Tokyo Electric Power Co., Inc.	1,800	49,426

		172,819

Independent Power Producers & Energy Traders – 0.0%
RRI Energy, Inc.(c)	3,000	12,750

Multi-Utilities – 0.2%
CMS Energy Corp.	1,700	25,959
National Grid PLC	3,600	35,722

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	77

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Shares	U.S. $ Value

NiSource, Inc.	6,300	$94,626
Xcel Energy, Inc.	2,800	58,268

		214,575

		400,144

Total Common Stocks (cost $29,539,737)		35,869,407

WARRANTS – 0.0%
Information Technology – 0.0%
Electronic Equipment, Instruments & Components – 0.0%
Hon Hai Precision Industry Co., expiring 9/29/14(c)	5,700	22,458
Hon Hai Precision, Credit Suisse, expiring 11/05/10(c)	7,200	28,426

Total Warrants (cost $56,233)		50,884

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(e)	1,625,066	1,625,066

	Principal Amount (000)
Municipal Obligations – 1.1%
Colorado – 0.5%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.17%, 2/01/38(f)	$600	600,000

Florida – 0.1%
Orange Cnty FL Ed Fac Auth (Rollins College) 0.13%, 5/01/31(f)	100	100,000

Illinois – 0.1%
Quincy IL Hosp (Blessing Hospital) Series 2008 0.14%, 11/15/29(f)	100	100,000

Kentucky – 0.3%
Kentucky Cntys Assn Lease Prog 0.14%, 4/01/37(f)	355	355,000

78	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

Mississippi – 0.1%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 C 0.12%, 12/01/30(f)	$150	$150,000

		1,305,000

Total Short-Term Investments (cost $2,930,066)		2,930,066

Total Investments – 99.8% (cost $113,227,478)		122,320,376
Other assets less liabilities – 0.2%		191,656

Net Assets – 100.0%		$122,512,032

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank	$5,000	7/29/13	1.830%	CPI	#	$ (195,482)
Barclays Bank	3,000	8/11/15	2.030%	CPI	#	(102,540)
Morgan Stanley	1,000	12/14/14	2.100%	CPI	#	(4,135)
Morgan Stanley	1,500	10/31/18	1.850%	CPI	#	5,746

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	1	March 2010	$38,291	$37,091	$(1,200)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 5/18/10	394	$341,539	$350,240	$8,701
Australian Dollar settling 5/18/10	349	302,097	309,793	7,696
Euro settling 5/18/10	35	47,977	47,653	(324)
Japanese Yen settling 5/18/10	13,745	153,622	154,768	1,146
Japanese Yen settling 5/18/10	4,317	47,481	48,609	1,128

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	79

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Japanese Yen settling 5/18/10	4,628	$52,107	$52,111	$4
New Zealand Dollar settling 5/18/10	374	257,750	259,788	2,038
New Zealand Dollar settling 5/18/10	365	251,547	253,536	1,989
Norwegian Krone settling 5/18/10	1,440	241,919	242,800	881
Norwegian Krone settling 5/18/10	1,419	238,391	239,259	868
Swedish Krona settling 5/18/10	1,866	255,326	261,756	6,430
Swedish Krona settling 5/18/10	1,893	259,021	265,543	6,522

Sale Contracts:
British Pound settling 5/18/10	13	20,298	19,812	486
British Pound settling 5/18/10	18	28,145	27,432	713
British Pound settling 5/18/10	36	55,692	54,407	1,285
British Pound settling 5/18/10	300	467,997	457,201	10,796
British Pound settling 5/18/10	20	30,334	30,480	(146)
Canadian Dollar settling 5/18/10	26	24,302	24,707	(405)
Canadian Dollar settling 5/18/10	187	175,322	177,703	(2,381)
Canadian Dollar settling 5/18/10	62	58,128	58,917	(789)
Euro settling 5/18/10	15	21,584	20,423	1,161
Euro settling 5/18/10	148	208,158	201,503	6,655
Euro settling 5/18/10	54	75,065	73,521	1,544
Euro settling 5/18/10	130	178,685	176,996	1,689
Euro settling 5/18/10	64	88,055	87,136	919
Euro settling 5/18/10	412	566,286	561,349	4,937
Japanese Yen settling 5/18/10	3,931	43,797	44,263	(466)
Swiss Franc settling 5/18/10	317	297,270	295,239	2,031

(a)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(b)	Variable rate coupon, rate shown as of February 28, 2010.

(c)	Non-income producing security.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $69,919 or 0.1% of net assets.

(e)	Investment in affiliated money market mutual fund.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of February 28, 2010, the Strategy held 69.3% of its total investments in municipal bonds. Of the total investments in municipal bonds, 45.7% is insured (12.0% of this amount represents the Strategy’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

ADR – American Depositary Receipt

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FDR – Fiduciary Depositary Receipt

80	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

FGIC – Financial Guaranty Insurance Company

GAN – Grant Anticipation Note

GDR – Global Depositary Receipt

GO – General Obligation

HFA – Housing Finance Authority

LP – Limited Partnership

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

REIT – Real Estate Investment Trust

SD – School District

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	81

Tax-Managed Conservative Wealth Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2010 (unaudited)

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Conservative Wealth Strategy
Assets
Investments in securities, at value
Unaffiliated issuers (cost $462,584,492, $240,760,830 and $111,602,412, respectively)	$541,930,229		$267,391,679		$120,695,310
Affiliated issuers (cost $6,748,754, $781,810 and $1,625,066, respectively)	6,748,754		781,810		1,625,066
Cash(a)	46,592		15,585		3,053
Foreign currencies, at value (cost $1,056,486, $234,570 and $123,776, respectively)	1,058,608		234,903		123,818
Receivable for investment securities sold and foreign currency transactions	3,543,522		924,554		262,613
Receivable for shares of beneficial interest sold	2,341,628		188,250		401,230
Unrealized appreciation of forward currency exchange contracts	1,064,314		246,448		69,619
Dividends and interest receivable	1,003,631		1,763,548		944,708
Receivable for variation margin on futures contracts	7,650		1,826		496
Unrealized appreciation on interest rate swap contracts	– 0	–	52,914		5,746

Total assets	557,744,928		271,601,517		124,131,659

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,525,563		538,973		424,757
Payable for shares of beneficial interest redeemed	570,364		556,088		570,665
Advisory fee payable	270,661		113,495		45,187
Distribution fee payable	48,516		106,328		50,700
Unrealized depreciation of forward currency exchange contracts	47,778		15,851		4,511
Transfer Agent fee payable	11,504		14,642		6,400
Unrealized depreciation on interest rate swap contracts	– 0	–	– 0	–	302,157
Accrued expenses and other liabilities	135,676		123,157		215,250	(b)

Total liabilities	4,610,062		1,468,534		1,619,627

Net Assets	$553,134,866		$270,132,983		$122,512,032

Composition of Net Assets
Shares of beneficial interest, at par	$505		$234		$113
Additional paid-in capital	681,267,876		285,996,523		123,738,302
Undistributed/(distributions in excess of) net investment income	(1,163,493)		333,190		169,409
Accumulated net realized loss on investment and foreign currency transactions	(207,330,635)		(43,095,298)		(10,256,775)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	80,360,613		26,898,334		8,860,983

Net Assets	$553,134,866		$270,132,983		$122,512,032

See notes to financial statements.

82	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Assets & Liabilities

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

	Net Assets	Shares Outstanding	Net Asset Value
Wealth Appreciation Strategy

Class A	$66,511,427	6,088,859	$10.92	*

Class B	$11,998,120	1,115,303	$10.76

Class C	$33,274,995	3,089,509	$10.77

Advisor Class	$441,350,324	40,250,333	$10.97

Balanced Wealth Strategy

Class A	$170,654,953	14,788,030	$11.54	*

Class B	$29,176,978	2,526,602	$11.55

Class C	$58,255,848	5,030,683	$11.58

Advisor Class	$12,045,204	1,042,478	$11.55

Conservative Wealth Strategy

Class A	$72,499,700	6,734,039	$10.77	*

Class B	$14,411,273	1,305,573	$11.04

Class C	$29,842,246	2,699,950	$11.05

Advisor Class	$5,758,813	533,753	$10.79

*	The maximum offering price per share for Class A shares of Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy were $11.40, $12.05 and $11.25, respectively, which reflects a sales charge of 4.25%.

(a)	Amounts of $46,592, $15,585 and $3,053, respectively, have been segregated to collateralize margin requirements for the open futures contracts outstanding at February 28, 2010.

(b)	Includes an amount of $114,997 owed to Lehman Brothers resulting from the termination of interest rate swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	83

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (unaudited)

	Wealth Appreciation Strategy		Balanced Wealth Strategy		Conservative Wealth Strategy
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $102,144, $23,297 and $6,638, respectively)	$4,411,812		$1,067,231		$301,236
Affiliated issuers	1,971		566		533
Interest	8		2,638,855		1,433,549

Total income	4,413,791		3,706,652		1,735,318

Expenses
Advisory fee (see Note B)	1,791,280		755,556		342,903
Distribution fee—Class A	97,005		261,023		110,410
Distribution fee—Class B	64,145		153,985		77,317
Distribution fee—Class C	175,536		304,421		151,172
Transfer agency—Class A	13,165		71,294		28,902
Transfer agency—Class B	4,308		16,250		8,119
Transfer agency—Class C	7,958		26,923		12,908
Transfer agency—Advisor Class	79,097		3,736		2,117
Custodian	92,778		89,626		74,571
Registration fees	35,842		33,465		30,990
Audit	29,834		26,660		25,571
Trustees’ fees	25,042		26,147		25,124
Printing	22,211		20,786		7,026
Legal	21,375		21,882		22,102
Miscellaneous	22,214		15,628		11,571

Total expenses	2,481,790		1,827,382		930,803
Less: expenses waived and reimbursed by the Adviser (see Note B)	– 0	–	– 0	–	(30,790)

Net expenses	2,481,790		1,827,382		900,013

Net investment income	1,932,001		1,879,270		835,305

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions(a)	21,597,924		5,098,148		1,601,699
Futures contracts	99,029		24,255		2,544
Swap contracts	– 0	–	15,868		– 0	–
Foreign currency transactions	1,750,919		422,944		134,048
Net change in unrealized appreciation/depreciation of:
Investments(b)	11,041,856		6,228,694		2,053,732
Futures contracts	(65,492)		(24,909)		(6,150)
Swap contracts	– 0	–	(368)		175,153
Foreign currency denominated assets and liabilities	499,614		85,121		20,979

Net gain on investment and foreign currency transactions	34,923,850		11,849,753		3,982,005

Net Increase in Net Assets from Operations	$36,855,851		$13,729,023		$4,817,310

(a)	Net of foreign capital gains taxes of $12,957, $8,248 and $0, respectively.

(b)	Net of increase (decrease) in accrued foreign capital gains taxes of ($14,737), ($8,894) and $141, respectively.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Wealth Appreciation Strategy
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,932,001		$8,142,382
Net realized gain (loss) on investment and foreign currency transactions	23,447,872		(220,290,040)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,475,978		103,832,233
Contributions from Adviser (see Note B)	– 0	–	12,912

Net increase (decrease) in net assets from operations	36,855,851		(108,302,513)
Dividends to Shareholders from
Net investment income
Class A	(918,273)		(949,866)
Class B	(79,167)		(24,982)
Class C	(219,703)		(64,141)
Advisor Class	(6,690,730)		(6,172,794)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(5,288,719)		96,462,353

Total increase (decrease)	23,659,259		(19,051,943)
Net Assets
Beginning of period	529,475,607		548,527,550

End of period (including undistributed/(distributions in excess of) net investment income of ($1,163,493) and $4,812,379, respectively)	$553,134,866		$529,475,607

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	85

Statement of Changes in Net Assets

Balanced Wealth Strategy
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,879,270	$5,342,046
Net realized gain (loss) on investment and foreign currency transactions	5,561,215	(43,663,024)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	6,288,538	16,251,192
Contributions from Adviser (see Note B)	– 0	–	4,381

Net increase (decrease) in net assets from operations	13,729,023	(22,065,405)
Dividends to Shareholders from
Net investment income
Class A	(1,487,261)	(3,889,117)
Class B	(156,647)	(510,479)
Class C	(308,059)	(912,883)
Advisor Class	(81,203)	(195,348)
Transactions in Shares of Beneficial Interest
Net decrease	(18,688,944)	(34,529,254)

Total decrease	(6,993,091)	(62,102,486)
Net Assets
Beginning of period	277,126,074	339,228,560

End of period (including undistributed net investment income of $333,190 and $487,090, respectively)	$270,132,983	$277,126,074

See notes to financial statements.

86	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$835,305		$2,504,368
Net realized gain (loss) on investment and foreign currency transactions	1,738,291		(11,925,467)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	2,243,714		3,822,213
Contributions from Adviser (see Note B)	– 0	–	1,210

Net increase (decrease) in net assets from operations	4,817,310		(5,597,676)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(623,743)		(1,637,276)
Class B	(72,735)		(279,836)
Class C	(139,527)		(454,293)
Advisor Class	(53,463)		(150,679)
Net realized gain on investment transactions
Class A	– 0	–	(295,725)
Class B	– 0	–	(78,222)
Class C	– 0	–	(128,862)
Advisor Class	– 0	–	(23,420)
Transactions in Shares of Beneficial Interest
Net decrease	(6,936,665)		(15,119,799)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	1,205

Total decrease	(3,008,823)		(23,764,583)
Net Assets
Beginning of period	125,520,855		149,285,438

End of period (including undistributed net investment income of $169,409 and $223,572, respectively)	$122,512,032		$125,520,855

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	87

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2010 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy (until December 31, 2009, known as Wealth Preservation Strategy), the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (until December 31, 2009, known as Tax-Managed Wealth Preservation Strategy). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

88	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Strategies’ Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategies may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategies value their securities at 4:00 p.m., Eastern Time (see Note A.2).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	89

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

90	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

The following tables summarize the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2010:

Wealth Appreciation Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$73,474,668	$34,979,137		$—	$108,453,805
Information Technology	75,301,526	12,325,616		—	87,627,142
Consumer Discretionary	51,874,824	16,610,992		—	68,485,816
Health Care	49,596,420	13,412,667		—	63,009,087
Energy	50,053,460	12,934,436		—	62,987,896
Industrials	34,065,807	17,811,005		—	51,876,812
Consumer Staples	25,077,272	14,038,601		—	39,115,873
Materials	16,343,052	12,746,944		—	29,089,996
Telecommunication Services	12,158,307	8,500,522		—	20,658,829
Utilities	5,886,942	3,995,319		—	9,882,261
Warrants	—	—		742,712	742,712
Short-Term Investments	6,748,754	—		—	6,748,754

Total Investments in Securities	400,581,032	147,355,239	+	742,712	548,678,983
Other Financial Instruments*:
Assets	—	1,064,314		—	1,064,314
Liabilities	(5,780)	(47,778)		—	(53,558)

Total	$400,575,252	$148,371,775		$742,712	$549,689,739

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	91

Notes to Financial Statements

Balanced Wealth Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Municipal Obligations	$—	$139,850,743		$—	$139,850,743
Common Stocks
Financials	17,500,019	8,189,250		—	25,689,269
Information Technology	16,576,044	2,897,271		—	19,473,315
Consumer Discretionary	12,171,890	3,493,195		—	15,665,085
Health Care	11,325,072	2,980,737		—	14,305,809
Energy	11,157,419	3,075,316		—	14,232,735
Industrials	8,543,832	4,408,921		—	12,952,753
Consumer Staples	6,374,738	3,213,774		—	9,588,512
Materials	3,072,618	2,973,079		—	6,045,697
Telecommunication Services	2,474,876	2,188,427		—	4,663,303
Utilities	1,165,342	678,692		—	1,844,034
Warrants	—	—		180,424	180,424
Short-Term Investments
Municipal Obligations	—	2,900,000		—	2,900,000
Investment Companies	781,810	—		—	781,810

Total Investments in Securities	91,143,660	176,849,405	+	180,424	268,173,489
Other Financial Instruments*:
Assets	—	299,362		—	299,362
Liabilities	(16,489)	(15,851)		—	(32,340)

Total	$91,127,171	$177,132,916		$180,424	$268,440,511

92	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

Conservative Wealth Strategy
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Municipal Obligations	$—	$83,470,019		$—	$83,470,019
Common Stocks
Financials	4,978,358	2,339,579		—	7,317,937
Information Technology	4,721,018	775,044		—	5,496,062
Consumer Discretionary	3,488,602	1,011,598		—	4,500,200
Energy	3,536,051	860,156		—	4,396,207
Health Care	3,192,176	883,825		—	4,076,001
Industrials	2,610,315	1,190,696		—	3,801,011
Consumer Staples	1,809,966	930,763		—	2,740,729
Materials	1,006,781	832,828		—	1,839,609
Telecommunication Services	676,465	625,042		—	1,301,507
Utilities	191,603	208,541		—	400,144
Warrants	—	—		50,884	50,884
Short-Term Investments
Municipal Obligations	—	1,305,000		—	1,305,000
Investment Companies	1,625,066	—		—	1,625,066

Total Investments in Securities	27,836,401	94,433,091	+	50,884	122,320,376
Other Financial Instruments*:
Assets	—	75,365		—	75,365
Liabilities	(1,200)	(306,668)		—	(307,868)

Total	$27,835,201	$94,201,788		$50,884	$122,087,873

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Strategies value their securities which may materially affect the value of securities trading in such markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Strategies’ investments are categorized as Level 2 investments.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	93

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Wealth Appreciation Strategy	Energy	Warrants	Total
Balance as of 8/31/09	$340,782	$—	$340,782
Accrued discounts /premiums	—	—	—
Realized gain (loss)	99,274	—	99,274
Change in unrealized appreciation/depreciation	(103,829)	(65,917)	(169,746)
Net purchases (sales)	(336,227)	808,629	472,402
Net transfers in and/or out of Level 3	—	—	—

Balance as of 2/28/10	$—	$742,712	$742,712

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$—	$(65,917)	$(65,917)

Balanced Wealth Strategy	Energy	Warrants	Total
Balance as of 8/31/09	$167,163	$—	$167,163
Accrued discounts /premiums	—		—
Realized gain (loss)	60,986	(5,172)	55,814
Change in unrealized appreciation/depreciation	(67,619)	(24,117)	(91,736)
Net purchases (sales)	(160,530)	209,713	49,183
Net transfers in and/or out of Level 3	—	—	—

Balance as of 2/28/10	$—	$180,424	$180,424

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$—	$(24,117)	$(24,117)

Conservative Wealth Strategy	Energy	Warrants	Total
Balance as of 8/31/09	$32,285	$—	$32,285
Accrued discounts /premiums	—		—
Realized gain (loss)	(222)	(392)	(614)
Change in unrealized appreciation/depreciation	(415)	(5,350)	(5,765)
Net purchases (sales)	—	56,626	56,626
Net transfers in and/or out of Level 3	(31,648)	—	(31,648)

Balance as of 2/28/10	$—	$50,884	$50,884

Net change in unrealized appreciation/depreciation from Investments held as of 2/28/10*	$—	$(5,350)	$(5,350)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

94	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategies’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategies’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategies may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategies amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	95

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Tax-Managed Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows (the “Expense Caps”):

Tax-Managed Strategy	Class A	Class B	Class C	Advisor Class
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%
Conservative Wealth	1.20%	1.90%	1.90%	.90%

For the six months ended February 28, 2010, such reimbursement amounted to $30,790 for the Conservative Wealth Strategy. The Expense Caps for both Wealth Appreciation Strategy and Balanced Wealth Strategy expired on January 1, 2009.

96	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

During the year ended August 31, 2009, the Adviser reimbursed the funds $12,912, $4,381 and $1,210, for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for trading losses incurred due to trade entry errors.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,929, $70,902 and $29,416 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 28, 2010.

The Strategies may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategies’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2010 is as follows:

Tax-Managed Strategy	Market Value August 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value February 28, 2010 (000)	Dividend Income (000)
Wealth Appreciation	$3,841	$54,242	$51,334	$6,749	$2
Balanced Wealth	2,490	31,192	32,900	782	1
Conservative Wealth	311	20,119	18,805	1,625	1

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Tax-Managed Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$5,247	$2,338	$4,216	$674
Balanced Wealth	18,406	3,133	11,819	1,535
Conservative Wealth	12,996	47	3,387	1,024

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	97

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended February 28, 2010 amounted to $257,666, $63,611 and $17,358 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, of which $0 and $184; $0 and $190; and $0 and $5 were paid by the Wealth Appreciation Strategy, Balanced Wealth Strategy, and Conservative Wealth Strategy, respectively, to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Strategies’ average daily net assets attributable to Class A shares and 1% of the Strategies’ average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategy to the Distributor with respect to the relevant class. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2010, were as follows:

Tax-Managed Strategy	Purchases	Sales
Wealth Appreciation	$176,546,679	$189,103,798
Balanced Wealth	50,750,256	61,095,555
Conservative Wealth	26,341,826	26,946,235

98	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

There were no investment transactions in U.S. government securities during the six months ended February 28, 2010.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Tax-Managed Strategy	Appreciation	(Depreciation)
Wealth Appreciation	$95,142,357	$(15,796,620)	$79,345,737
Balanced Wealth	33,005,554	(6,374,705)	26,630,849
Conservative Wealth	10,448,370	(1,355,472)	9,092,898

1. Derivative Financial Instruments

The Strategies may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Strategies may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Strategies, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategies may buy or sell futures contracts for the purpose of hedging their portfolios against adverse effects of anticipated movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	99

Notes to Financial Statements

less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Strategies may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

•	Swap Agreements

The Strategies may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Strategies may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be

100	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Strategy may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategies exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	101

Notes to Financial Statements

Documentation governing the Strategies’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Strategy declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategies’ counterparty has the right to terminate the swap and require the Strategy to pay or receive a settlement amount in connection with the terminated swap transaction. As of February 28, 2010, the Conservative Wealth Strategy had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $302,157 at February 28, 2010.

At February 28, 2010, the Strategies had entered into the following derivatives:

Wealth Appreciation Strategy	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,064,314	Unrealized depreciation of forward currency exchange contracts	$47,778

Equity contracts			Payable for variation margin on futures contracts	5,780	*

Total		$1,064,314		$53,558

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,618,105)	$504,584

Equity contracts	Net realized gain on futures contracts; change in unrealized appreciation/depreciation of futures contracts	99,029	(65,492)

Total		$(2,519,076)	$439,092

102	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $104,725,082 and average monthly original value of futures contracts was $765,076.

Balanced Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$246,448	Unrealized depreciation of forward currency exchange contracts	$15,851

Equity contracts			Payable for variation margin on futures contracts	16,489	*

Interest rate contracts	Unrealized appreciation of interest rate swap contracts	52,914

Total		$299,362		$32,340

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$464,216	$86,494

Equity contracts	Net realized gain on futures contracts; Net change in unrealized appreciation/ depreciation of futures contracts	24,255	(24,909)

Interest rate contracts	Net realized gain on swap contracts; Net change in unrealized appreciation/ depreciation of swap contracts	15,868	(368)

Total		$504,339	$61,217

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	103

Notes to Financial Statements

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $26,778,896, average monthly original value of futures contracts was $212,774 and average monthly notional amount of interest rate swaps was $970,000.

Conservative Wealth Strategy	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$69,619	Unrealized depreciation of forward currency exchange contracts	$4,511
Equity contracts			Payable for variation margin on futures contracts	1,200	*
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	5,746	Unrealized depreciation on interest rate swap contracts	302,157

Total		$75,365		$307,868

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended February 28, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$144,888	$21,349
Equity contracts	Net realized gain on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,544	(6,150)
Interest rate contracts	Net realized gain on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts		175,153

Total		$147,432	$190,352

104	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

For the six months ended February 28, 2010, the average monthly principal amount of foreign currency exchange contracts was $7,509,851, average monthly original value of futures contracts was $46,076 and average monthly notional amount of interest rate swaps was $9,928,571.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	105

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	288,460	1,747,067	$3,185,227	$15,774,769

Shares issued in reinvestment of dividends	74,240	97,198	822,583	862,144

Shares converted from Class B	30,288	49,666	332,988	440,844

Shares redeemed	(1,284,975)	(4,265,718)	(14,181,439)	(39,773,901)

Net decrease	(891,987)	(2,371,787)	$(9,840,641)	$(22,696,144)

Class B
Shares sold	22,195	102,544	$244,928	$956,089

Shares issued in reinvestment of dividends	6,559	2,581	71,683	22,607

Shares converted to Class A	(30,787)	(50,576)	(332,988)	(440,844)

Shares redeemed	(144,660)	(550,841)	(1,566,588)	(4,861,587)

Net decrease	(146,693)	(496,292)	$(1,582,965)	$(4,323,735)

Class C
Shares sold	108,411	576,063	$1,175,096	$5,039,005

Shares issued in reinvestment of dividends	17,261	6,321	189,005	55,372

Shares redeemed	(440,858)	(1,741,156)	(4,783,494)	(15,501,501)

Net decrease	(315,186)	(1,158,772)	$(3,419,393)	$(10,407,124)

Advisor Class
Shares sold	7,524,050	65,080,090	$83,643,301	$572,990,623

Shares issued in reinvestment of dividends	307,120	358,770	3,415,178	3,189,465

Shares redeemed	(6,972,371)	(52,591,548)	(77,504,199)	(442,290,732)

Net increase	858,799	12,847,312	$9,554,280	$133,889,356

106	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	899,925	3,400,824	$10,342,962	$34,474,879

Shares issued in reinvestment of dividends	116,215	340,636	1,334,474	3,475,596

Shares converted from Class B	78,905	228,485	903,838	2,322,107

Shares redeemed	(2,100,527)	(5,700,255)	(24,076,091)	(57,988,026)

Net decrease	(1,005,482)	(1,730,310)	$(11,494,817)	$(17,715,444)

Class B
Shares sold	50,528	328,580	$580,267	$3,318,553

Shares issued in reinvestment of dividends	12,445	45,670	143,150	465,481

Shares converted to Class A	(78,807)	(228,192)	(903,838)	(2,322,107)

Shares redeemed	(315,822)	(1,043,708)	(3,631,937)	(10,609,181)

Net decrease	(331,656)	(897,650)	$(3,812,358)	$(9,147,254)

Class C
Shares sold	210,203	1,256,355	$2,432,933	$12,724,901

Shares issued in reinvestment of dividends	23,693	79,464	273,387	810,700

Shares redeemed	(784,537)	(2,123,132)	(9,080,536)	(21,619,554)

Net decrease	(550,641)	(787,313)	$(6,374,216)	$(8,083,953)

Advisor Class
Shares sold	470,154	340,167	$5,420,494	$3,606,719

Shares issued in reinvestment of dividends	5,350	15,971	61,460	163,351

Shares redeemed	(217,009)	(319,069)	(2,489,507)	(3,352,673)

Net increase	258,495	37,069	$2,992,447	$417,397

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	107

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	783,585	1,874,569	$8,396,573	$18,466,094

Shares issued in reinvestment of dividends and distributions	51,759	172,970	554,084	1,698,180

Shares converted from Class B	76,870	255,578	822,535	2,550,351

Shares redeemed	(1,232,795)	(2,754,176)	(13,218,035)	(27,137,093)

Net decrease	(320,581)	(451,059)	$(3,444,843)	$(4,422,468)

Class B
Shares sold	20,406	171,334	$224,633	$1,718,856

Shares issued in reinvestment of dividends and distributions	5,730	31,452	62,960	316,172

Shares converted to Class A	(74,954)	(249,327)	(822,535)	(2,550,351)

Shares redeemed	(176,066)	(599,852)	(1,933,016)	(6,030,475)

Net decrease	(224,884)	(646,393)	$(2,467,958)	$(6,545,798)

Class C
Shares sold	236,544	832,656	$2,607,584	$8,392,726

Shares issued in reinvestment of dividends and distributions	10,725	50,007	118,028	502,672

Shares redeemed	(354,722)	(1,304,986)	(3,910,770)	(13,106,587)

Net decrease	(107,453)	(422,323)	$(1,185,158)	$(4,211,189)

Advisor Class
Shares sold	105,800	170,882	$1,042,885	$1,719,073

Shares issued in reinvestment of dividends and distributions	(2,852)	11,900	42,840	116,790

Shares redeemed	(87,643)	(180,529)	(924,431)	(1,776,207)

Net increase	15,305	2,253	$161,294	$59,656

For the year ended August 31, 2009, the Conservative Wealth Strategy received $1,205 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Strategy’s statement of changes in net assets. Neither the Strategy nor its affiliates were involved in the proceedings or the calculation of the payment.

108	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategies’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategies’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategies’ investments or reduce the returns of the Strategies. For example, the value of the Strategies’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategies’ investments denominated in foreign currencies, the Strategies’ positions in various foreign currencies may cause the Strategies to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategies may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategies, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Strategies have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	109

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Wealth Appreciation Strategy	2009		2008
Distributions paid from:
Ordinary income	$7,211,783		$5,150,088
Long-term capital gains	– 0	–	14,173,418

Total taxable distributions	7,211,783		19,323,506

Total distributions paid	$7,211,783		$19,323,506

Balanced Wealth Strategy	2009		2008
Distributions paid from:
Ordinary income	$2,366,266		$2,317,130

Total taxable distributions	2,366,266		2,317,130
Tax exempt distributions	3,141,561		4,174,710

Total distributions paid	$5,507,827		$6,491,840

Conservative Wealth Strategy	2009		2008
Distributions paid from:
Ordinary income	$898,483		$1,027,678
Long-term capital gains	540,550		4,945,076

Total taxable distributions	1,439,033		5,972,754
Tax exempt distributions	1,609,280		2,234,142

Total distributions paid	$3,048,313		$8,206,896

110	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Tax-Managed Strategy	Undistributed Ordinary Income		Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$5,324,324		$	– 0	–	$(198,667,409)	$36,261,592	$(157,081,493)
Balanced Wealth	649,132			– 0	–	(46,302,274)	18,093,314	(27,559,828)
Conservative Wealth	267,323	(a)		– 0	–	(11,394,168)	5,972,638	(5,154,207)

(a)	Includes tax exempt income of $267,323.

(b)

During the fiscal year ended August 31, 2009, the Wealth Appreciation Strategy had a net capital loss carryforward of $45,805,883 of which $45,805,883 expires in the year 2017. The Balanced Wealth Strategy had a net capital loss carryforward of $16,136,574, of which $2,305,350 expires in the year 2010, $1,443,213 expires in the year 2011 and $12,388,011 expires in the year 2017. The Conservative Wealth Strategy had a net capital loss carryforward of $2,749,241, of which $2,749,241 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses, currency, and passive foreign investment companies incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation Strategy elected to defer $152,861,526 of capital losses to the next taxable year. Balanced Wealth Strategy elected to defer $30,165,700 of capital losses to the next taxable year. Conservative Wealth Strategy elected to defer $8,644,927 of capital losses to the next taxable year.

(c)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of partnership interests, and the tax treatment of derivatives.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	111

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

112	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class A
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.35	$ 12.98	$ 15.94	$ 14.00	$ 12.66	$ 10.77

Income From Investment Operations
Net investment income(a)	.03	.14	.17	.14	.08	.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	(2.65)	(2.58)	1.93	1.42	1.86
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.71	(2.51)	(2.41)	2.07	1.50	1.90

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.12)	(.14)	(.08)	(.01)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.14)	(.12)	(.55)	(.13)	(.16)	(.01)

Net asset value, end of period	$ 10.92	$ 10.35	$ 12.98	$ 15.94	$ 14.00	$ 12.66

Total Return
Total investment return based on net asset value(d)	6.87	%*	(19.21)%	(15.63)%	14.76%	11.87%	17.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,512	$72,253	$121,356	$144,257	$102,651	$55,691
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.11%	1.10%	1.14%	1.36	%(f)	1.50%
Expenses, before waivers/reimbursements	1.05	%(e)	1.11%	1.10%	1.14%	1.36	%(f)	1.63%
Net investment income	.55	%(e)	1.58%	1.18%	.89%	.59	%(f)	.34	%(b)
Portfolio turnover rate	33%	111%	50%	48%	40%	51%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	113

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.16	$ 12.70	$ 15.61	$ 13.75	$ 12.51	$ 10.71

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.07	.07	.02	(.02)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	(2.59)	(2.54)	1.89	1.41	1.84
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	(2.52)	(2.47)	1.91	1.39	1.80

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.07)	(.02)	(.44)	(.05)	(.15)	– 0	–

Net asset value, end of period	$ 10.76	$ 10.16	$ 12.70	$ 15.61	$ 13.75	$ 12.51

Total Return
Total investment return based on net asset value(d)	6.56	%*	(19.85)%	(16.24)%	13.87%	11.11%	16.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,998	$12,827	$22,322	$31,029	$27,310	$21,413
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(e)	1.86%	1.82%	1.86%	2.09	%(f)	2.20%
Expenses, before waivers/reimbursements	1.81	%(e)	1.86%	1.82%	1.86%	2.09	%(f)	2.33%
Net investment income (loss)	(.21	)%(e)	.81%	.45%	.14%	(.16	)%(f)	(.37	)%(b)
Portfolio turnover rate	33%	111%	50%	48%	40%	51%

See footnote summary on page 125.

114	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.17	$ 12.71	$ 15.62	$ 13.75	$ 12.52	$ 10.71

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.08	.07	.03	(.01)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68	(2.60)	(2.54)	1.89	1.39	1.85
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.67	(2.52)	(2.47)	1.92	1.38	1.81

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.02)	(.03)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.07)	(.02)	(.44)	(.05)	(.15)	– 0	–

Net asset value, end of period	$ 10.77	$ 10.17	$ 12.71	$ 15.62	$ 13.75	$ 12.52

Total Return
Total investment return based on net asset value(d)	6.56	%*	(19.84)%	(16.23)%	13.94%	11.02%	16.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,275	$34,643	$57,982	$70,425	$47,689	$25,751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.79	%(e)	1.83%	1.81%	1.85%	2.06	%(f)	2.20%
Expenses, before waivers/reimbursements	1.79	%(e)	1.83%	1.81%	1.85%	2.06	%(f)	2.33%
Net investment income (loss)	(.19	)%(e)	.84%	.48%	.18%	(.09	)%(f)	(.36	)%(b)
Portfolio turnover rate	33%	111%	50%	48%	40%	51%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	115

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Advisor Class
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.40	$ 13.07	$ 16.05	$ 14.09	$ 12.72	$ 10.80

Income From Investment Operations
Net investment income(a)	.05	.17	.22	.20	.17	.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69	(2.68)	(2.61)	1.92	1.38	1.87
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.74	(2.51)	(2.39)	2.12	1.55	1.95

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.18)	(.11)	(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.41)	(.05)	(.15)	– 0	–

Total dividends and distributions	(.17)	(.16)	(.59)	(.16)	(.18)	(.03)

Net asset value, end of period	$ 10.97	$ 10.40	$ 13.07	$ 16.05	$ 14.09	$ 12.72

Total Return
Total investment return based on net asset value(d)	7.11	%*	(19.00)%	(15.41)%	15.09%	12.23%	18.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$441,350	$409,753	$346,868	$275,563	$104,701	$3,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(e)	.82%	.80%	.84%	1.01	%(f)	1.20%
Expenses, before waivers/reimbursements	.78	%(e)	.82%	.80%	.84%	1.01	%(f)	1.34%
Net investment income	.83	%(e)	1.83%	1.52%	1.26%	1.26	%(f)	.64	%(b)
Portfolio turnover rate	33%	111%	50%	48%	40%	51%

See footnote summary on page 125.

116	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.07		$ 11.94	$ 12.86	$ 12.09	$ 11.49		$ 10.61

Income From Investment Operations
Net investment income(a)	.09		.23	.25	.22	.19		.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		(.87)	(.92)	.77	.58		.87
Contributions from Adviser	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57		(.64)	(.67)	.99	.77		1.02

Less: Dividends
Dividends from net investment income	(.10)		(.23)	(.25)	(.22)	(.17)		(.14)

Net asset value, end of period	$ 11.54		$ 11.07	$ 11.94	$ 12.86	$ 12.09		$ 11.49

Total Return
Total investment return based on net asset value(d)	5.13	%*	(5.14)%	(5.26)%	8.26%	6.72%		9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$170,655		$174,795	$209,200	$224,147	$198,406		$144,983
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(e)	1.10%	1.08%	1.10%	1.18	%(f)	1.20%
Expenses, before waivers/reimbursements	1.10	%(e)	1.10%	1.08%	1.10%	1.18	%(f)	1.29%
Net investment income	1.60	%(e)	2.21%	2.03%	1.76%	1.60	%(f)	1.35	%(b)
Portfolio turnover rate	19%		54%	48%	51%	57%		51%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	117

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.08		$ 11.94	$ 12.87	$ 12.10	$ 11.50		$ 10.62

Income From Investment Operations
Net investment income(a)	.05		.15	.16	.13	.10	(b)	.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		(.85)	(.93)	.77	.58		.87
Contributions from Adviser	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53		(.70)	(.77)	.90	.68		.94

Less: Dividends
Dividends from net investment income	(.06)		(.16)	(.16)	(.13)	(.08)		(.06)

Net asset value, end of period	$ 11.55		$ 11.08	$ 11.94	$ 12.87	$ 12.10		$ 11.50

Total Return
Total investment return based on net asset value(d)	4.76	%*	(5.78)%	(6.03)%	7.49%	5.97%		8.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,177		$31,658	$44,855	$57,171	$60,329		$57,826
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.83	%(e)	1.83%	1.81%	1.82%	1.90	%(f)	1.90%
Expenses, before waivers/reimbursements	1.83	%(e)	1.83%	1.81%	1.82%	1.91	%(f)	2.02%
Net investment income	.87	%(e)	1.48%	1.29%	1.03%	.86	%(b)(f)	.64	%(b)
Portfolio turnover rate	19%		54%	48%	51%	57%		51%

See footnote summary on page 125.

118	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.11		$ 11.97	$ 12.89	$ 12.13	$ 11.52		$ 10.64

Income From Investment Operations
Net investment income(a)	.05		.15	.17	.14	.11		.07	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		(.85)	(.93)	.75	.58		.87
Contributions from Adviser	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53		(.70)	(.76)	.89	.69		.94

Less: Dividends
Dividends from net investment income	(.06)		(.16)	(.16)	(.13)	(.08)		(.06)

Net asset value, end of period	$ 11.58		$ 11.11	$ 11.97	$ 12.89	$ 12.13		$ 11.52

Total Return
Total investment return based on net asset value(d)	4.75	%*	(5.76)%	(5.94)%	7.39%	6.05%		8.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,256		$61,986	$76,247	$83,433	$63,889		$45,364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.81	%(e)	1.81%	1.79%	1.80%	1.89	%(f)	1.90%
Expenses, before waivers/reimbursements	1.81	%(e)	1.81%	1.79%	1.80%	1.89	%(f)	2.00%
Net investment income	.89	%(e)	1.50%	1.32%	1.07%	.89	%(f)	.65	%(b)
Portfolio turnover rate	19%		54%	48%	51%	57%		51%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	119

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 11.08		$ 11.95	$ 12.88	$ 12.11	$ 11.50		$ 10.62

Income From Investment Operations
Net investment income(a)	.10		.26	.30	.26	.23		.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.48		(.86)	(.94)	.77	.58		.87
Contributions from Adviser	– 0	–	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.58		(.60)	(.64)	1.03	.81		1.05

Less: Dividends
Dividends from net investment income	(.11)		(.27)	(.29)	(.26)	(.20)		(.17)

Net asset value, end of period	$ 11.55		$ 11.08	$ 11.95	$ 12.88	$ 12.11		$ 11.50

Total Return
Total investment return based on net asset value(d)	5.28	%*	(4.85)%	(5.05)%	8.57%	7.11%		9.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,045		$8,687	$8,927	$10,326	$7,670		$4,774
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%(e)	.80%	.78%	.79%	.88	%(f)	.90%
Expenses, before waivers/reimbursements	.81	%(e)	.80%	.78%	.79%	.88	%(f)	1.00%
Net investment income	1.91	%(e)	2.50%	2.34%	2.07%	1.91	%(f)	1.66	%(b)
Portfolio turnover rate	19%		54%	48%	51%	57%		51%

See footnote summary on page 125.

120	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.44	$ 11.01	$ 11.83	$ 11.51	$ 11.16	$ 10.65

Income From Investment Operations
Net investment income(a)(b)	.08	.22	.24	.23	.20	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.52)	(.42)	.47	.33	.50
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42	(.30)	(.18)	.70	.53	.63

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.23)	(.24)	(.23)	(.18)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.27)	(.64)	(.38)	(.18)	(.12)

Net asset value, end of period	$ 10.77	$ 10.44	$ 11.01	$ 11.83	$ 11.51	$ 11.16

Total Return
Total investment return based on net asset value(d)	4.02%	(2.57)%	(1.65)%	6.15%	4.79%	5.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,500	$73,643	$82,615	$85,786	$87,717	$70,145
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.20	%(e)	1.20%	1.20%	1.20%	1.20	%(f)	1.20%
Expenses, before waivers/reimbursements	1.24	%(e)	1.25%	1.24%	1.26%	1.33	%(f)	1.37%
Net investment income(b)	1.58	%(e)	2.23%	2.10%	1.93%	1.73	%(f)	1.23%
Portfolio turnover rate	22%	48%	65%	59%	75%	63%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	121

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.70	$ 11.27	$ 12.10	$ 11.76	$ 11.40	$ 10.87

Income From Investment Operations
Net investment income(a)(b)	.05	.16	.16	.15	.12	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.54)	(.44)	.48	.34	.51
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	(.38)	(.28)	.63	.46	.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.15)	(.15)	(.14)	(.10)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.19)	(.55)	(.29)	(.10)	(.04)

Net asset value, end of period	$ 11.04	$ 10.70	$ 11.27	$ 12.10	$ 11.76	$ 11.40

Total Return
Total investment return based on net asset value(d)	3.65%	(3.25)%	(2.42)%	5.42%	4.01%	5.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,411	$16,376	$24,534	$32,293	$37,910	$42,831
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(e)	1.90%	1.90%	1.90%	1.90	%(f)	1.90%
Expenses, before waivers/reimbursements	1.97	%(e)	1.98%	1.97%	1.98%	2.06	%(f)	2.10%
Net investment income(b)	.88	%(e)	1.54%	1.40%	1.22%	1.00	%(f)	.51%
Portfolio turnover rate	22%	48%	65%	59%	75%	63%

See footnote summary on page 125.

122	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.71	$ 11.28	$ 12.11	$ 11.77	$ 11.41	$ 10.88

Income From Investment Operations
Net investment income(a)(b)	.05	.16	.16	.15	.12	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.54)	(.44)	.48	.34	.51
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	(.38)	(.28)	.63	.46	.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.15)	(.15)	(.14)	(.10)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.05)	(.19)	(.55)	(.29)	(.10)	(.04)

Net asset value, end of period	$ 11.05	$ 10.71	$ 11.28	$ 12.11	$ 11.77	$ 11.41

Total Return
Total investment return based on net asset value(d)	3.64%	(3.25)%	(2.42)%	5.42%	4.00%	5.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,842	$30,079	$36,443	$33,937	$29,954	$26,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.90	%(e)	1.90%	1.90%	1.90%	1.90	%(f)	1.90%
Expenses, before waivers/reimbursements	1.95	%(e)	1.96%	1.95%	1.96%	2.04	%(f)	2.08%
Net investment income(b)	.88	%(e)	1.53%	1.40%	1.24%	1.02	%(f)	.53%
Portfolio turnover rate	22%	48%	65%	59%	75%	63%

See footnote summary on page 125.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	123

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.46	$ 11.03	$ 11.85	$ 11.53	$ 11.19	$ 10.67

Income From Investment Operations
Net investment income(a)(b)	.10	.25	.28	.26	.23	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	(.52)	(.43)	.48	.32	.49
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.27)	(.15)	.74	.55	.67

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.26)	(.27)	(.27)	(.21)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.40)	(.15)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.30)	(.67)	(.42)	(.21)	(.15)

Net asset value, end of period	$ 10.79	$ 10.46	$ 11.03	$ 11.85	$ 11.53	$ 11.19

Total Return
Total investment return based on net asset value(d)	4.17%	(2.27)%	(1.36)%	6.46%	4.99%	6.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,759	$5,423	$5,693	$7,531	$5,693	$4,494
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(e)	.90%	.90%	.90%	.90	%(f)	.90%
Expenses, before waivers/reimbursements	.95	%(e)	.95%	.95%	.96%	1.03	%(f)	1.10%
Net investment income(b)	1.89	%(e)	2.54%	2.41%	2.24%	2.02	%(f)	1.67%
Portfolio turnover rate	22%	48%	65%	59%	75%	63%

See footnote summary on page 125.

124	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived and reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Strategy resulting from class action settlements, which enhanced the Wealth Appreciation Strategy and Balanced Wealth Strategy’s performance for the six months ended February 28, 2010 by .01% and .03%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	125

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2) , Vice President

Seth J. Masters(2) , Vice President

Christopher H. Nikolich(2), Vice President

Patrick J. Rudden(2) , Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

126	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Tax-Managed Balanced Wealth Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The investment objective of the Strategies is to achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategies seek to maximize after-tax returns by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on shareholders as well as investing their debt portion in tax-exempt securities. The Adviser utilizes separate portfolio accounts (or “portfolio sleeves”) to manage the equity and fixed income (tax-exempt) securities of Tax-Managed Balanced Wealth Strategy, Tax-Managed Wealth Appreciation Strategy and Tax-Managed Wealth Preservation Strategy.3 Each portfolio sleeve is managed according to the investment style/asset class of the portfolio securities held within the sleeve.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Trustees on August 4-6, 2009.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	To cite an example, Tax-Managed Balanced Wealth Strategy is managed using separate sleeves for Intermediate Municipal, U.S. Growth, U.S. Value, Non-U.S. Growth and Non-U.S. Value.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	127

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets[5]	Net Assets 06/30/09 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$265.2	Tax-Managed Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$478.8	Tax-Managed Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$123.0	Tax-Managed Wealth Preservation Strategy

With respect to Tax-Managed Wealth Preservation Strategy, the Adviser agreed to waive that portion of its management fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

5	The advisory fees for the Strategies are based on a percentage of the average daily net assets of the Strategies and paid on a monthly basis.

128	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

the Strategy’s fiscal year, August 31, upon at least 60 days written notice. Also set forth below is the Strategy’s gross expense ratios for the most recent semi-annual period6:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/09)[7]	Fiscal Year End
Tax-Managed Wealth Preservation Strategy	Class A Class B Class C Advisor	1.20% 1.90% 1.90% 0.90%	1.29% 2.02% 2.00% 1.00%	August 31 (ratio as of February 28, 2009)

Set forth below are the total expense ratios of the Strategies which do not have an expense limitation undertaking as of the Strategies’ most recent semi-annual period:

Strategy	Total Expense Ratio			Fiscal Year End
Tax-Managed Balanced Wealth Strategy	Class A Class B Class C Advisor	1.13 1.86 1.84 0.83	% % % %	August 31 (ratios as of February 28, 2009)

Tax-Managed Wealth Appreciation Strategy	Class A Class B Class C Advisor	1.13 1.87 1.84 0.84	% % % %	August 31 (ratios as of February 28, 2009)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail

6	Effective January 1, 2009, the Adviser removed the expense caps of U.S. Large Cap Portfolio, Balanced Wealth Strategy, Wealth Appreciation Strategy, Wealth Preservation Strategy, Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Appreciation Strategy.

7	Annualized.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	129

mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.8 However, with respect to the Strategies, the Adviser has represented in the Adviser’s Form ADV that there are no institutional products that have substantially similar investment styles as the Strategies.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

130	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Strategy.10

The original EG for Tax-Managed Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	Rank
Tax-Managed Balanced Wealth Strategy	0.550	0.750	1/14
Tax-Managed Wealth Appreciation Strategy[11],[12]	0.650	0.860	2/14
Tax-Managed Wealth Preservation Strategy[13]	0.550	0.575	1/8

Lipper also analyzed the total expense ratio of each Strategy in comparison to medians of such Strategy’s EG and Lipper Expense Universe (“EU”).14 Since Lipper had expanded Tax-Managed Wealth Appreciation Strategy’s EG, under Lipper’s standard guidelines, the Strategy’s EU was also expanded to include peers that had a similar but not the same Lipper investment classification/objective as the Strategy.15

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the

9	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

11	The Strategy’s EG includes the Strategy, six other Global Large-Cap Growth funds (“GLCG”), three Global Large-Cap Value Funds (“GLCV”), and four Global Multi-Cap Core funds (“GMLC”).

12	Excluding GLCV and GMLC funds, the Fund’s contractual management fee EG median is 0.791 and the Fund’s contractual management fee EG ranking is 3/7.

13	The contractual management fee does not reflect any waivers or expense reimbursements for expense caps that would effectively reduce the effective management fee rate.

14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The expansion of the Strategy’s EU was not requested by the Senior Officer or the Adviser. They requested only the EG be expanded.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	131

total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Strategies’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Set forth below is a comparison of the Strategy’s total expense ratios and the medians of the Strategy’s EGs. The Strategy’ total expense ratio rankings are also shown.

Strategy	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Tax-Managed Balanced Wealth Strategy	1.081	1.213	5/14	1.117	15/33

Tax-Managed Wealth Appreciation Strategy[18]	1.103	1.444	2/14	1.446	5/32

Tax-Managed Wealth Preservation Strategy	1.202	1.150	6/8	1.116	16/23

Based on this analysis, the Tax-Managed Balanced Wealth Strategy and Tax-Managed Wealth Preservation Strategy have a more favorable ranking on a management fee basis than on a total expense ratio basis than their respective EGs. The Tax-Managed Wealth Appreciation Strategy has equally favorable rankings on a management fee and total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Strategies’ monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.19

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Funds. See discussion below in Section IV.

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	The total expense ratios shown are for the Strategies’ Class A shares during the most recently completed fiscal year.

18	Excluding GLCV and GMLC funds, the Strategy’s contractual management fee EG median is 0.791 and the Strategy’s contractual management fee EG ranking is 3/7.

19	Unaudited information on the Strategies’ advisory fee and total expense ratio monthly run rates was provided by the Adviser.

132	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to each Strategy decreased during calendar year 2008 relative to 2007.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Tax-Managed Balanced Wealth Strategy	$65,557
Tax-Managed Wealth Appreciation Strategy	$41,078
Tax-Managed Wealth Preservation Strategy	$35,308

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Tax-Managed Balanced Wealth Strategy	$2,028,270	$92,249
Tax-Managed Wealth Appreciation Strategy	$1,370,429	$52,463
Tax-Managed Wealth Preservation Strategy	$912,790	$52,982

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	133

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[20]
Tax-Managed Balanced Wealth Strategy	$172,075	$9,642
Tax-Managed Wealth Appreciation Strategy	$138,753	$9,118
Tax-Managed Wealth Preservation Strategy	$70,495	$4,074

The Tax-Managed Wealth Strategies effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategies is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategies. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Strategies and other clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

20	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

134	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

22	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	135

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance rankings24 of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)25 for the periods ended April 30, 2009: 26 ,27

Strategy	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed Balanced Wealth Strategy
1 year	-18.66	-20.54	-22.60	3/14	20/110
3 year	-4.37	-4.51	-5.26	7/14	25/75
5 year	0.69	0.18	0.05	4/12	20/59
10 year	-0.47	0.84	1.02	9/12	26/36

Tax-Managed Wealth Appreciation Strategy
1 year	-40.69	-40.07	-40.16	6/7	9/15
3 year	-14.25	-11.99	-11.99	6/7	10/13
5 year	-3.18	0.19	-0.18	4/5	8/11

Tax-Managed Wealth Preservation Strategy
1 year	-11.70	-18.97	-15.07	2/8	22/92
3 year	-1.75	-3.28	-2.29	3/7	29/73
5 year	1.15	0.93	1.19	2/7	25/46
10 year	1.80	2.20	1.80	3/4	10/19

24	The performance returns and rankings of the Strategies are for the Funds’ Class A shares. It should be noted that performance returns and rankings of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Strategies returns due to rounding. Lipper maintains its own database for performance of the Strategies.

25	A Strategy’s PG/PU may not be identical to the Strategy’s corresponding EG/EU as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy has a different investment classification/objective at different point in time.

27	It should be noted that many of the Strategies’ peers are not managed with regards to taxes.

136	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks:

	Periods Ending April 30, 2009 Annualized Net Performance (%)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)[29]
Tax-Managed Balanced Wealth Strategy	-18.66	-4.37	0.69	-0.47	5.33
50% S&P 500 / 50% Barclays Capital 5 year GO Muni Bond Index	-15.64	-2.31	1.17	1.46	8.56
S&P 500 Stock Index	-35.31	-10.76	-2.70	-2.48	6.50
Barclays Capital 5 year GO Muni Bond Index	7.53	5.93	4.54	4.79	5.33
Inception Date: May 4, 1992

Tax-Managed Wealth Appreciation Strategy	-40.69	-14.25	-3.18	N/A	-1.49
70% S&P 500 / 30% MSCI EAFE Index (Net)	-37.56	-11.17	-1.64	N/A	0.72
S&P 500 Index	-35.31	-10.76	-2.70	N/A	-0.80
MSCI EAFE Net Index	-42.76	-12.34	0.66	N/A	4.12
Inception Date: September 2, 2003

Tax-Managed Wealth Preservation Strategy	-11.70	-1.75	1.15	1.80	4.73
70% Barclays Capital 5 year GO Muni Bond Index / 30% S&P 500 Index	-6.80	1.02	2.58	2.87	9.24
Barclays Capital 5 Year GO Muni Bond Index	7.53	5.93	4.54	4.79	6.48
S&P 500 Index	-35.31	-10.76	-2.70	-2.48	6.50
Inception Date: May 4, 1992
CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

28	The performance returns shown are for the Class A shares of the Strategies.

29	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2009.

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	137

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

138	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES •	139

NOTES

140	• ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

ALLIANCEBERNSTEIN TAX-MANAGED WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

TMW-0152-0210

SEMI-ANNUAL REPORT

AllianceBernstein Wealth Strategies

Wealth Appreciation Strategy

Balanced Wealth Strategy

Conservative Wealth Strategy

(formerly Wealth Preservation Strategy)

February 28, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 20, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Wealth Strategies (the “Strategies”) for the semi-annual reporting period ended February 28, 2010.

Please note that effective December 31, 2009, the name of AllianceBernstein Wealth Preservation Strategy changed to AllianceBernstein Conservative Wealth Strategy. Effective April 16, 2010, Inflation-Protected Securities Portfolio, one of Conservative Wealth Strategy’s Underlying Portfolios, will be renamed the Bond Inflation Protection Portfolio. Please consult the Strategies’ prospectus supplement dated February 9, 2010, for additional information.

AllianceBernstein Wealth Appreciation Strategy

Investment Objective and Policies

AllianceBernstein Wealth Appreciation Strategy’s investment objective is long-term growth of capital. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by AllianceBernstein L.P. (the “Adviser”). By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies the

Strategy between growth and value equity investment styles, and between US and non-US markets. Normally, the Strategy’s targeted blend is an equal weighting of growth and value style Underlying Portfolios (50% each).

In addition to blending growth and value styles, the strategy blends each style component across Underlying Portfolios that invest in US and non-US companies and various capitalization ranges. Within each of the value and growth components, the Strategy’s targeted blend is approximately 70% in Underlying Portfolios that invest in US companies and the remaining 30% in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in growth and value and US and non-US Underlying Portfolios to vary in response to markets, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

AllianceBernstein Balanced Wealth Strategy

Investment Objective and Policies

AllianceBernstein Balanced Wealth Strategy’s investment objective is to

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	1

achieve the highest total return consistent with the Adviser’s determination of reasonable risk. The Strategy seeks to achieve its objective by investing in a combination of Underlying Portfolios representing a variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 60% of Underlying Portfolios that invest primarily in equity securities and 40% of Underlying Portfolios that invest primarily in debt securities with a goal of providing moderate upside potential without excessive volatility. An investment in the Global Real Estate Investment Trust (REIT) Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest primarily in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to markets, only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions.

The Underlying Portfolios’ fixed-income securities will primarily be investment-grade debt securities, but are expected to include lower-rated securities (“junk bonds”) and preferred stock. The Strategy will not invest more than 25% of its total assets in Underlying Portfolios investing in securities rated, at the time of purchase, below investment grade.

AllianceBernstein Conservative Wealth Strategy

Investment Objective and Policies

AllianceBernstein Conservative Wealth Strategy’s investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal. The Strategy seeks to achieve its objective by investing in a combination of portfolios of the Underlying Portfolios representing a

2	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

variety of asset classes and investment styles that are also managed by the Adviser. By allocating its assets among the Underlying Portfolios, the Strategy creates a portfolio that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. Through investments in the Underlying Portfolios, the Adviser efficiently diversifies between debt and equity components to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of 30% in Underlying Portfolios that invest primarily in equity securities and 70% in Underlying Portfolios that invest in debt securities with a goal of providing reduced volatility and modest upside potential. An investment in the Real Estate Underlying Portfolio is treated as 50% debt and 50% equity for the purpose of these allocations.

Within the Strategy’s equity component, the targeted blend is an equal weighting of Underlying Portfolios that invest in growth and value style stocks (50% each), with approximately 70% of each equity style invested in Underlying Portfolios that invest in US companies and the remaining 30% in Underlying Portfolios that invest in non-US companies. The Adviser will allow the relative weightings of the Strategy’s investments in equity and debt, growth and value, and in US and non-US company Underlying Portfolios to change in response to market conditions, but ordinarily only by +/-5% of the Strategy’s net assets. Beyond those ranges, the Adviser will rebalance the Strategy toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment style are compelling, the range may expand to 10% of the Strategy’s net assets. The Strategy’s targeted blend may change from time to time without notice to shareholders based on the Adviser’s assessment of market conditions. All fixed-income securities of the Underlying Portfolios in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Underlying Portfolios falls below investment grade, the Strategy will not be obligated to dispose of its investment in such Underlying Portfolio and may continue to hold such investment if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Investment Results

The tables on pages 8–10 show performance for each Strategy compared to its respective balanced benchmark for the six- and 12-month periods ended February 28, 2010. Each Strategy’s balanced benchmark is as follows: AllianceBernstein Wealth Appreciation Strategy, 70% Standard & Poor’s (S&P) 500 Stock Index and 30% Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; AllianceBernstein Balanced Wealth Strategy, 60% S&P 500 Stock Index and 40% Barclays Capital US Aggregate Index; and AllianceBernstein Conservative Wealth

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	3

Strategy, 30% S&P 500 Stock Index and 70% Barclays Capital US Aggregate Index. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18–19.

The Strategies’ Class A shares without sales charges outperformed their respective benchmarks for the six- and 12-month periods ended February 28, 2010. All Underlying Portfolios had positive absolute performance during both time periods, and the majority outperformed their respective benchmarks for both periods. The fixed-income and Small-Mid Cap Value Underlying Portfolios were key contributors to relative performance for both periods, while the International Growth Underlying Portfolio was the chief contributor to returns for the six-month period.

For the six-month period ended February 28, 2010, the Small-Mid Cap Value, Small-Mid Cap Growth and High-Yield Underlying Portfolios posted double-digit absolute returns. The Intermediate Duration Bond and Short Duration Bond, International Growth and Small-Mid Cap Value Underlying Portfolios were leading contributors to relative performance for the reporting period. Overweights in investment-grade corporates and commercial-mortgage backed securities (CMBS) drove the premium within Intermediate Duration Bond, while strong security selection contributed the most to the International Growth and Small-Mid Cap Value Underlying Portfolios.

For the 12-month period ended February 28, 2010, the Small-Mid Cap Value and Global REIT Underlying Portfolios were the top performers. However, relative performance was driven by a number of Underlying Portfolios: Intermediate Duration Bond, Small-Mid Cap Value, International Value and High-Yield. Intermediate Duration Bond and Small-Mid Cap Value contributed the most for the 12-month period due to overweights within investment-grade credit and CMBS within Intermediate Duration Bond and broad-based strength in stock selection within Small-Mid Cap Value.

Market Review and Investment Strategy

Stocks rebounded strongly from their March 2009 lows as the global economy regained its footing and investors began looking toward future profits. Nongovernment debt also soared and outperformed government bonds as credit conditions improved. The global economic recovery broadened in late 2009, as evidence emerged that the US and the euro area had returned to positive growth. However, at the start of 2010, markets moderately retreated from their steady climb; expectations of increased financial regulation, China’s move to rein in bank lending and fiscal concerns in Greece and other European countries all served to create uncertainty for the markets.

Despite these concerns, the global economic backdrop has improved, and the Strategies continue to be diversified across a broad set of return opportunities. The growth components are

4	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

focused on finding firms with sound growth characteristics, while the value components currently have significant exposure to many attractively valued, cyclically sensitive companies. The bond components maintain an overweight in investment-grade corporates and a more modest overweight in CMBS. The yield advantage of corporates over Treasuries remains attractive despite a recent narrowing. As always, the Multi-Asset Solutions Team remains focused on achieving the Strategies’ long-term objectives: combining low correlation asset classes, blending growth and value investment styles, globalizing their holdings and ensuring the Strategies are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	5

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategies have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategies’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index, the unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged Barclays Capital US Aggregate Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategies.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Strategies allocate their investments among multiple asset classes which will include US and foreign securities. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will include both equity and fixed-income securities. Price fluctuation in the Underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Strategies are not guaranteed because of fluctuation in the net asset value of

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the underlying fixed-income related investments. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Within each of these, the Strategies will also allocate their investments in different types of securities, such as growth and value stocks and real estate investment trusts. AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Conservative Wealth Strategy will also allocate their investments to corporate and US government bonds. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. Each of the Strategies can invest in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies.

Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Strategy’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The risks associated with an investment in the Strategies are more fully discussed in the prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	7

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Wealth Appreciation Strategy
Class A	7.59%	58.58%

Class B*	7.25%	57.39%

Class C	7.24%	57.54%

Advisor Class**	7.76%	59.15%

Class R**	7.44%	58.24%

Class K**	7.63%	58.63%

Class I**	7.81%	59.22%

70% S&P 500 Stock Index/30% MSCI EAFE Index	6.70%	54.04%

S&P 500 Stock Index	9.32%	53.62%

MSCI EAFE Index	0.72%	54.58%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Balanced Wealth Strategy
Class A	7.70%	47.93%

Class B*	7.24%	46.86%

Class C	7.23%	46.79%

Advisor Class**	7.84%	48.36%

Class R**	7.53%	47.43%

Class K**	7.70%	47.77%

Class I**	7.86%	48.50%

60% S&P 500 Stock Index/40% Barclays Capital US Aggregate Index	6.93%	34.50%

S&P 500 Stock Index	9.32%	53.62%

Barclays Capital US Aggregate Index	3.19%	9.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	9

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein Conservative Wealth Strategy
Class A	5.37%	28.44%

Class B*	5.09%	27.68%

Class C	5.00%	27.56%

Advisor Class**	5.62%	28.90%

Class R**	5.27%	28.15%

Class K**	5.34%	28.47%

Class I**	5.51%	28.94%

30% S&P 500 Stock Index/70% Barclays Capital US Aggregate Index	5.08%	21.41%

S&P 500 Stock Index	9.32%	53.62%

Barclays Capital US Aggregate Index	3.19%	9.32%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2010	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	8.83%	59.48%

Russell 1000 Value Index	8.52%	56.50%

AllianceBernstein US Large Cap Growth Portfolio	8.09%	48.66%

Russell 1000 Growth Index	11.32%	54.19%

AllianceBernstein Global Real Estate Investment Portfolio	7.43%	80.15%

FTSE EPRA/NAREIT Developed RE Index	7.11%	84.55%

AllianceBernstein International Value Portfolio	1.02%	63.95%

MSCI EAFE Index (net)	0.72%	54.58%

AllianceBernstein International Growth Portfolio	6.58%	46.30%

MSCI EAFE Index (net)	0.72%	54.58%

MSCI EAFE Growth Index (net)	3.89%	49.44%

AllianceBernstein Small-Mid Cap Value Portfolio	19.11%	88.87%

Russell 2500 Value Index	12.31%	69.33%

AllianceBernstein Small-Mid Cap Growth Portfolio	12.69%	65.89%

Russell 2500 Growth Index	13.34%	66.26%

AllianceBernstein Short Duration Bond Portfolio	3.85%	9.24%

BofA Merrill Lynch 1-3 Year Treasury Index	1.23%	2.19%

AllianceBernstein Intermediate Duration Bond Portfolio	5.65%	19.96%

Barclays Capital US Aggregate Index	3.19%	9.32%

AllianceBernstein Inflation-Protected Securities Portfolio	5.22%	12.12%

Barclays Capital 1-10 Year TIPS Index	4.76%	11.54%

AllianceBernstein High-Yield Portfolio	18.63%	64.52%

Barclays Capital US High Yield 2% Issuer Cap Index	13.86%	55.20%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†The Underlying Portfolios do not contain sales charges or management fees.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	11

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	58.58%	51.79%
5 Years	0.36%	-0.51%
Since Inception*	3.47%	2.78%

Class B Shares
1 Year	57.39%	53.39%
5 Years	-0.37%	-0.37%
Since Inception*	2.71%	2.71%

Class C Shares
1 Year	57.54%	56.54%
5 Years	-0.35%	-0.35%
Since Inception*	2.73%	2.73%

Advisor Class Shares†
1 Year	59.15%	59.15%
5 Years	0.66%	0.66%
Since Inception*	3.75%	3.75%

Class R Shares†
1 Year	58.24%	58.24%
5 Years	0.02%	0.02%
Since Inception*	1.29%	1.29%

Class K Shares†
1 Year	58.63%	58.63%
Since Inception*	0.24%	0.24%

Class I Shares†
1 Year	59.22%	59.22%
Since Inception*	0.56%	0.56%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.18%, 1.93%, 1.90%, 0.88%, 1.49%, 1.18% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

WEALTH APPRECIATION STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	49.20%
5 Years	1.30%
Since Inception*	3.78%

Class B Shares
1 Year	50.62%
5 Years	1.47%
Since Inception*	3.71%

Class C Shares
1 Year	53.62%
5 Years	1.47%
Since Inception*	3.71%

Advisor Class Shares†
1 Year	56.07%
5 Years	2.50%
Since Inception*	4.75%

Class R Shares†
1 Year	55.10%
5 Years	1.84%
Since Inception*	2.36%

Class K Shares†
1 Year	55.78%
5 Years	2.19%
Since Inception*	1.56%

Class I Shares†
1 Year	56.13%
5 Years	2.52%
Since Inception*	1.87%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	13

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	47.93%	41.72%
5 Years	2.55%	1.67%
Since Inception*	4.62%	3.93%

Class B Shares
1 Year	46.86%	42.86%
5 Years	1.82%	1.82%
Since Inception*	3.87%	3.87%

Class C Shares
1 Year	46.79%	45.79%
5 Years	1.82%	1.82%
Since Inception*	3.88%	3.88%

Advisor Class Shares†
1 Year	48.36%	48.36%
5 Years	2.86%	2.86%
Since Inception*	4.94%	4.94%

Class R Shares†
1 Year	47.43%	47.43%
5 Years	2.20%	2.20%
Since Inception*	2.95%	2.95%

Class K Shares†
1 Year	47.77%	47.77%
Since Inception*	2.45%	2.45%

Class I Shares†
1 Year	48.50%	48.50%
Since Inception*	2.79%	2.79%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.05%, 1.78%, 1.76%, 0.75%, 1.37%, 1.07% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

BALANCED WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	39.41%
5 Years	3.06%
Since Inception*	4.62%

Class B Shares
1 Year	40.35%
5 Years	3.21%
Since Inception*	4.54%

Class C Shares
1 Year	43.61%
5 Years	3.22%
Since Inception*	4.57%

Advisor Class Shares†
1 Year	45.99%
5 Years	4.29%
Since Inception*	5.63%

Class R Shares†
1 Year	45.03%
5 Years	3.59%
Since Inception*	3.69%

Class K Shares†
1 Year	45.46%
5 Years	3.90%
Since Inception*	3.34%

Class I Shares†
1 Year	45.98%
5 Years	4.25%
Since Inception*	3.70%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	15

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	28.44%	22.93%
5 Years	2.99%	2.09%
Since Inception*	4.16%	3.48%

Class B Shares
1 Year	27.68%	23.68%
5 Years	2.26%	2.26%
Since Inception*	3.44%	3.44%

Class C Shares
1 Year	27.56%	26.56%
5 Years	2.26%	2.26%
Since Inception*	3.43%	3.43%

Advisor Class Shares†
1 Year	28.90%	28.90%
5 Years	3.31%	3.31%
Since Inception*	4.47%	4.47%

Class R Shares†
1 Year	28.15%	28.15%
5 Years	2.64%	2.64%
Since Inception*	3.01%	3.01%

Class K Shares†
1 Year	28.47%	28.47%
Since Inception*	2.94%	2.94%

Class I Shares†
1 Year	28.94%	28.94%
Since Inception*	3.24%	3.24%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.04%, 1.77%, 1.75%, 0.74%, 1.39%, 1.09% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

CONSERVATIVE WEALTH STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
SEC Returns

Class A Shares
1 Year	21.08%
5 Years	2.86%
Since Inception*	3.80%

Class B Shares
1 Year	21.62%
5 Years	3.01%
Since Inception*	3.75%

Class C Shares
1 Year	24.62%
5 Years	3.03%
Since Inception*	3.75%

Advisor Class Shares†
1 Year	26.84%
5 Years	4.06%
Since Inception*	4.78%

Class R Shares†
1 Year	26.05%
5 Years	3.41%
Since Inception*	3.36%

Class K Shares†
1 Year	26.36%
5 Years	3.74%
Since Inception*	3.36%

Class I Shares†
1 Year	26.87%
5 Years	4.03%
Since Inception*	3.67%

*	Inception Dates: 9/2/03 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	17

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF FEBRUARY 28, 2010
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	59.48%
Since Inception*	-1.47%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	48.66%
Since Inception*	1.68%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	80.15%
Since Inception*	2.47%

AllianceBernstein International Value Portfolio
1 Year	63.95%
Since Inception*	2.17%

AllianceBernstein International Growth Portfolio
1 Year	46.30%
Since Inception*	1.10%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	88.87%
Since Inception*	4.57%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	65.89%
Since Inception*	5.68%

AllianceBernstein Short Duration Bond Portfolio
1 Year	9.24%
Since Inception*	3.20%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	19.96%
Since Inception*	5.76%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	12.12%
Since Inception*	5.00%

AllianceBernstein High-Yield Portfolio
1 Year	64.52%
Since Inception*	7.73%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

See Historical Performance disclosures on pages 6-7.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	54.54%
Since Inception*	-0.10%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	45.32%
Since Inception*	2.86%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	76.68%
Since Inception*	3.74%

AllianceBernstein International Value Portfolio
1 Year	62.38%
Since Inception*	3.74%

AllianceBernstein International Growth Portfolio
1 Year	48.07%
Since Inception*	2.45%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	85.08%
Since Inception*	6.35%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	60.99%
Since Inception*	7.24%

AllianceBernstein Short Duration Bond Portfolio
1 Year	8.87%
Since Inception*	3.17%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	17.88%
Since Inception*	5.72%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	6.96%
Since Inception*	4.89%

AllianceBernstein High-Yield Portfolio
1 Year	66.00%
Since Inception*	8.45%

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^	Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

*	Inception dates: 5/20/05 for all Portfolios.

See Historical Performance disclosures on pages 6-7.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	19

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Wealth Appreciation Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,075.88	$5.71	1.11%
Hypothetical**	$1,000	$1,019.29	$5.56	1.11%
Class B
Actual	$1,000	$1,072.47	$9.51	1.85%
Hypothetical**	$1,000	$1,015.62	$9.25	1.85%
Class C
Actual	$1,000	$1,072.40	$9.35	1.82%
Hypothetical**	$1,000	$1,015.77	$9.10	1.82%
Advisor Class
Actual	$1,000	$1,077.57	$4.17	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class R
Actual	$1,000	$1,074.40	$7.36	1.43%
Hypothetical**	$1,000	$1,017.70	$7.15	1.43%
Class K
Actual	$1,000	$1,076.34	$5.77	1.12%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%
Class I
Actual	$1,000	$1,078.12	$4.07	0.79%
Hypothetical**	$1,000	$1,020.88	$3.96	0.79%

Balanced Wealth Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,077.00	$5.10	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%
Class B
Actual	$1,000	$1,072.39	$8.84	1.72%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%
Class C
Actual	$1,000	$1,072.31	$8.73	1.70%
Hypothetical**	$1,000	$1,016.36	$8.50	1.70%
Advisor Class
Actual	$1,000	$1,078.39	$3.56	0.69%
Hypothetical**	$1,000	$1,021.37	$3.46	0.69%
Class R
Actual	$1,000	$1,075.26	$6.89	1.34%
Hypothetical**	$1,000	$1,018.15	$6.71	1.34%
Class K
Actual	$1,000	$1,077.00	$5.25	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class I
Actual	$1,000	$1,078.55	$3.45	0.67%
Hypothetical**	$1,000	$1,021.47	$3.36	0.67%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	21

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Conservative Wealth Strategy

	Beginning Account Value September 1, 2009	Ending Account Value February 28, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.66	$5.09	1.00%
Hypothetical**	$1,000	$1,019.84	$5.01	1.00%
Class B
Actual	$1,000	$1,050.95	$8.75	1.72%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%
Class C
Actual	$1,000	$1,049.96	$8.69	1.71%
Hypothetical**	$1,000	$1,016.31	$8.55	1.71%
Advisor Class
Actual	$1,000	$1,056.19	$3.57	0.70%
Hypothetical**	$1,000	$1,021.32	$3.51	0.70%
Class R
Actual	$1,000	$1,052.69	$6.87	1.35%
Hypothetical**	$1,000	$1,018.10	$6.76	1.35%
Class K
Actual	$1,000	$1,053.42	$5.30	1.04%
Hypothetical**	$1,000	$1,019.64	$5.21	1.04%
Class I
Actual	$1,000	$1,055.07	$3.62	0.71%
Hypothetical**	$1,000	$1,021.27	$3.56	0.71%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

22	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fund Expenses

WEALTH APPRECIATION STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,615.5

*	All data are as of February 28, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-172. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	23

Portfolio Summary

BALANCED WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,143.6

*	All data are as of February 28, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-172. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the Strategy’s total exposure to subprime investments was 0.25%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

24	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

CONSERVATIVE WEALTH STRATEGY

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $724.2

*	All data are as of February 28, 2010. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 70-172. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 11. Additional performance for the Underlying Portfolios may be found on pages 18-19.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the Strategy’s total exposure to subprime investments was 1.32%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	25

Portfolio Summary

STATEMENT OF NET ASSETS

February 28, 2010 (unaudited)

Wealth Appreciation Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Value (shares of 50,366,643)	$390,845,149
AllianceBernstein U.S. Large Cap Growth (shares of 39,305,328)	390,694,964
AllianceBernstein International Growth (shares of 25,174,747)	212,223,113
AllianceBernstein International Value (shares of 27,887,882)	210,553,508
AllianceBernstein Global Real Estate Investment (shares of 19,921,303)	162,557,835
AllianceBernstein Small-Mid Cap Growth (shares of 10,892,451)	124,827,486
AllianceBernstein Small-Mid Cap Value (shares of 12,984,570)	124,781,719

Total investments (cost $1,950,118,060)	1,616,483,774
Receivable for shares of beneficial interest sold	3,377,000
Receivable for investments sold	197,826

Total assets	1,620,058,600

Liabilities
Payable for shares of beneficial interest redeemed	2,945,130
Advisory fee payable	794,018
Distribution fee payable	456,539
Transfer Agent fee payable	68,721
Accrued expenses	296,004

Total liabilities	4,560,412

Net Assets	$1,615,498,188

Composition of Net Assets
Shares of beneficial interest, at par	$1,540
Additional paid-in capital	2,149,352,715
Undistributed net investment income	5,566,480
Accumulated net realized loss on investment transactions	(205,788,261)
Net unrealized depreciation on investments	(333,634,286)

$1,615,498,188

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$581,023,699	55,223,812	$10.52	*

B	$180,649,111	17,385,522	$10.39

C	$231,901,415	22,299,775	$10.40

Advisor	$571,249,044	54,248,286	$10.53

R	$18,938,347	1,826,665	$10.37

K	$20,163,430	1,929,378	$10.45

I	$11,573,142	1,102,215	$10.50

*	The maximum offering price per share for Class A shares was $10.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

26	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

Balanced Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 57,097,664)	$588,105,936
AllianceBernstein U.S. Large Cap Growth (shares of 33,761,996)	335,594,245
AllianceBernstein U.S. Value (shares of 43,240,030)	335,542,636
AllianceBernstein Global Real Estate Investment (shares of 26,677,496)	217,688,367
AllianceBernstein International Growth (shares of 21,160,941)	178,386,730
AllianceBernstein International Value (shares of 23,446,513)	177,021,170
AllianceBernstein High-Yield (shares of 15,382,051)	147,975,334
AllianceBernstein Small-Mid Cap Growth (shares of 7,257,479)	83,170,708
AllianceBernstein Small-Mid Cap Value (shares of 8,637,394)	83,005,358

Total investments (cost $2,394,861,522)	2,146,490,484
Receivable for shares of beneficial interest sold	4,919,288
Receivable for investments sold	484,680

Total assets	2,151,894,452

Liabilities
Payable for shares of beneficial interest redeemed	6,065,257
Distribution fee payable	936,999
Advisory fee payable	897,698
Transfer Agent fee payable	94,476
Dividends payable	159
Accrued expenses	347,156

Total liabilities	8,341,745

Net Assets	$2,143,552,707

Composition of Net Assets
Shares of beneficial interest, at par	$1,990
Additional paid-in capital	2,603,985,515
Distributions in excess of net investment income	(698,310)
Accumulated net realized loss on investment transactions	(211,365,450)
Net unrealized depreciation on investments	(248,371,038)

$2,143,552,707

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,107,324,929	102,604,189	$10.79	*
B	$401,878,014	37,451,358	$10.73
C	$474,535,988	44,163,563	$10.74
Advisor	$84,338,937	7,793,247	$10.82
R	$26,190,157	2,432,738	$10.77
K	$26,718,987	2,478,988	$10.78
I	$22,565,695	2,090,121	$10.80

*	The maximum offering price per share for Class A shares was $11.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	27

Statement of Net Assets

Conservative Wealth Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 19,454,992)	$200,386,420
AllianceBernstein Short Duration Bond (shares of 21,120,426)	200,010,432
AllianceBernstein Inflation Protected Securities (shares of 7,130,485)	73,443,991
AllianceBernstein Global Real Estate Investment (shares of 8,863,779)	72,328,440
AllianceBernstein U.S. Value (shares of 7,047,561)	54,689,075
AllianceBernstein U.S. Large Cap Growth (shares of 5,410,371)	53,779,083
AllianceBernstein International Growth (shares of 3,071,398)	25,891,887
AllianceBernstein International Value (shares of 3,415,071)	25,783,785
AllianceBernstein Small-Mid Cap Value (shares of 987,263)	9,487,596
AllianceBernstein Small-Mid Cap Growth (shares of 820,840)	9,406,827

Total investments (cost $734,240,785)	725,207,536
Receivable for investments sold	2,653,158
Receivable for shares of beneficial interest sold	959,159

Total assets	728,819,853

Liabilities
Payable for shares of beneficial interest redeemed	3,807,758
Distribution fee payable	331,382
Advisory fee payable	305,519
Transfer Agent fee payable	27,524
Accrued expenses	151,070

Total liabilities	4,623,253

Net Assets	$724,196,600

Composition of Net Assets
Shares of beneficial interest, at par	$687
Additional paid-in capital	803,830,041
Distributions in excess of net investment income	(332,163)
Accumulated net realized loss on investment transactions	(70,268,716)
Net unrealized depreciation on investments	(9,033,249)

$724,196,600

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$359,498,145	34,031,625	$10.56	*

B	$133,400,553	12,697,470	$10.51

C	$182,472,282	17,370,955	$10.50

Advisor	$25,632,826	2,422,927	$10.58

R	$15,104,772	1,427,486	$10.58

K	$4,997,439	473,582	$10.55

I	$3,090,583	292,636	$10.56

*	The maximum offering price per share for Class A shares was $11.03 which reflects a sales charge of 4.25%.

See notes to financial statements.

28	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Net Assets

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (unaudited)

	Wealth Appreciation Strategy	Balanced Wealth Strategy	Conservative Wealth Strategy
Investment Income
Income distributions from Underlying Portfolios	$16,112,051	$35,601,461	$11,440,454

Expenses
Advisory fee (see Note B)	5,296,898	5,960,580	2,013,802
Distribution fee - Class A	886,666	1,676,959	540,986
Distribution fee - Class B	939,519	2,058,682	684,283
Distribution fee - Class C	1,196,693	2,413,049	922,159
Distribution fee - Class R	45,134	60,517	36,314
Distribution fee - Class K	22,914	28,647	6,101
Transfer agency - Class A	348,469	587,316	163,141
Transfer agency - Class B	149,039	275,176	78,541
Transfer agency - Class C	160,174	276,580	90,020
Transfer agency - Advisor Class	331,330	43,684	12,604
Transfer agency - Class R	21,981	30,478	17,666
Transfer agency - Class K	16,227	20,731	4,288
Transfer agency - Class I	7,025	10,501	1,551
Printing	157,404	164,545	45,093
Registration fees	42,325	90,192	64,255
Custodian	29,684	29,171	29,955
Trustees’ fees	25,032	25,958	25,140
Legal	20,602	22,601	21,942
Audit	17,832	18,521	17,967
Miscellaneous	24,881	33,046	12,653

Total expenses	9,739,829	13,826,934	4,788,461

Net investment income	6,372,222	21,774,527	6,651,993

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of Underlying Portfolio shares	(52,142,408)	(59,506,461)	(15,166,347)
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	164,226,563	194,403,839	46,365,339

Net gain on investment transactions	112,084,155	134,897,378	31,198,992

Net Increase in Net Assets from Operations	$118,456,377	$156,671,905	$37,850,985

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Wealth Appreciation Strategy
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,372,222	$16,333,248
Net realized loss on sale of Underlying Portfolio shares	(52,142,408)	(168,467,797)
Net realized gain distributions from Underlying Portfolios	– 0	–	18,808,116
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	164,226,563	(303,789,113)

Net increase (decrease) in net assets from operations	118,456,377	(437,115,546)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,713,772)	(4,026,873)
Class B	(811,103)	– 0	–
Class C	(1,030,668)	– 0	–
Advisor Class	(7,754,205)	(4,902,517)
Class R	(183,524)	(55,482)
Class K	(226,703)	(83,304)
Class I	(201,962)	(155,098)
Net realized gain on investment transactions
Class A	– 0	–	(36,471,978)
Class B	– 0	–	(12,977,468)
Class C	– 0	–	(16,612,607)
Advisor Class	– 0	–	(26,565,777)
Class R	– 0	–	(837,519)
Class K	– 0	–	(694,934)
Class I	– 0	–	(799,449)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(52,044,748)	10,252,706

Total increase (decrease)	49,489,692	(531,045,846)
Net Assets
Beginning of period	1,566,008,496	2,097,054,342

End of period (including undistributed net investment income of $5,566,480 and $16,116,195, respectively)	$1,615,498,188	$1,566,008,496

See notes to financial statements.

30	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

	Balanced Wealth Strategy
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,774,527		$54,240,475
Net realized loss on sale of Underlying Portfolio shares	(59,506,461)		(160,850,081)
Net realized gain distributions from Underlying Portfolios	– 0	–	13,823,996
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	194,403,839		(249,698,725)

Net increase (decrease) in net assets from operations	156,671,905		(342,484,335)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(13,667,554)		(30,956,485)
Class B	(3,505,301)		(9,248,129)
Class C	(4,109,115)		(10,807,149)
Advisor Class	(1,101,000)		(2,674,918)
Class R	(249,768)		(546,555)
Class K	(260,118)		(385,607)
Class I	(369,692)		(861,604)
Net realized gain on investment transactions
Class A	– 0	–	(41,267,515)
Class B	– 0	–	(16,824,114)
Class C	– 0	–	(19,725,302)
Advisor Class	– 0	–	(3,096,491)
Class R	– 0	–	(743,402)
Class K	– 0	–	(428,466)
Class I	– 0	–	(880,024)
Transactions in Shares of Beneficial Interest
Net decrease	(92,881,800)		(252,267,216)

Total increase (decrease)	40,527,557		(733,197,312)
Net Assets
Beginning of period	2,103,025,150		2,836,222,462

End of period (including undistributed/(distributions in excess of) net investment income of ($698,310) and $789,711, respectively)	$2,143,552,707		$2,103,025,150

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	31

Statement of Changes in Net Assets

	Conservative Wealth Strategy
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,651,993		$21,354,570
Net realized loss on sale of Underlying Portfolio shares	(15,166,347)		(55,200,586)
Net realized gain distributions from Underlying Portfolios	– 0	–	1,947,744
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	46,365,339		(16,474,553)

Net increase (decrease) in net assets from operations	37,850,985		(48,372,825)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,261,116)		(11,766,333)
Class B	(1,095,690)		(3,882,646)
Class C	(1,473,601)		(5,003,860)
Advisor Class	(361,580)		(995,874)
Class R	(143,134)		(323,717)
Class K	(56,366)		(102,027)
Class I	(38,843)		(105,267)
Net realized gain on investment transactions
Class A	– 0	–	(7,776,390)
Class B	– 0	–	(3,365,290)
Class C	– 0	–	(4,286,264)
Advisor Class	– 0	–	(500,630)
Class R	– 0	–	(205,476)
Class K	– 0	–	(39,514)
Class I	– 0	–	(67,680)
Transactions in Shares of Beneficial Interest
Net decrease	(32,368,902)		(108,243,466)

Total decrease	(1,948,247)		(195,037,259)
Net Assets
Beginning of period	726,144,847		921,182,106

End of period (including undistributed/(distributions in excess of) net investment income of ($332,163) and $446,174, respectively)	$724,196,600		$726,144,847

See notes to financial statements.

32	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2010 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Portfolios (the “Trust”) was organized as a Massachusetts Business Trust on March 26, 1987 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of seven series: the AllianceBernstein Growth Fund, the Wealth Appreciation Strategy, the Balanced Wealth Strategy, the Conservative Wealth Strategy (until December 31, 2009, known as Wealth Preservation Strategy), the Tax-Managed Wealth Appreciation Strategy, the Tax-Managed Balanced Wealth Strategy and the Tax-Managed Conservative Wealth Strategy (until December 31, 2009, known as Tax-Managed Wealth Preservation Strategy). Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Wealth Appreciation Strategy, the Balanced Wealth Strategy and the Conservative Wealth Strategy (the “Strategies”). The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	33

Notes to Financial Statements

financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of February 28, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Wealth Appreciation Strategy
Investment Companies	$1,616,483,774	$—	$—	$1,616,483,774

Balanced Wealth Strategy
Investment Companies	$2,146,490,484	$—	$—	$2,146,490,484

Conservative Wealth Strategy
Investment Companies	$725,207,536	$—	$—	$725,207,536

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment

34	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Strategy in proportion to each Strategy’s respective net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
Wealth Appreciation	.65%	.55%	.50%
Balanced Wealth	.55%	.45%	.40%
Conservative Wealth	.55%	.45%	.40%

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	35

Notes to Financial Statements

Such fees are accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows (the “Expense Caps”):

Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
Wealth Appreciation	1.50%	2.20%	2.20%	1.20%	1.70%	1.45%	1.20%
Balanced Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%
Conservative Wealth	1.20%	1.90%	1.90%	.90%	1.40%	1.15%	.90%

The Expense Caps expired on January 1, 2009.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $560,081, $586,541 and $166,765 for the Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy, respectively, for the six months ended February 28, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the six months ended February 28, 2010 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
Wealth Appreciation	$50,002	$2,495	$99,949	$12,618
Balanced Wealth	174,062	2,145	237,394	10,571
Conservative Wealth	63,376	1,825	89,788	6,198

NOTE C

Distribution Plans

The Strategies have adopted a Plan for each class of shares of the Strategies pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan” and collectively the “Plans”). Under the Plans, the Strategies pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each Strategies’ average daily net assets attributable to Class A shares, 1% of the

36	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

Strategies’ average daily net assets attributable to both Class B and Class C shares, .50% of the Strategies’ average daily net assets attributable to Class R shares and .25% of the Strategies’ average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of each Strategies’ average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Strategies are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Strategies’ shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Strategies to the Distributor with respect to the relevant class. The Plans also provide that the Adviser may use its own resources to finance the distribution of each Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the six months ended February 28, 2010 were as follows:

Strategy	Purchases	Sales
Wealth Appreciation	$32,090,872	$95,964,354
Balanced Wealth	62,044,049	156,618,120
Conservative Wealth	17,174,025	50,435,854

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized				Net Unrealized (Depreciation)
Strategy	Appreciation			(Depreciation)
Wealth Appreciation	$	– 0	–	$(333,634,286)	$(333,634,286)
Balanced Wealth		33,599,827		(281,970,865)	(248,371,038)
Conservative Wealth		14,694,049		(23,727,298)	(9,033,249)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	37

Notes to Financial Statements

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	3,826,016	10,955,098	$40,403,929	$95,786,546

Shares issued in reinvestment of dividends and distributions	599,087	4,822,762	6,275,312	38,871,470

Shares converted from Class B	299,840	853,001	3,126,384	7,376,021

Shares redeemed	(7,099,236)	(20,764,250)	(74,632,399)	(180,499,075)

Net decrease	(2,374,293)	(4,133,389)	$(24,826,774)	$(38,465,038)

Class B
Shares sold	297,998	1,392,596	$3,104,390	$12,171,153

Shares issued in reinvestment of dividends and distributions	74,696	1,557,736	774,604	12,415,157

Shares converted to Class A	(304,280)	(865,024)	(3,126,384)	(7,376,021)

Shares redeemed	(1,660,060)	(5,227,758)	(17,287,369)	(44,820,864)

Net decrease	(1,591,646)	(3,142,450)	$(16,534,759)	$(27,610,575)

38	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Wealth Appreciation Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class C
Shares sold	1,093,684	3,401,151	$11,385,867	$29,495,448

Shares issued in reinvestment of dividends and distributions	91,832	1,948,917	952,283	15,552,356

Shares redeemed	(3,216,164)	(9,745,934)	(33,463,534)	(83,069,985)

Net decrease	(2,030,648)	(4,395,866)	$(21,125,384)	$(38,022,181)

Advisor Class
Shares sold	8,176,769	26,889,248	$86,545,190	$227,023,683

Shares issued in reinvestment of dividends and distributions	467,722	3,645,876	4,901,704	29,385,759

Shares redeemed	(7,864,031)	(18,143,322)	(83,441,919)	(149,945,328)

Net increase	780,460	12,391,802	$8,004,975	$106,464,114

Class R
Shares sold	274,210	822,146	$2,851,836	$6,630,339

Shares issued in reinvestment of dividends and distributions	17,766	112,186	183,523	892,998

Shares redeemed	(139,735)	(525,248)	(1,457,396)	(4,304,122)

Net increase	152,241	409,084	$1,577,963	$3,219,215

Class K
Shares sold	422,164	704,793	$4,382,345	$5,870,055

Shares issued in reinvestment of dividends and distributions	21,777	97,157	226,702	778,235

Shares redeemed	(192,183)	(279,906)	(1,932,233)	(2,342,424)

Net increase	251,758	522,044	$2,676,814	$4,305,866

Class I
Shares sold	868,232	250,438	$9,428,429	$2,310,666

Shares issued in reinvestment of dividends and distributions	19,326	118,873	201,962	954,547

Shares redeemed	(1,059,244)	(364,900)	(11,447,974)	(2,903,908)

Net increase (decrease)	(171,686)	4,411	$(1,817,583)	$361,305

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	39

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	10,008,846	20,583,419	$107,384,700	$185,980,367

Shares issued in reinvestment of dividends and distributions	1,205,379	8,001,065	12,955,749	69,059,406

Shares converted from Class B	348,398	1,220,950	3,716,157	10,988,521

Shares redeemed	(14,295,174)	(41,075,909)	(152,880,798)	(367,193,818)

Net decrease	(2,732,551)	(11,270,475)	$(28,824,192)	$(101,165,524)

Class B
Shares sold	554,498	3,077,323	$5,931,459	$28,163,979

Shares issued in reinvestment of dividends and distributions	311,066	2,924,814	3,330,248	24,954,514

Shares converted to Class A	(350,090)	(1,227,153)	(3,716,157)	(10,988,521)

Shares redeemed	(3,244,183)	(12,327,745)	(34,639,426)	(109,671,689)

Net decrease	(2,728,709)	(7,552,761)	$(29,093,876)	$(67,541,717)

Class C
Shares sold	2,735,267	6,660,322	$29,227,555	$60,158,728

Shares issued in reinvestment of dividends and distributions	348,966	3,311,762	3,739,588	28,303,468

Shares redeemed	(5,691,706)	(20,296,331)	(60,839,576)	(180,268,138)

Net decrease	(2,607,473)	(10,324,247)	$(27,872,433)	$(91,805,942)

Advisor Class
Shares sold	2,849,991	4,012,201	$30,375,445	$36,154,257

Shares issued in reinvestment of dividends and distributions	92,396	607,442	993,956	5,284,131

Shares redeemed	(3,547,660)	(5,616,959)	(38,218,709)	(48,554,898)

Net decrease	(605,273)	(997,316)	$(6,849,308)	$(7,116,510)

40	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Balanced Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class R
Shares sold	369,277	1,330,664	$3,967,572	$11,604,759

Shares issued in reinvestment of dividends and distributions	23,271	150,793	249,768	1,289,887

Shares redeemed	(198,939)	(1,000,706)	(2,117,762)	(8,723,571)

Net increase	193,609	480,751	$2,099,578	$4,171,075

Class K
Shares sold	1,012,050	991,393	$10,796,603	$8,799,596

Shares issued in reinvestment of dividends and distributions	24,215	94,834	260,103	814,048

Shares redeemed	(231,022)	(588,673)	(2,452,134)	(5,083,921)

Net increase	805,243	497,554	$8,604,572	$4,529,723

Class I
Shares sold	644,155	1,699,723	$6,988,060	$14,513,287

Shares issued in reinvestment of dividends and distributions	34,298	201,016	367,582	1,730,664

Shares redeemed	(1,715,573)	(1,111,241)	(18,301,783)	(9,582,272)

Net increase (decrease)	(1,037,120)	789,498	$(10,946,141)	$6,661,679

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class A
Shares sold	3,922,921	10,405,508	$41,222,988	$97,853,315

Shares issued in reinvestment of dividends and distributions	375,618	1,971,383	3,941,211	18,083,639

Shares converted from Class B	98,497	327,385	1,029,596	3,041,037

Shares redeemed	(5,360,788)	(17,780,104)	(56,253,130)	(167,322,908)

Net decrease	(963,752)	(5,075,828)	$(10,059,335)	$(48,344,917)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	41

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class B
Shares sold	242,199	2,193,178	$2,519,398	$20,834,571

Shares issued in reinvestment of dividends and distributions	97,943	749,136	1,024,226	6,806,161

Shares converted to Class A	(98,950)	(325,768)	(1,029,596)	(3,041,037)

Shares redeemed	(1,245,340)	(5,691,348)	(13,004,399)	(52,917,867)

Net decrease	(1,004,148)	(3,074,802)	$(10,490,371)	$(28,318,172)

Class C
Shares sold	1,347,899	4,234,938	$14,077,124	$39,460,350

Shares issued in reinvestment of dividends and distributions	125,822	925,054	1,314,846	8,408,683

Shares redeemed	(2,315,344)	(9,275,710)	(24,181,978)	(86,838,367)

Net decrease	(841,623)	(4,115,718)	$(8,790,008)	$(38,969,334)

Advisor Class
Shares sold	465,037	1,527,742	$4,907,533	$14,167,155

Shares issued in reinvestment of dividends and distributions	30,772	147,472	322,994	1,353,408

Shares redeemed	(974,323)	(1,539,773)	(10,329,284)	(14,242,971)

Net increase (decrease)	(478,514)	135,441	$(5,098,757)	$1,277,592

Class R
Shares sold	311,272	686,269	$3,236,762	$6,172,276

Shares issued in reinvestment of dividends and distributions	13,610	58,016	143,134	529,185

Shares redeemed	(153,558)	(392,122)	(1,620,672)	(3,630,900)

Net increase	171,324	352,163	$1,759,224	$3,070,561

Class K
Shares sold	38,480	738,797	$405,907	$6,946,337

Shares issued in reinvestment of dividends and distributions	5,145	15,455	53,943	141,539

Shares redeemed	(37,168)	(448,819)	(393,478)	(4,118,404)

Net increase	6,457	305,433	$66,372	$2,969,472

42	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

	Conservative Wealth Strategy
	Shares		Amount
	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Class I
Shares sold	131,466	89,299	$1,388,609	$887,654

Shares issued in reinvestment of dividends and distributions	3,706	18,922	38,843	172,946

Shares redeemed	(111,734)	(108,724)	(1,183,479)	(989,268)

Net increase (decrease)	23,438	(503)	$243,973	$71,332

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	43

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the six months ended February 28, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2009 and August 31, 2008 were as follows:

Wealth Appreciation Strategy	2009	2008
Distributions paid from:
Ordinary income	$9,377,202	$40,742,422
Long-term capital gains	94,805,803	40,656,993

Total taxable distributions	104,183,005	81,399,415

Total distributions paid	$104,183,005	$81,399,415

Balanced Wealth Strategy	2009	2008
Distributions paid from:
Ordinary income	$55,602,794	$101,865,846
Long-term capital gains	82,842,966	34,002,769

Total taxable distributions	138,445,760	135,868,615

Total distributions paid	$138,445,760	$135,868,615

Conservative Wealth Strategy	2009	2008
Distributions paid from:
Ordinary income	$22,265,667	$33,136,957
Long-term capital gains	16,155,301	7,350,963

Total taxable distributions	38,420,968	40,487,920

Total distributions paid	$38,420,968	$40,487,920

44	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

As of August 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)(b)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
Wealth Appreciation	$16,116,195	$0	$(94,141,976)	$(577,364,726)	$(655,390,507)
Balanced Wealth	789,711	0	(128,793,860)	(465,840,006)	(593,844,155)
Conservative Wealth	446,174	0	(47,745,189)	(62,755,768)	(110,054,783)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

On August 31, 2009, Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies had capital loss carryovers for federal income tax purposes of $21,540,462, $10,504,401, and $5,315,809, respectively, of which $21,540,462, $10,504,401, and $5,315,809, respectively, expires in the year 2017. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. Wealth Appreciation, Balanced Wealth, and Conservative Wealth Strategies elect to defer $72,601,514, $118,289,459, and $42,429,380, respectively, of capital losses that are deemed to arise in the next taxable year.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	45

Notes to Financial Statements

Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

46	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class A
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.89		$ 13.38	$ 16.32	$ 14.39	$ 12.74		$ 10.91

Income From Investment Operations
Net investment income(a)	.05		.12	.36	.27	.06		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(2.91)	(2.70)	2.00	1.67		1.88

Net increase (decrease) in net asset value from operations	.75		(2.79)	(2.34)	2.27	1.73		1.92

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.07)	(.32)	(.30)	(.05)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.12)		(.70)	(.60)	(.34)	(.08)		(.09)

Net asset value, end of period	$ 10.52		$ 9.89	$ 13.38	$ 16.32	$ 14.39		$ 12.74

Total Return
Total investment return based on net asset value(c)	7.59%		(19.63)%	(14.86)%	15.88%	13.64%		17.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$581,024		$569,413	$825,949	$906,379	$526,745		$261,218
Ratio to average net assets of:
Expenses(d)	1.11	%(e)	1.14%	1.08%	1.07%	1.13	%(f)	1.33%
Net investment income	.88	%(e)	1.33%	2.39%	1.68%	.41	%(f)	.35	%(b)
Portfolio turnover rate	2%		9%	4%	5%	1%		32%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	47

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class B
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.73	$ 13.17	$ 16.08	$ 14.21	$ 12.62	$ 10.84

Income From Investment Operations
Net investment income (loss)(a)	.01	.05	.25	.17	(.04)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	(2.86)	(2.67)	1.95	1.66	1.86

Net increase (decrease) in net asset value from operations	.71	(2.81)	(2.42)	2.12	1.62	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	(.21)	(.21)	– 0	–	(.02)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)	(.02)

Total dividends and distributions	(.05)	(.63)	(.49)	(.25)	(.03)	(.04)

Net asset value, end of period	$ 10.39	$ 9.73	$ 13.17	$ 16.08	$ 14.21	$ 12.62

Total Return
Total investment return based on net asset value(c)	7.25%	(20.24)%	(15.49)%	15.02%	12.85%	16.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180,649	$184,655	$291,413	$365,429	$261,738	$156,524
Ratio to average net assets of:
Expenses(d)	1.85	%(e)	1.89%	1.80%	1.79%	1.85	%(f)	2.04%
Net investment income (loss)	.15	%(e)	.60%	1.70%	1.05%	(.32	)%(f)	(.33	)%(b)
Portfolio turnover rate	2%	9%	4%	5%	1%	32%
See footnote summary on page 68.

48	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Wealth Appreciation Strategy
Class C
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.74	$ 13.18	$ 16.08	$ 14.21	$ 12.62	$ 10.84

Income From Investment Operations
Net investment income (loss)(a)	.01	.05	.25	.15	(.04)	(.04	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70	(2.86)	(2.66)	1.97	1.66	1.86

Net increase (decrease) in net asset value from operations	.71	(2.81)	(2.41)	2.12	1.62	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.05)	– 0	–	(.21)	(.21)	– 0	–	(.02)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)	(.02)

Total dividends and distributions	(.05)	(.63)	(.49)	(.25)	(.03)	(.04)

Net asset value, end of period	$ 10.40	$ 9.74	$ 13.18	$ 16.08	$ 14.21	$ 12.62

Total Return
Total investment return based on net asset value(c)	7.24%	(20.23)%	(15.43)%	15.02%	12.85%	16.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,902	$236,908	$378,541	$440,098	$244,732	$114,591
Ratio to average net assets of:
Expenses(d)	1.82	%(e)	1.86%	1.79%	1.77%	1.83	%(f)	2.03%
Net investment income (loss)	.18	%(e)	.63%	1.70%	.96%	(.30	)%(f)	(.32	)%(b)
Portfolio turnover rate	2%	9%	4%	5%	1%	32%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	49

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Advisor Class
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.91		$ 13.44	$ 16.39	$ 14.44	$ 12.77		$ 10.92

Income From Investment Operations
Net investment income(a)	.06		.13	.38	.32	.09		.08	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(2.91)	(2.69)	2.00	1.69		1.88

Net increase (decrease) in net asset value from operations	.77		(2.78)	(2.31)	2.32	1.78		1.96

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.12)	(.36)	(.33)	(.08)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.15)		(.75)	(.64)	(.37)	(.11)		(.11)

Net asset value, end of period	$ 10.53		$ 9.91	$ 13.44	$ 16.39	$ 14.44		$ 12.77

Total Return
Total investment return based on net asset value(c)	7.76%		(19.39)%	(14.62)%	16.23%	13.99%		18.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$571,249		$529,636	$552,028	$477,616	$300,451		$106,973
Ratio to average net assets of:
Expenses(d)	.81	%(e)	.84%	.78%	.77%	.82	%(f)	1.02%
Net investment income	1.15	%(e)	1.54%	2.50%	2.00%	.67	%(f)	.66	%(b)
Portfolio turnover rate	2%		9%	4%	5%	1%		32%

See footnote summary on page 68.

50	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class R
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 9.75		$ 13.20	$ 16.13	$ 14.27	$ 12.69		$ 10.89

Income From Investment Operations
Net investment income (loss)(a)	.03		.08	.27	.20	(.04)		(.02	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(2.85)	(2.64)	1.99	1.71		1.91

Net increase (decrease) in net asset value from operations	.73		(2.77)	(2.37)	2.19	1.67		1.89

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.05)	(.28)	(.29)	(.06)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)		(.02)

Total dividends and distributions	(.11)		(.68)	(.56)	(.33)	(.09)		(.09)

Net asset value, end of period	$ 10.37		$ 9.75	$ 13.20	$ 16.13	$ 14.27		$ 12.69

Total Return
Total investment return based on net asset value(c)	7.44%		(19.86)%	(15.17)%	15.44%	13.20%		17.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,938		$16,317	$16,705	$12,568	$6,185		$117
Ratio to average net assets of:
Expenses(d)	1.43	%(e)	1.45%	1.43%	1.44%	1.46	%(f)	1.67%
Net investment income (loss)	.54	%(e)	.94%	1.84%	1.26%	(.33	)%(f)	(.17	)%(b)
Portfolio turnover rate	2%		9%	4%	5%	1%		32%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	51

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class K
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					March 1, 2005(g) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 9.83		$ 13.32	$ 16.25	$ 14.35	$ 12.74		$ 12.19

Income From Investment Operations
Net investment income(a)	.04		.11	.36	.27	.05		.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(2.89)	(2.70)	1.98	1.68		.54

Net increase (decrease) in net asset value from operations	.75		(2.78)	(2.34)	2.25	1.73		.55

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.08)	(.31)	(.31)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.13)		(.71)	(.59)	(.35)	(.12)		– 0	–

Net asset value, end of period	$ 10.45		$ 9.83	$ 13.32	$ 16.25	$ 14.35		$12.74

Total Return
Total investment return based on net asset value(c)	7.63%		(19.66)%	(14.89)%	15.80%	13.60%		4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,163		$16,494	$15,393	$15,478	$7,850		$10
Ratio to average net assets of:
Expenses(d)	1.12	%(e)	1.14%	1.07%	1.13%	1.15	%(f)	1.35	%(e)
Net investment income	.82	%(e)	1.23%	2.39%	1.67%	.38	%(f)	.24	%(e)
Portfolio turnover rate	2%		9%	4%	5%	1%		32%

See footnote summary on page 68.

52	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Wealth Appreciation Strategy
	Class I
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					March 1, 2005(g) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 9.88		$ 13.41	$ 16.34	$ 14.41	$ 12.75		$ 12.19

Income From Investment Operations
Net investment income(a)	.07		.14	.41	.34	.13		.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.70		(2.91)	(2.70)	1.96	1.65		.53

Net increase (decrease) in net asset value from operations	.77		(2.77)	(2.29)	2.30	1.78		.56

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.13)	(.36)	(.33)	(.09)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.63)	(.28)	(.04)	(.03)		– 0	–

Total dividends and distributions	(.15)		(.76)	(.64)	(.37)	(.12)		– 0	–

Net asset value, end of period	$ 10.50		$ 9.88	$ 13.41	$ 16.34	$ 14.41		$ 12.75

Total Return
Total investment return based on net asset value(c)	7.81%		(19.38)%	(14.56)%	16.11%	14.03%		4.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,573		$12,584	$17,025	$19,072	$16,452		$10
Ratio to average net assets of:
Expenses(d)	.79	%(e)	.81%	.74%	.80%	.84	%(f)	1.05	%(e)
Net investment income	1.25	%(e)	1.61%	2.72%	2.12%	.98	%(f)	.54	%(e)
Portfolio turnover rate	2%		9%	4%	5%	1%		32%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	53

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class A
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.14		$ 12.04	$ 13.94	$ 12.86	$ 11.96		$ 10.78

Income From Investment Operations
Net investment income(a)	.12		.27	.48	.37	.24		.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(1.50)	(1.75)	1.12	.93		1.24

Net increase (decrease) in net asset value from operations	.78		(1.23)	(1.27)	1.49	1.17		1.41

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.28)	(.48)	(.39)	(.23)		(.22)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.13)		(.67)	(.63)	(.41)	(.27)		(.23)

Net asset value, end of period	$ 10.79		$ 10.14	$ 12.04	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(c)	7.70%		(9.09)%	(9.49)%	11.68%	9.94%		13.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,107,325		$1,068,626	$1,404,046	$1,481,913	$934,926		$522,962
Ratio to average net assets of:
Expenses(d)	.99	%(e)	1.01%	.93%	.95%	.99	%(f)	1.13%
Net investment income	2.29	%(e)	3.05%	3.62%	2.72%	1.91	%(f)	1.45	%(b)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

54	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class B
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.09		$ 11.97	$ 13.86	$ 12.80	$ 11.91		$ 10.74

Income From Investment Operations
Net investment income(a)	.08		.21	.38	.28	.15		.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		(1.49)	(1.73)	1.10	.93		1.24

Net increase (decrease) in net asset value from operations	.73		(1.28)	(1.35)	1.38	1.08		1.33

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.21)	(.39)	(.30)	(.15)		(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.09)		(.60)	(.54)	(.32)	(.19)		(.16)

Net asset value, end of period	$ 10.73		$ 10.09	$ 11.97	$ 13.86	$ 12.80		$ 11.91

Total Return
Total investment return based on net asset value(c)	7.24%		(9.69)%	(10.12)%	10.85%	9.16%		12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$401,878		$405,281	$571,333	$648,527	$455,131		$276,275
Ratio to average net assets of:
Expenses(d)	1.72	%(e)	1.74%	1.66%	1.66%	1.71	%(f)	1.84%
Net investment income	1.58	%(e)	2.33%	2.91%	2.04%	1.20	%(f)	.75	%(b)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	55

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class C
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.10		$ 11.98	$ 13.87	$ 12.80	$ 11.91		$ 10.74

Income From Investment Operations
Net investment income(a)	.08		.21	.39	.27	.15		.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.65		(1.49)	(1.74)	1.12	.93		1.24

Net increase (decrease) in net asset value from operations	.73		(1.28)	(1.35)	1.39	1.08		1.33

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.21)	(.39)	(.30)	(.15)		(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.09)		(.60)	(.54)	(.32)	(.19)		(.16)

Net asset value, end of period	$ 10.74		$ 10.10	$ 11.98	$ 13.87	$ 12.80		$ 11.91

Total Return
Total investment return based on net asset value(c)	7.23%		(9.69)%	(10.11)%	10.92%	9.16%		12.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$474,536		$472,336	$683,989	$750,829	$420,484		$203,262
Ratio to average net assets of:
Expenses(d)	1.70	%(e)	1.72%	1.64%	1.65%	1.70	%(f)	1.83%
Net investment income	1.60	%(e)	2.37%	2.93%	1.99%	1.22	%(f)	.76	%(b)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

56	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Advisor Class
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.17		$ 12.07	$ 13.97	$ 12.89	$ 11.98		$ 10.79

Income From Investment Operations
Net investment income(a)	.13		.30	.49	.42	.27		.20	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		(1.50)	(1.72)	1.11	.95		1.25

Net increase (decrease) in net asset value from operations	.80		(1.20)	(1.23)	1.53	1.22		1.45

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.31)	(.52)	(.43)	(.27)		(.25)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.15)		(.70)	(.67)	(.45)	(.31)		(.26)

Net asset value, end of period	$ 10.82		$ 10.17	$ 12.07	$ 13.97	$ 12.89		$ 11.98

Total Return
Total investment return based on net asset value(c)	7.84%		(8.79)%	(9.19)%	11.98%	10.31%		13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$84,339		$85,434	$113,428	$112,984	$83,781		$53,679
Ratio to average net assets of:
Expenses(d)	.69	%(e)	.71%	.63%	.65%	.69	%(f)	.84%
Net investment income	2.54	%(e)	3.35%	3.74%	3.01%	2.17	%(f)	1.69	%(b)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	57

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class R
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,
			2009	2008	2007	2006		2005

Net asset value, beginning of period	$ 10.12		$ 12.02	$ 13.91	$ 12.85	$ 11.95		$ 10.77

Income From Investment Operations
Net investment income(a)	.10		.23	.38	.29	.13	(b)	.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(1.49)	(1.69)	1.14	1.00		1.20

Net increase (decrease) in net asset value from operations	.76		(1.26)	(1.31)	1.43	1.13		1.38

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.25)	(.43)	(.35)	(.19)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		(.01)

Total dividends and distributions	(.11)		(.64)	(.58)	(.37)	(.23)		(.20)

Net asset value, end of period	$ 10.77		$ 10.12	$ 12.02	$ 13.91	$ 12.85		$ 11.95

Total Return
Total investment return based on net asset value(c)	7.53%		(9.37)%	(9.75)%	11.23%	9.53%		12.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,190		$22,659	$21,129	$15,254	$3,651		$233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.34	%(e)	1.33%	1.31%	1.33%	1.33	%(f)	1.40%
Expenses, before waivers/reimbursements(d)	1.34	%(e)	1.33%	1.31%	1.33%	1.35	%(f)	1.42%
Net investment income	1.91	%(e)	2.59%	2.99%	2.11%	1.07	%(b)(f)	1.57	%(b)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

58	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class K
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					March 1, 2005(g) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 10.13		$ 12.03	$ 13.92	$ 12.85	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(a)	.11		.26	.47	.37	.19		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		(1.49)	(1.73)	1.10	.97		.41

Net increase (decrease) in net asset value from operations	.78		(1.23)	(1.26)	1.47	1.16		.45

Less: Dividends and Distributions
Dividends from net investment income	(.13)		(.28)	(.48)	(.38)	(.23)		(.10)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.13)		(.67)	(.63)	(.40)	(.27)		(.10)

Net asset value, end of period	$ 10.78		$ 10.13	$ 12.03	$ 13.92	$ 12.85		$ 11.96

Total Return
Total investment return based on net asset value(c)	7.70%		(9.12)%	(9.45)%	11.58%	9.85%		3.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,719		$16,961	$14,144	$15,411	$7,194		$103
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02	%(e)	1.03%	.94%	1.02%	1.05	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements(d)	1.02	%(e)	1.03%	.94%	1.02%	1.05	%(f)	1.37	%(e)
Net investment income	2.14	%(e)	2.83%	3.57%	2.69%	1.55	%(f)	.88	%(b)(e)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	59

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Balanced Wealth Strategy
	Class I
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					March 1, 2005(g) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 10.15		$ 12.04	$ 13.94	$ 12.86	$ 11.96		$ 11.61

Income From Investment Operations
Net investment income(a)	.13		.28	.52	.43	.29		.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		(1.47)	(1.75)	1.09	.92		.37

Net increase (decrease) in net asset value from operations	.80		(1.19)	(1.23)	1.52	1.21		.46

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.31)	(.52)	(.42)	(.27)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.39)	(.15)	(.02)	(.04)		– 0	–

Total dividends and distributions	(.15)		(.70)	(.67)	(.44)	(.31)		(.11)

Net asset value, end of period	$ 10.80		$ 10.15	$ 12.04	$ 13.94	$ 12.86		$ 11.96

Total Return
Total investment return based on net asset value(c)	7.86%		(8.73)%	(9.21)%	11.96%	10.26%		4.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,566		$31,728	$28,153	$21,371	$19,723		$10
Ratio to average net assets of:
Expenses(d)	.67	%(e)	.71%	.63%	.69%	.71	%(f)	.88	%(e)
Net investment income	2.61	%(e)	3.18%	3.94%	3.09%	2.33	%(f)	1.49	%(e)
Portfolio turnover rate	3%		9%	6%	3%	1%		59%

See footnote summary on page 68.

60	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class A
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.17	$ 10.62

Income From Investment Operations
Net investment income(a)	.11	.31	.46	.37	.27	.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.71)	(.94)	.52	.47	.64

Net increase (decrease) in net asset value from operations	.54	(.40)	(.48)	.89	.74	.83

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.33)	(.47)	(.38)	(.24)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.12)	(.55)	(.57)	(.41)	(.25)	(.28)

Net asset value, end of period	$ 10.56	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.17

Total Return
Total investment return based on net asset value(c)	5.37%	(3.01)%	(4.15)%	7.66%	6.71%	7.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$359,498	$354,786	$444,466	$400,294	$268,341	$166,006
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00	%(e)	1.00%	.96%	.98%	1.02	%(f)	1.20%
Expenses, before waivers/reimbursements(d)	1.00	%(e)	1.00%	.96%	.98%	1.02	%(f)	1.21%
Net investment income	2.12	%(e)	3.35%	3.88%	3.06%	2.42	%(f)	1.74	%(b)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	61

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class B
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.08	$ 11.03	$ 12.08	$ 11.61	$ 11.13	$ 10.59

Income From Investment Operations
Net investment income(a)	.07	.25	.37	.28	.19	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.72)	(.93)	.52	.47	.64

Net increase (decrease) in net asset value from operations	.51	(.47)	(.56)	.80	.66	.75

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.26)	(.39)	(.30)	(.17)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.08)	(.48)	(.49)	(.33)	(.18)	(.21)

Net asset value, end of period	$ 10.51	$ 10.08	$ 11.03	$ 12.08	$ 11.61	$ 11.13

Total Return
Total investment return based on net asset value(c)	5.09%	(3.75)%	(4.85)%	6.92%	5.94%	7.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$133,401	$138,128	$185,022	$172,580	$124,623	$87,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72	%(e)	1.73%	1.68%	1.70%	1.73	%(f)	1.90%
Expenses, before waivers/reimbursements(d)	1.72	%(e)	1.73%	1.68%	1.70%	1.73	%(f)	1.93%
Net investment income	1.41	%(e)	2.64%	3.17%	2.37%	1.72	%(f)	1.03	%(b)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

62	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class C
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.08	$ 11.02	$ 12.07	$ 11.60	$ 11.12	$ 10.58

Income From Investment Operations
Net investment income(a)	.07	.25	.38	.28	.19	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.71)	(.94)	.52	.47	.64

Net increase (decrease) in net asset value from operations	.50	(.46)	(.56)	.80	.66	.75

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.26)	(.39)	(.30)	(.17)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.08)	(.48)	(.49)	(.33)	(.18)	(.21)

Net asset value, end of period	$ 10.50	$ 10.08	$ 11.02	$ 12.07	$ 11.60	$ 11.12

Total Return
Total investment return based on net asset value(c)	5.00%	(3.66)%	(4.85)%	6.93%	5.95%	7.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182,472	$183,559	$246,147	$230,707	$135,419	$81,802
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71	%(e)	1.71%	1.67%	1.69%	1.72	%(f)	1.90%
Expenses, before waivers/reimbursements(d)	1.71	%(e)	1.71%	1.67%	1.69%	1.72	%(f)	1.91%
Net investment income	1.42	%(e)	2.65%	3.23%	2.34%	1.72	%(f)	1.05	%(b)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	63

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Advisor Class
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.15	$ 11.11	$ 12.16	$ 11.67	$ 11.18	$ 10.63

Income From Investment Operations
Net investment income(a)	.12	.32	.47	.43	.31	.23	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45	(.70)	(.91)	.50	.47	.63

Net increase (decrease) in net asset value from operations	.57	(.38)	(.44)	.93	.78	.86

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.36)	(.51)	(.41)	(.28)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.14)	(.58)	(.61)	(.44)	(.29)	(.31)

Net asset value, end of period	$ 10.58	$ 10.15	$ 11.11	$ 12.16	$ 11.67	$ 11.18

Total Return
Total investment return based on net asset value(c)	5.62%	(2.79)%	(3.86)%	8.05%	7.01%	8.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,633	$29,458	$30,719	$25,415	$24,549	$19,741
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70	%(e)	.70%	.66%	.68%	.72	%(f)	.90%
Expenses, before waivers/reimbursements(d)	.70	%(e)	.70%	.66%	.68%	.72	%(f)	.90%
Net investment income	2.35	%(e)	3.43%	4.02%	3.53%	2.71	%(f)	2.12	%(b)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

64	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class R
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 10.15	$ 11.11	$ 12.16	$ 11.69	$ 11.18	$ 10.62

Income From Investment Operations
Net investment income(a)	.09	.26	(b)	.41	.31	(b)	.16	(b)	.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.70)	(.93)	.53	.55	.64

Net increase (decrease) in net asset value from operations	.53	(.44)	(.52)	.84	.71	.81

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.30)	(.43)	(.34)	(.19)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	(.02)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.10)	(.52)	(.53)	(.37)	(.20)	(.25)

Net asset value, end of period	$ 10.58	$ 10.15	$ 11.11	$ 12.16	$ 11.69	$ 11.18

Total Return
Total investment return based on net asset value(c)	5.27%	(3.40)%	(4.52)%	7.26%	6.41%	7.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,105	$12,756	$10,045	$9,774	$5,120	$888
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.35	%(e)	1.35%	1.34%	1.36%	1.34	%(f)	1.40%
Expenses, before waivers/reimbursements(d)	1.35	%(e)	1.35%	1.34%	1.38%	1.36	%(f)	1.54%
Net investment income	1.76	%(e)	2.77	%(b)	3.53%	2.53	%(b)	1.53	%(b)(f)	1.46	%(b)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	65

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Conservative Wealth Strategy
	Class K
	Six Months Ended February 28, 2010 (unaudited)		Year Ended August 31,					March 1, 2005(g) to August 31, 2005
			2009	2008	2007	2006

Net asset value, beginning of period	$ 10.13		$ 11.09	$ 12.13	$ 11.66	$ 11.17		$ 10.98

Income From Investment Operations
Net investment income(a)	.11		.27	.46	.42	.18		.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43		(.68)	(.93)	.46	.56		.24

Net increase (decrease) in net asset value from operations	.54		(.41)	(.47)	.88	.74		.30

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.33)	(.47)	(.38)	(.24)		(.11)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)		– 0	–
Tax return of capital	– 0	–	– 0 –	– 0 –	– 0 –	– 0	–	.00	(h)

Total dividends and distributions	(.12)		(.55)	(.57)	(.41)	(.25)		(.11)

Net asset value, end of period	$ 10.55		$ 10.13	$ 11.09	$ 12.13	$ 11.66		$ 11.17

Total Return
Total investment return based on net asset value(c)	5.34%		(3.05)%	(4.08)%	7.57%	6.68%		2.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,997		$4,730	$1,793	$1,780	$1,000		$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.04	%(e)	1.05%	.96%	1.06%	1.04	%(f)	1.15	%(e)
Expenses, before waivers/reimbursements(d)	1.04	%(e)	1.05%	.96%	1.06%	1.04	%(f)	1.39	%(e)
Net investment income	2.09	%(e)	2.74%	3.94%	3.42%	1.71	%(f)	1.22	%(b)(e)
Portfolio turnover rate	2%		13%	5%	3%	2%		81%

See footnote summary on page 68.

66	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Conservative Wealth Strategy
Class I
Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,	March 1, 2005(g) to August 31, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.16	$ 10.98

Income From Investment Operations
Net investment income(a)	.12	.34	.50	.41	.30	.10	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.71)	(.94)	.51	.49	.21

Net increase (decrease) in net asset value from operations	.56	(.37)	(.44)	.92	.79	.31

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.36)	(.51)	(.41)	(.28)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	(.22)	(.10)	(.03)	(.01)	– 0	–
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.14)	(.58)	(.61)	(.44)	(.29)	(.13)

Net asset value, end of period	$ 10.56	$ 10.14	$ 11.09	$ 12.14	$ 11.66	$ 11.16

Total Return
Total investment return based on net asset value(c)	5.51%	(2.72)%	(3.86)%	7.92%	7.11%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,091	$2,728	$2,990	$2,158	$2,440	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71	%(e)	.72%	.64%	.73%	.75	%(f)	.90	%(e)
Expenses, before waivers/reimbursements(d)	.71	%(e)	.72%	.64%	.73%	.75	%(f)	.95	%(e)
Net investment income	2.38	%(e)	3.64%	4.22%	3.39%	2.81	%(f)	1.85	% (b)(e)
Portfolio turnover rate	2%	13%	5%	3%	2%	81%

See footnote summary on page 68.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	67

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or the redemption of strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the Underlying Portfolios were as follows:

	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31,
		2009	2008	2007	2006
Wealth Appreciation Strategy	.02%	.04%	.04%	.04%	.07%
Balanced Wealth Strategy	.03%	.04%	.04%	.04%	.07%
Conservative Wealth Strategy	.03%	.04%	.04%	.04%	.06%

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distributions.

(h)	Amount is less than $.005.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Thomas J. Fontaine(2) , Vice President

Dokyoung Lee(2) , Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Clerk Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk and Ms. Jacklin are members of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, each Strategy’s portfolio are made by the Multi-Asset Solutions Team. Messrs. Fontaine, Lee, Masters, Nikolich and Rudden are the members of the Multi-Asset Solutions Team primarily responsible for the day-to-day management of each Strategy’s portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	69

Trustees

The information on pages 70-172 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s February 28, 2010 financial statements. A copy of the Underlying Portfolios’ annual report is available upon request.

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

70	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The industry classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	71

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.9% or less in the following countries: Brazil, China, Denmark, India, Israel, Kazakhstan, New Zealand, Russia, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

72	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 2.3% or less into the following countries: Canada, Denmark, Hong Kong, India, Ireland, Norway, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	73

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

74	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

SHORT DURATION BOND PORTFOLIO

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	75

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2010 (unaudited)

INFLATION PROTECTED SECURITIES PORTFOLIO

HIGH-YIELD PORTFOLIO

*	All data are as of February 28, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

76	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 21.1%
Capital Markets – 6.0%
Ameriprise Financial, Inc.	552,700	$22,124,581
Deutsche Bank AG	309,100	19,627,850
Goldman Sachs Group, Inc. (The)	411,300	64,306,755
Morgan Stanley	927,500	26,136,950

		132,196,136

Commercial Banks – 5.2%
BB&T Corp.	757,400	21,608,622
US Bancorp	921,900	22,687,959
Wells Fargo & Co.	2,531,400	69,208,476

		113,505,057

Diversified Financial Services – 6.1%
Bank of America Corp.	3,498,800	58,290,008
Citigroup, Inc.(a)	3,631,500	12,347,100
JPMorgan Chase & Co.	1,523,800	63,953,886

		134,590,994

Insurance – 3.8%
ACE Ltd.(a)	181,400	9,068,186
Allstate Corp. (The)	381,400	11,918,750
Everest Re Group Ltd.	65,500	5,595,010
PartnerRe Ltd.	66,100	5,262,221
Travelers Cos., Inc. (The)	414,500	21,798,555
Unum Group	555,100	11,551,631
XL Capital Ltd. – Class A	951,600	17,385,732

		82,580,085

		462,872,272

Energy – 16.9%
Energy Equipment & Services – 1.7%
Ensco International PLC (Sponsored ADR)	390,000	17,226,300
Noble Corp.(a)	260,600	11,012,956
Rowan Cos., Inc.(a)	386,318	10,051,994

		38,291,250

Oil, Gas & Consumable Fuels – 15.2%
Apache Corp.	114,200	11,835,688
Chevron Corp.	545,100	39,410,730
Cimarex Energy Co.	398,100	23,790,456
ConocoPhillips	1,272,300	61,070,400
Devon Energy Corp.	552,500	38,045,150
Exxon Mobil Corp.	1,076,000	69,940,000
Forest Oil Corp.(a)	519,300	14,073,030
Newfield Exploration Co.(a)	287,300	14,672,411
Nexen, Inc.	1,013,600	22,806,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	77

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	192,500	$15,371,125
Valero Energy Corp.	1,308,500	22,924,920

		333,939,910

		372,231,160

Consumer Discretionary – 16.0%
Auto Components – 0.5%
TRW Automotive Holdings Corp.(a)	382,500	10,277,775

Automobiles – 1.3%
Ford Motor Co.(a)	2,532,800	29,735,072

Hotels, Restaurants & Leisure – 0.5%
Royal Caribbean Cruises Ltd.(a)	408,500	11,548,295

Household Durables – 2.3%
DR Horton, Inc.	686,400	8,483,904
Fortune Brands, Inc.	41,500	1,818,945
Garmin Ltd.	386,600	12,351,870
NVR, Inc.(a)	24,000	16,999,200
Pulte Homes, Inc.(a)	1,042,900	11,294,607

		50,948,526

Media – 6.2%
CBS Corp. – Class B	1,544,900	20,068,251
News Corp. – Class A	2,154,400	28,804,328
Time Warner Cable, Inc. – Class A	752,600	35,138,894
Time Warner, Inc.	1,086,100	31,540,344
Viacom, Inc. – Class B(a)	699,500	20,740,175

		136,291,992

Multiline Retail – 1.0%
JC Penney Co., Inc.	312,300	8,613,234
Macy’s, Inc.	725,800	13,899,070

		22,512,304

Specialty Retail – 3.5%
Foot Locker, Inc.	540,900	7,015,473
Home Depot, Inc.	763,300	23,814,960
Limited Brands, Inc.	477,800	10,564,158
Lowe’s Cos., Inc.	486,000	11,523,060
Office Depot, Inc.(a)	1,962,100	14,166,362
Ross Stores, Inc.	190,200	9,302,682

		76,386,695

Textiles, Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	864,600	14,577,156

		352,277,815

78	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.2%
Health Care Providers & Services – 2.3%
Aetna, Inc.	656,700	$19,694,433
UnitedHealth Group, Inc.(a)	294,400	9,968,384
WellPoint, Inc.(a)	339,200	20,986,304

		50,649,121

Pharmaceuticals – 6.9%
Merck & Co., Inc.	1,592,700	58,738,776
Mylan, Inc.(a)	646,000	13,785,640
Pfizer, Inc.	4,445,400	78,016,770

		150,541,186

		201,190,307

Consumer Staples – 8.9%
Beverages – 1.2%
Coca-Cola Enterprises, Inc.	596,200	15,232,910
Constellation Brands, Inc. – Class A(a)	732,900	11,022,816

		26,255,726

Food & Staples Retailing – 0.7%
Supervalu, Inc.	961,100	14,675,997

Food Products – 4.0%
Archer-Daniels-Midland Co.	733,100	21,523,816
Bunge Ltd.	228,000	13,586,520
Dean Foods Co.(a)	593,200	8,654,788
Kraft Foods, Inc. – Class A	663,400	18,860,462
Sara Lee Corp.	953,700	12,932,172
Smithfield Foods, Inc.(a)	330,700	5,691,347
Tyson Foods, Inc. – Class A	426,100	7,260,744

		88,509,849

Household Products – 1.4%
Kimberly-Clark Corp.	70,300	4,270,022
Procter & Gamble Co. (The)	436,300	27,609,064

		31,879,086

Tobacco – 1.6%
Altria Group, Inc.	840,600	16,912,872
Reynolds American, Inc.	325,600	17,191,680

		34,104,552

		195,425,210

Information Technology – 8.0%
Communications Equipment – 3.4%
Ciena Corp.(a)	35,325	506,561
JDS Uniphase Corp.(a)	722,800	7,755,644
Motorola, Inc.(a)	6,007,900	40,613,404

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	79

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nokia Oyj (Sponsored ADR) – Class A	1,294,900	$17,442,303
Tellabs, Inc.	1,150,200	7,947,882

		74,265,794

Computers & Peripherals – 1.4%
Dell, Inc.(a)	1,168,000	15,452,640
Seagate Technology(a)	610,000	12,145,100
Western Digital Corp.(a)	72,800	2,812,264

		30,410,004

Electronic Equipment, Instruments & Components – 1.6%
Corning, Inc.	680,800	12,002,504
Tyco Electronics Ltd.	851,200	21,816,256
Vishay Intertechnology, Inc.(a)	83,800	858,950

		34,677,710

Internet Software & Services – 0.1%
AOL, Inc.(a)	114,236	2,830,768

IT Services – 0.5%
Accenture PLC	267,400	10,687,978

Semiconductors & Semiconductor Equipment – 0.2%
Teradyne, Inc.(a)	556,400	5,558,436

Software – 0.8%
Symantec Corp.(a)	1,008,287	16,687,150

		175,117,840

Industrials – 6.6%
Aerospace & Defense – 1.1%
Northrop Grumman Corp.	294,400	18,034,944
Raytheon Co.	121,600	6,838,784

		24,873,728

Electrical Equipment – 0.3%
Cooper Industries PLC	167,600	7,602,336

Industrial Conglomerates – 3.6%
General Electric Co.	4,435,200	71,229,312
Textron, Inc.	381,500	7,599,480

		78,828,792

Machinery – 1.3%
Ingersoll-Rand PLC	666,400	21,264,824
SPX Corp.	104,800	6,234,552

		27,499,376

80	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	581,300	$5,464,220

		144,268,452

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 4.2%
AT&T, Inc.	2,800,362	69,476,981
Verizon Communications, Inc.	780,700	22,585,651

		92,062,632

Wireless Telecommunication Services – 1.6%
Sprint Nextel Corp.(a)	5,664,200	18,861,786
Vodafone Group PLC (Sponsored ADR)	717,800	15,626,506

		34,488,292

		126,550,924

Materials – 4.0%
Chemicals – 1.4%
EI du Pont de Nemours & Co.	733,900	24,747,108
Huntsman Corp.	520,580	7,147,563

		31,894,671

Containers & Packaging – 0.3%
Sonoco Products Co.	210,400	6,223,632

Metals & Mining – 2.3%
AK Steel Holding Corp.	552,300	11,891,019
Freeport-McMoRan Copper & Gold, Inc.	350,200	26,321,032
Steel Dynamics, Inc.	721,000	11,773,930

		49,985,981

		88,104,284

Utilities – 0.7%
Electric Utilities – 0.2%
Edison International	172,800	5,638,464

Independent Power Producers & Energy Traders – 0.2%
RRI Energy, Inc.(a)	982,400	4,175,200

Multi-Utilities – 0.3%
CMS Energy Corp.	277,400	4,235,898
NiSource, Inc.	164,300	2,467,786

		6,703,684

		16,517,348

Total Common Stocks (cost $2,017,437,693)		2,134,555,612

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	81

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $57,915,741)	57,915,741	$57,915,741

Total Investments – 99.9% (cost $2,075,353,434)		2,192,471,353
Other assets less liabilities – 0.1%		2,975,360

Net Assets – 100.0%		$2,195,446,713

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

82	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Information Technology – 30.3%
Communications Equipment – 3.6%
Cisco Systems, Inc.(a)	1,633,500	$39,743,055
QUALCOMM, Inc.	812,400	29,806,956
Research In Motion Ltd.(a)	126,500	8,966,320

		78,516,331

Computers & Peripherals – 12.5%
Apple, Inc.(a)	750,160	153,497,739
EMC Corp.(a)	2,710,200	47,401,398
Hewlett-Packard Co.	1,408,350	71,530,097

		272,429,234

Internet Software & Services – 6.0%
Google, Inc. – Class A(a)	250,290	131,852,772

Semiconductors & Semiconductor Equipment – 6.1%
Broadcom Corp. – Class A	824,400	25,820,208
Intel Corp.	4,122,600	84,636,978
KLA-Tencor Corp.	811,000	23,624,430

		134,081,616

Software – 2.1%
Microsoft Corp.	1,606,100	46,030,826

		662,910,779

Health Care – 17.4%
Biotechnology – 6.1%
Celgene Corp.(a)	276,800	16,475,136
Gilead Sciences, Inc.(a)	2,049,950	97,598,119
Vertex Pharmaceuticals, Inc.(a)	438,000	17,787,180

		131,860,435

Health Care Equipment & Supplies – 8.3%
Alcon, Inc.	756,350	120,804,222
Baxter International, Inc.	563,700	32,091,441
Covidien PLC	594,800	29,216,576

		182,112,239

Health Care Providers & Services – 0.5%
Medco Health Solutions, Inc.(a)	183,200	11,585,568

Pharmaceuticals – 2.5%
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	915,100	54,915,151

		380,473,393

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	83

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.0%
Capital Markets – 8.5%
Blackstone Group LP	2,693,500	$37,655,130
Credit Suisse Group AG (Sponsored ADR)	291,500	13,000,900
Franklin Resources, Inc.	264,800	26,935,456
Goldman Sachs Group, Inc. (The)	687,000	107,412,450

		185,003,936

Diversified Financial Services – 7.2%
Bank of America Corp.	1,801,700	30,016,322
CME Group, Inc. – Class A	54,775	16,525,070
JPMorgan Chase & Co.	2,648,400	111,153,348

		157,694,740

Insurance – 0.3%
Principal Financial Group, Inc.	332,900	7,726,609

		350,425,285

Consumer Discretionary – 9.0%
Auto Components – 1.6%
Johnson Controls, Inc.	1,105,500	34,381,050

Automobiles – 1.2%
Ford Motor Co.(a)	2,232,300	26,207,202

Hotels, Restaurants & Leisure – 0.5%
Hyatt Hotels Corp.(a)	291,800	9,754,874

Media – 1.3%
Comcast Corp. – Class A	1,165,400	19,159,176
Walt Disney Co. (The)	324,300	10,131,132

		29,290,308

Multiline Retail – 4.2%
Kohl’s Corp.(a)	943,600	50,784,552
Target Corp.	807,300	41,592,096

		92,376,648

Specialty Retail – 0.2%
Home Depot, Inc.	140,200	4,374,240

		196,384,322

Industrials – 9.0%
Air Freight & Logistics – 0.3%
FedEx Corp.	81,400	6,899,464

Electrical Equipment – 2.3%
Cooper Industries PLC	773,000	35,063,280
Vestas Wind Systems A/S (ADR)(a)	822,800	13,576,200

		48,639,480

84	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 6.4%
Danaher Corp.	682,600	$50,491,922
Dover Corp.	633,300	28,663,158
Illinois Tool Works, Inc.	1,340,000	60,996,800

		140,151,880

		195,690,824

Energy – 8.2%
Energy Equipment & Services – 5.2%
Cameron International Corp.(a)	721,700	29,683,521
Schlumberger Ltd.	1,371,935	83,825,228

		113,508,749

Oil, Gas & Consumable Fuels – 3.0%
EOG Resources, Inc.	85,200	8,013,060
Noble Energy, Inc.	483,500	35,121,440
Occidental Petroleum Corp.	93,800	7,489,930
Suncor Energy, Inc.	535,500	15,481,305

		66,105,735

		179,614,484

Consumer Staples – 5.1%
Beverages – 2.2%
Anheuser-Busch InBev NV (Sponsored ADR)(a)	164,100	8,196,795
PepsiCo, Inc.	652,300	40,749,181

		48,945,976

Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	750,900	45,782,373
CVS Caremark Corp.	243,000	8,201,250
Wal-Mart Stores, Inc.	80,050	4,328,304

		58,311,927

Tobacco – 0.2%
Philip Morris International, Inc.	96,400	4,721,672

		111,979,575

Materials – 3.8%
Chemicals – 1.2%
Air Products & Chemicals, Inc.	161,320	11,063,326
Dow Chemical Co. (The)	537,500	15,216,625

		26,279,951

Metals & Mining – 2.6%
ArcelorMittal (New York)	547,250	20,915,895
Freeport-McMoRan Copper & Gold, Inc.	416,700	31,319,172
Vale SA (Sponsored ADR) – Class B	133,600	3,722,096

		55,957,163

		82,237,114

Total Common Stocks (cost $1,779,371,020)		2,159,715,776

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	85

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $21,820,040)	21,820,040	$21,820,040

Total Investments – 99.8% (cost $1,801,191,060)		2,181,535,816
Other assets less liabilities – 0.2%		3,481,577

Net Assets – 100.0%		$2,185,017,393

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

LP – Limited Partnership

See notes to financial statements.

86	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.3%
Equity: Other – 41.7%
Diversified/Specialty – 36.7%
Alexandria Real Estate Equities, Inc.	79,306	$4,886,836
BioMed Realty Trust, Inc.	621,945	9,609,050
British Land Co. PLC	1,628,812	10,931,703
Canadian Real Estate Investment Trust	314,162	8,404,923
CB Richard Ellis Group, Inc. – Class A(a)	467,600	6,172,320
Crown Castle International Corp.(a)	138,600	5,239,080
Dexus Property Group	6,788,000	5,005,130
Digital Realty Trust, Inc.	259,700	13,395,326
DuPont Fabros Technology, Inc.(a)	274,659	5,383,316
Entertainment Properties Trust	265,400	10,143,588
Fonciere Des Regions	66,600	6,640,962
GPT Group	20,552,000	10,553,975
H&R Real Estate Investment Trust	335,100	5,222,999
Henderson Land Development Co., Ltd.	1,739,000	11,746,862
Jones Lang LaSalle, Inc.	77,600	4,942,344
Kerry Properties Ltd.	2,432,191	11,523,412
Land Securities Group PLC	701,209	6,765,718
Lend Lease Group	1,932,655	16,789,735
Mitchells & Butlers PLC(a)	1,649,700	7,139,033
Mitsubishi Estate Co., Ltd.	489,000	7,667,101
Mitsui Fudosan Co., Ltd.	2,381,000	40,231,343
Morguard Real Estate Investment Trust	560,500	6,887,726
New World Development Ltd.	9,754,157	17,815,157
Savills PLC	1,384,400	6,575,847
Sumitomo Realty & Development Co., Ltd.	674,000	11,949,153
Sun Hung Kai Properties Ltd.	3,109,600	43,147,407
Swire Pacific Ltd.	462,500	5,170,138
Telecity Group PLC(a)	1,093,525	6,222,378
Unibail-Rodamco SE	238,118	46,982,159
UOL Group Ltd.	868,000	2,454,177
Vornado Realty Trust	124,212	8,163,213
Wereldhave NV	84,500	7,601,942

		371,364,053

Health Care – 4.5%
Chartwell Seniors Housing Real Estate Investment Trust	873,000	6,330,536
HCP, Inc.	240,915	6,933,534
Health Care REIT, Inc.	236,900	10,035,084
Omega Healthcare Investors, Inc.	394,051	7,475,147
Ventas, Inc.	317,210	14,017,510

		44,791,811

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	87

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Triple Net – 0.5%
National Retail Properties, Inc.	245,300	$5,205,266

		421,361,130

Retail – 19.1%
Regional Mall – 12.3%
BR Malls Participacoes SA(a)	330,200	4,293,888
CapitaMall Trust	4,189,420	5,267,049
CBL & Associates Properties, Inc.	690,737	8,212,863
Macerich Co. (The)	90,400	3,221,856
Multiplan Empreendimentos Imobiliarios SA	1,056,505	18,263,684
Simon Property Group, Inc.	582,542	45,607,213
Taubman Centers, Inc.	35,200	1,363,296
Westfield Group	3,505,816	37,691,737

		123,921,586

Shopping Center/Other Retail – 6.8%
Corio NV	143,500	8,875,217
Kimco Realty Corp.	484,500	6,729,705
Klepierre(a)	611,429	22,757,056
Macquarie CountryWide Trust	3,711,064	1,892,669
Primaris Retail Real Estate Investment Trust	398,199	6,482,749
RioCan Real Estate Investment Trust(b)	132,100	2,391,660
RioCan Real Estate Investment Trust (Toronto)	267,689	4,846,489
Tanger Factory Outlet Centers	125,600	5,233,752
Weingarten Realty Investors	482,296	9,930,475

		69,139,772

		193,061,358

Residential – 15.1%
Multi-Family – 12.1%
Agile Property Holdings Ltd.	5,122,000	6,528,415
Camden Property Trust	18,800	752,940
Equity Residential	265,800	9,590,064
Essex Property Trust, Inc.	67,600	5,806,840
GAGFAH SA	528,800	4,847,967
Home Properties, Inc.	124,700	5,711,260
KWG Property Holding Ltd.	5,266,000	3,494,570
Mid-America Apartment Communities, Inc.	199,400	10,356,836
MRV Engenharia e Participacoes SA	1,512,500	10,964,087
NVR, Inc.(a)	10,800	7,649,640
Shimao Property Holdings Ltd.	2,125,000	3,537,276
Sino-Ocean Land Holdings Ltd.	6,837,000	6,032,625
Stockland	4,217,660	15,289,499
UDR, Inc.	607,900	10,212,720
Wing Tai Holdings Ltd.	8,420,000	10,061,214
Yanlord Land Group Ltd.	8,803,000	11,199,073

		122,035,026

88	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Self Storage – 2.7%
Extra Space Storage, Inc.	664,067	$7,490,676
Public Storage	247,500	20,342,025

		27,832,701

Student Housing – 0.3%
Education Realty Trust, Inc.	553,100	3,014,395

		152,882,122

Office – 12.3%
Office – 12.3%
Allied Properties Real Estate Investment Trust	326,200	5,921,327
Brandywine Realty Trust	863,685	9,681,909
Brookfield Properties Corp.	406,656	5,640,319
Cominar Real Estate Investment Trust	431,589	7,822,089
Corporate Office Properties Trust	268,926	9,904,545
Duke Realty Corp.	998,650	11,085,015
Government Properties Income Trust	296,400	6,980,220
Great Portland Estates PLC	1,081,300	4,635,494
Hongkong Land Holdings Ltd.	4,180,000	19,213,846
ING Office Fund	13,448,600	7,252,350
Japan Real Estate Investment Corp.	52	449,374
Kilroy Realty Corp.	170,800	4,838,764
Mack-Cali Realty Corp.	223,390	7,492,501
Nippon Building Fund, Inc.	571	5,056,142
Nomura Real Estate Office Fund, Inc.	1,263	7,411,785
NTT Urban Development Corp.	7,434	5,916,037
Orix JREIT, Inc.	1,076	5,167,386

		124,469,103

Lodging – 5.6%
Lodging – 5.6%
DiamondRock Hospitality Co.(a)	702,033	6,276,175
Great Eagle Holdings Ltd.	503,000	1,418,933
Host Hotels & Resorts, Inc.(a)	459,774	5,383,954
Hyatt Hotels Corp.(a)	170,986	5,716,062
InnVest Real Estate Investment Trust	924,700	4,956,575
LaSalle Hotel Properties	230,378	4,471,637
Sunstone Hotel Investors, Inc.(a)	1,140,741	10,198,224
Whitbread PLC	452,500	9,800,341
Wyndham Worldwide Corp.	382,000	8,782,180

		57,004,081

Industrials – 2.5%
Industrial Warehouse Distribution – 2.5%
Ascendas Real Estate Investment Trust	8,708,000	11,963,653
ProLogis	1,007,057	12,980,965

		24,944,618

Total Common Stocks (cost $814,640,024)		973,722,412

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	89

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.6%
Equity: Other – 0.6%
Diversified/Specialty – 0.6%
Aldar Properties PJSC, expiring 10/22/12(a)	1,685,300	$1,629,685
Aldar Properties PJSC, expiring 5/15/10(a)	4,606,600	4,454,582
Fonciere Des Regions, expiring 12/31/10(a)	66,600	44,527

Total Warrants (cost $10,331,251)		6,128,794

SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(c) (cost $20,192,200)	20,192,200	20,192,200

Total Investments – 98.9% (cost $845,163,475)		1,000,043,406
Other assets less liabilities – 1.1%		11,437,604

Net Assets – 100.0%		$1,011,481,010

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 4/15/10	6,476	$5,585,939	$5,777,296	$191,357
Australian Dollar settling 4/15/10	6,441	5,884,498	5,746,072	(138,426)
Australian Dollar settling 4/15/10	33,298	30,644,149	29,705,433	(938,716)
British Pound settling 4/15/10	16,812	27,091,866	25,627,139	(1,464,727)
Japanese Yen settling 4/15/10	486,343	5,265,903	5,475,153	209,250
Japanese Yen settling 4/15/10	976,720	10,924,058	10,995,720	71,662
New Zealand Dollar settling 4/15/10	40,035	29,434,533	27,871,675	(1,562,858)
Norwegian Krone settling 4/15/10	173,989	30,835,445	29,383,432	(1,452,013)
Swedish Krona settling 4/15/10	140,937	20,082,217	19,768,895	(313,322)

Sale Contracts:
Canadian Dollar settling 4/15/10	11,483	11,064,433	10,912,534	151,899
Canadian Dollar settling 4/15/10	12,885	12,014,098	12,244,883	(230,785)
Euro settling 4/15/10	30,451	44,170,698	41,461,073	2,709,625
Euro settling 4/15/10	15,621	22,640,452	21,269,036	1,371,416
Japanese Yen settling 4/15/10	486,343	5,350,014	5,475,153	(125,139)

90	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the market value of this security amounted to $2,391,660 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	91

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.0%
Financials – 25.9%
Capital Markets – 2.0%
Deutsche Bank AG	249,600	$15,850,627
Macquarie Group Ltd.	154,000	6,232,091

		22,082,718

Commercial Banks – 15.2%
Australia & New Zealand Banking Group Ltd.	449,600	9,304,715
Banco do Brasil SA	762,700	12,564,302
Banco Santander SA	1,362,661	17,716,230
Barclays PLC	2,544,200	12,158,410
BNP Paribas	276,870	20,002,894
Credit Agricole SA	816,582	12,124,016
Danske Bank A/S(a)	272,300	6,190,656
KB Financial Group, Inc.	306,062	12,842,236
National Australia Bank Ltd.	651,400	14,842,398
National Bank of Canada	90,400	5,176,392
Societe Generale	309,070	16,986,573
Sumitomo Mitsui Financial Group, Inc.	309,300	9,935,241
Turkiye Garanti Bankasi AS	2,280,300	8,393,831
UniCredit SpA(a)	4,084,800	10,323,500

		168,561,394

Consumer Finance – 1.2%
ORIX Corp.	169,100	12,957,190

Insurance – 3.9%
Allianz SE	157,100	18,125,265
Aviva PLC	791,395	4,714,188
Muenchener Rueckversicherungs AG (MunichRe)	73,000	11,290,277
Old Mutual PLC(a)	3,571,900	6,179,607
Sun Life Financial, Inc.	112,900	3,218,970

		43,528,307

Real Estate Investment Trusts (REITs) – 1.1%
Klepierre	132,700	4,939,022
Unibail-Rodamco SE	34,400	6,787,334

		11,726,356

Real Estate Management & Development – 2.5%
Lend Lease Group	453,200	3,937,127
Mitsui Fudosan Co., Ltd.	728,000	12,300,889
New World Development Ltd.	3,805,224	6,949,926
Sumitomo Realty & Development Co., Ltd.	226,000	4,006,689

		27,194,631

		286,050,596

92	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 11.6%
Aerospace & Defense – 2.2%
BAE Systems PLC	2,110,300	$12,053,365
Rolls-Royce Group PLC(a)	1,430,900	12,181,373

		24,234,738

Air Freight & Logistics – 0.7%
Deutsche Post AG	506,100	8,230,725

Airlines – 0.6%
Qantas Airways Ltd.	2,703,029	6,375,500

Building Products – 0.7%
Compagnie de St-Gobain	166,300	7,805,826

Construction & Engineering – 0.5%
Bouygues SA	112,500	5,162,385

Industrial Conglomerates – 0.8%
Bidvest Group Ltd.	536,453	9,177,484

Machinery – 0.6%
Vallourec SA	37,004	7,052,426

Professional Services – 1.3%
Adecco SA	90,200	4,484,985
Randstad Holding NV(a)	238,600	9,977,318

		14,462,303

Road & Rail – 0.4%
East Japan Railway Co.	61,400	4,228,095

Trading Companies & Distributors – 3.5%
ITOCHU Corp.	420,000	3,379,166
Mitsubishi Corp.	548,400	13,679,254
Mitsui & Co., Ltd.	710,200	11,007,159
Wolseley PLC(a)	438,400	10,348,551

		38,414,130

Transportation Infrastructure – 0.3%
Intoll Group	3,219,500	3,229,711

		128,373,323

Energy – 10.9%
Oil, Gas & Consumable Fuels – 10.9%
BP PLC	2,310,500	20,357,445
ENI SpA	621,800	14,033,416
Gazprom OAO (Sponsored ADR)	320,900	7,136,816
KazMunaiGas Exploration Production (GDR)(b)	192,600	4,649,364

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	93

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LUKOIL OAO (London) (Sponsored ADR)	165,900	$8,709,750
Nexen, Inc. (Toronto)	516,623	11,661,087
Nippon Mining Holdings, Inc.	928,000	4,620,111
Penn West Energy Trust	169,400	3,472,684
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,152,052	31,472,123
Suncor Energy, Inc. (Toronto)	327,548	9,466,579
Yanzhou Coal Mining Co., Ltd. – Class H	2,130,000	4,535,661

		120,115,036

Consumer Discretionary – 9.4%
Automobiles – 2.3%
Bayerische Motoren Werke AG	226,000	9,160,922
Nissan Motor Co., Ltd.(a)	2,134,900	16,882,887

		26,043,809

Hotels, Restaurants & Leisure – 1.2%
TABCORP Holdings Ltd.	712,900	4,315,901
Thomas Cook Group PLC	974,200	3,503,297
TUI Travel PLC	1,205,700	5,043,501

		12,862,699

Household Durables – 1.8%
Sharp Corp.	744,000	8,609,152
Sony Corp.	322,000	10,964,677

		19,573,829

Media – 2.5%
Lagardere SCA	174,400	6,364,126
Vivendi SA	471,330	11,859,232
WPP PLC	991,100	9,097,936

		27,321,294

Multiline Retail – 0.4%
Marks & Spencer Group PLC	936,000	4,713,564

Specialty Retail – 0.9%
Esprit Holdings Ltd.	1,464,100	10,461,576

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,114,173

		104,090,944

Telecommunication Services – 8.8%
Diversified Telecommunication Services – 5.6%
Bezeq Israeli Telecommunication Corp. Ltd.	1,443,100	3,752,278
France Telecom SA	521,200	12,192,760
Nippon Telegraph & Telephone Corp.	351,000	15,306,825
Telecom Corp. of New Zealand Ltd.	2,404,100	3,807,556
Telecom Italia SpA (ordinary shares)	6,603,400	9,406,165

94	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecom Italia SpA (savings shares)	4,931,400	$5,233,903
Telefonica SA	383,100	8,983,867
TELUS Corp.	112,200	3,530,642

		62,213,996

Wireless Telecommunication Services – 3.2%
KDDI Corp.	1,415	7,541,002
Vodafone Group PLC	12,642,937	27,319,446

		34,860,448

		97,074,444

Information Technology – 8.4%
Communications Equipment – 1.9%
Nokia Oyj	1,518,700	20,508,820

Computers & Peripherals – 1.9%
Compal Electronics, Inc. (GDR)(a)(b)	1,314,800	9,428,825
Toshiba Corp.(a)	2,253,000	11,269,746

		20,698,571

Electronic Equipment, Instruments & Components – 2.2%
AU Optronics Corp.	10,533,790	10,878,160
Hitachi High-Technologies Corp.	159,600	3,267,223
Murata Manufacturing Co., Ltd.	201,000	10,658,199

		24,803,582

Semiconductors & Semiconductor Equipment – 2.4%
Hynix Semiconductor, Inc.(a)	429,600	7,774,521
Samsung Electronics Co., Ltd.	22,330	14,315,400
Samsung Electronics Co., Ltd. (Preference Shares)	11,500	4,831,646

		26,921,567

		92,932,540

Health Care – 7.3%
Health Care Providers & Services – 0.3%
Celesio AG	101,700	2,962,527

Pharmaceuticals – 7.0%
AstraZeneca PLC	373,800	16,510,686
Bayer AG	256,500	16,998,354
GlaxoSmithKline PLC	150,300	2,778,741
Novartis AG	375,110	20,784,536
Sanofi-Aventis SA	283,319	20,677,256

		77,749,573

		80,712,100

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	95

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 6.2%
Chemicals – 1.2%
BASF SE	130,400	$7,322,841
Koninklijke DSM NV	148,100	6,185,357

		13,508,198

Metals & Mining – 5.0%
JFE Holdings, Inc.	170,600	6,331,646
Kazakhmys PLC(a)	282,900	5,786,853
MMC Norilsk Nickel (ADR)(a)	203,370	3,068,853
Rio Tinto PLC	310,500	16,034,386
Tata Steel Ltd.	1,000,900	12,475,857
Xstrata PLC(a)	730,040	11,474,984

		55,172,579

		68,680,777

Consumer Staples – 4.0%
Beverages – 1.4%
Asahi Breweries Ltd.	261,300	5,008,298
Carlsberg A/S(a)	135,300	10,456,422

		15,464,720

Food & Staples Retailing – 2.0%
Aeon Co., Ltd.	685,700	7,054,031
Casino Guichard Perrachon SA	91,600	7,359,499
Koninklijke Ahold NV	615,640	7,529,201
Metro AG	5,900	302,536

		22,245,267

Tobacco – 0.6%
Japan Tobacco, Inc.	1,866	6,777,869

		44,487,856

Utilities – 3.5%
Electric Utilities – 2.7%
E.ON AG	453,100	16,123,889
EDF SA	208,700	10,459,090
Tokyo Electric Power Co., Inc. (The)	141,700	3,890,960

		30,473,939

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	745,000	3,246,610

Multi-Utilities – 0.5%
RWE AG	63,340	5,364,142

		39,084,691

Total Common Stocks (cost $1,062,958,477)		1,061,602,307

96	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(c) (cost $29,768,403)	29,768,403	$29,768,403

Total Investments – 98.7% (cost $1,092,726,880)		1,091,370,710
Other assets less liabilities – 1.3%		14,611,080

Net Assets – 100.0%		$1,105,981,790

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	80	March 2010	$3,063,311	$2,967,308	$(96,003)
FTSE 100 Index Futures	70	March 2010	5,507,696	5,695,964	188,268
TOPIX Index Futures	132	March 2010	13,595,930	13,237,886	(358,044)

					$(265,779)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 5/18/10	59,093	$51,224,767	$52,529,712	$1,304,945
Japanese Yen settling 5/18/10	578,471	6,465,314	6,513,568	48,254
New Zealand Dollar settling 5/18/10	72,523	49,980,676	50,375,867	395,191
Norwegian Krone settling 5/18/10	284,987	47,877,663	48,052,034	174,371
Swedish Krona settling 5/18/10	369,049	50,497,243	51,768,850	1,271,607
Swedish Krona settling 5/18/10	33,648	4,735,240	4,720,019	(15,221)

Sale Contracts:
Canadian Dollar settling 5/18/10	33,129	31,060,088	31,481,859	(421,771)
Euro settling 5/18/10	86,028	118,157,737	117,127,570	1,030,167
Euro settling 5/18/10	29,208	40,146,396	39,766,844	379,552

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	97

International Value Portfolio—Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $14,078,189 or 1.3% of net assets.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

98	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 19.2%
Capital Markets – 6.3%
Credit Suisse Group AG	609,106	$27,117,904
Julius Baer Group Ltd.	398,019	12,382,402
Macquarie Group Ltd.	481,700	19,493,495
Man Group PLC	3,203,053	10,983,549

		69,977,350

Commercial Banks – 11.3%
Banco Santander SA	1,526,579	19,847,360
BNP Paribas	100,005	7,225,013
HDFC Bank Ltd.	155,300	5,752,235
HSBC Holdings PLC	2,114,800	23,297,420
Industrial & Commercial Bank of China Ltd. – Class H	10,376,000	7,337,097
Itau Unibanco Holding SA (ADR)	1,266,780	25,284,929
Standard Chartered PLC	1,557,342	37,117,822

		125,861,876

Diversified Financial Services – 1.0%
Hong Kong Exchanges and Clearing Ltd.	669,200	11,201,757

Insurance – 0.6%
QBE Insurance Group Ltd.	305,302	5,845,612

		212,886,595

Consumer Staples – 12.5%
Beverages – 2.5%
Anheuser-Busch InBev NV	551,577	27,544,202

Food & Staples Retailing – 2.2%
Tesco PLC	3,750,180	24,013,506

Food Products – 4.8%
Nestle SA	697,186	34,705,969
Unilever NV	606,800	18,241,649

		52,947,618

Personal Products – 0.9%
L’Oreal SA	98,856	10,225,694

Tobacco – 2.1%
British American Tobacco PLC	704,860	23,965,712

		138,696,732

Materials – 11.5%
Chemicals – 2.0%
Syngenta AG	41,228	10,682,970
Yara International ASA	287,000	11,822,797

		22,505,767

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	99

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.7%
CRH PLC (London)	354,300	$8,065,589

Metals & Mining – 8.8%
ArcelorMittal (Euronext Amsterdam)	525,900	20,067,965
BHP Billiton PLC	710,060	21,797,522
Impala Platinum Holdings Ltd.	358,300	8,725,409
Rio Tinto PLC	378,200	19,530,451
Vale SA (Sponsored ADR) – Class B	609,300	16,975,098
Xstrata PLC(a)	670,010	10,531,415

		97,627,860

		128,199,216

Health Care – 11.5%
Health Care Providers & Services – 1.0%
Fresenius Medical Care AG & Co. KGaA	215,600	11,265,830

Pharmaceuticals – 10.5%
Bayer AG(a)	258,613	17,138,384
Novartis AG	40,410	2,239,085
Novo Nordisk A/S – Class B	133,846	9,499,487
Roche Holding AG	176,743	29,528,342
Sanofi-Aventis	358,193	26,141,728
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	531,800	31,913,318

		116,460,344

		127,726,174

Industrials – 11.1%
Aerospace & Defense – 1.4%
BAE Systems PLC	2,725,425	15,566,765

Airlines – 0.3%
British Airways PLC(a)	1,079,900	3,484,788

Electrical Equipment – 2.0%
ABB Ltd.(a)	725,100	14,690,896
Vestas Wind Systems A/S(a)	154,152	7,623,437

		22,314,333

Industrial Conglomerates – 2.1%
Siemens AG	273,800	23,476,758

Machinery – 1.8%
Atlas Copco AB – Class A	580,673	8,218,003
NGK Insulators Ltd.	554,000	11,918,485

		20,136,488

100	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 3.5%
Mitsubishi Corp.	927,200	$23,128,016
Mitsui & Co., Ltd.	991,200	15,362,287

		38,490,303

		123,469,435

Energy – 10.8%
Energy Equipment & Services – 4.4%
Saipem SpA(a)	699,700	23,167,487
Technip SA	78,400	5,577,445
Tenaris SA	953,889	19,845,773

		48,590,705

Oil, Gas & Consumable Fuels – 6.4%
BG Group PLC	1,459,824	25,515,363
China Coal Energy Co. – Class H	4,211,000	6,687,956
CNOOC Ltd.	3,455,000	5,408,043
Petroleo Brasileiro SA (ADR)	223,900	9,549,335
Suncor Energy, Inc. (Toronto)	479,100	13,846,636
Tullow Oil PLC	562,690	10,212,807

		71,220,140

		119,810,845

Information Technology – 10.3%
Computers & Peripherals – 1.4%
Toshiba Corp.(a)	3,205,000	16,031,751

Electronic Equipment, Instruments & Components – 3.8%
Hon Hai Precision Industry Co., Ltd.	4,264,350	16,887,216
LG Display Co., Ltd.	303,300	9,084,301
Nippon Electric Glass Co., Ltd.	1,290,000	16,708,648

		42,680,165

Internet Software & Services – 0.8%
Tencent Holdings Ltd.	472,800	9,248,342

IT Services – 0.8%
Infosys Technologies Ltd.	156,160	8,825,954

Semiconductors & Semiconductor Equipment – 2.8%
ASML Holding NV	528,700	16,266,742
Samsung Electronics Co., Ltd.	22,260	14,270,524

		30,537,266

Software – 0.7%
SAP AG	170,400	7,601,997

		114,925,475

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	101

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 8.0%
Automobiles – 3.7%
Honda Motor Co., Ltd.	509,100	$17,609,125
Suzuki Motor Corp.	394,900	8,398,154
Volkswagen AG (Preference Shares)	188,900	15,382,838

		41,390,117

Distributors – 0.3%
Li & Fung Ltd.	870,000	4,042,454

Hotels, Restaurants & Leisure – 2.3%
Carnival PLC	525,638	19,981,271
Ctrip.com International Ltd. (ADR)(a)	136,600	5,222,218

		25,203,489

Media – 1.7%
British Sky Broadcasting Group PLC	672,800	5,583,605
SES SA (FDR)	544,618	13,180,223

		18,763,828

		89,399,888

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.5%
Telefonica SA	703,449	16,496,196

Wireless Telecommunication Services – 0.2%
Vodafone Group PLC	1,024,400	2,213,571

		18,709,767

Utilities – 0.6%
Multi-Utilities – 0.6%
Centrica PLC	1,474,251	6,292,974

Total Common Stocks (cost $964,825,068)		1,080,117,101

WARRANTS – 0.1%
Information Technology – 0.1%
Electronic Equipment, Instruments & Components – 0.1%
Hon Hai Precision, Credit Suisse(a) (cost $778,900)	183,900	726,037

102	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,900,281)	15,900,281	$15,900,281

Total Investments – 98.7% (cost $981,504,249)		1,096,743,419
Other assets less liabilities – 1.3%		14,776,860

Net Assets – 100.0%		$1,111,520,279

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/15/10	119,045	$107,083,358	$106,545,019	$(538,339)
British Pound settling 3/15/10	33,298	53,238,840	50,768,191	(2,470,649)
British Pound settling 3/15/10	12,791	20,841,783	19,501,950	(1,339,833)
British Pound settling 3/15/10	27,986	45,412,882	42,669,187	(2,743,695)
British Pound settling 3/15/10	4,360	7,032,767	6,647,526	(385,241)
Canadian Dollar settling 3/15/10	3,645	3,437,479	3,464,096	26,617
Canadian Dollar settling 3/15/10	7,450	7,034,607	7,080,251	45,644
Euro settling 3/15/10	50,316	74,034,459	68,511,483	(5,522,976)
Japanese Yen settling 3/15/10	692,708	7,854,812	7,797,233	(57,579)
Japanese Yen settling 3/15/10	243,560	2,702,319	2,741,551	39,232
Japanese Yen settling 3/15/10	2,803,395	31,103,905	31,555,464	451,559
Japanese Yen settling 3/15/10	581,736	6,459,786	6,548,114	88,328
Japanese Yen settling 6/17/10	3,071,039	34,330,546	34,586,415	255,869
Japanese Yen settling 6/17/10	632,511	7,033,058	7,123,416	90,358
New Zealand Dollar settling 3/15/10	24,299	17,121,561	16,951,951	(169,610)
Norwegian Krone settling 3/15/10	273,279	47,160,733	46,218,559	(942,174)

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	103

International Growth Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 3/15/10	33,944	$5,945,387	$5,740,810	$(204,577)
Swedish Krona settling 3/15/10	334,325	47,007,916	46,892,267	(115,649)
Swedish Krona settling 3/15/10	50,774	7,140,707	7,121,537	(19,170)

Sale Contracts:
Australian Dollar settling 3/15/10	6,518	5,946,371	5,833,596	112,775
Australian Dollar settling 3/15/10	9,830	8,563,405	8,797,829	(234,424)
British Pound settling 3/15/10	115,753	188,552,377	176,484,188	12,068,189
British Pound settling 6/17/10	3,835	5,995,102	5,843,450	151,652
British Pound settling 6/17/10	3,384	5,213,796	5,156,254	57,542
Canadian Dollar settling 3/15/10	24,488	23,060,986	23,272,642	(211,656)
Euro settling 3/15/10	2,618	3,833,485	3,564,732	268,753
Euro settling 3/15/10	33,709	48,281,064	45,898,991	2,382,073
Euro settling 3/15/10	11,796	17,068,812	16,061,719	1,007,093
Euro settling 3/15/10	2,193	3,102,744	2,986,042	116,702
Euro settling 3/15/10	41,865	59,232,277	57,004,398	2,227,879
Euro settling 3/15/10	20,651	28,835,817	28,118,901	716,916
Euro settling 6/17/10	12,212	16,800,781	16,625,338	175,443
Euro settling 6/17/10	5,034	6,888,223	6,853,255	34,968
Japanese Yen settling 3/15/10	474,897	5,471,416	5,345,517	125,899
Japanese Yen settling 3/15/10	2,012,793	22,822,594	22,656,321	166,273
Japanese Yen settling 3/15/10	1,008,413	11,041,663	11,350,859	(309,196)
Norwegian Krone settling 3/15/10	15,700	2,648,368	2,655,277	(6,909)
Swiss Franc settling 3/15/10	52,943	51,683,978	49,287,606	2,396,372
Swiss Franc settling 3/15/10	5,118	4,962,284	4,764,633	197,651

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

104	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 100.0%
Financials – 20.4%
Commercial Banks – 6.2%
Associated Banc-Corp	536,200	$6,922,342
City National Corp.	88,000	4,392,960
Comerica, Inc.	194,000	6,999,520
Marshall & Ilsley Corp.	532,400	3,769,392
Umpqua Holdings Corp.	234,400	2,925,312
Umpqua Holdings Corp. (ADR)	51,600	637,260
Webster Financial Corp.	303,500	4,856,000
Whitney Holding Corp.	444,900	5,716,965

		36,219,751

Insurance – 6.0%
Arch Capital Group Ltd.(a)	50,100	3,706,398
Aspen Insurance Holdings Ltd.	190,500	5,383,530
Endurance Specialty Holdings Ltd.	151,900	5,842,074
Fidelity National Financial, Inc. – Class A	305,000	4,346,250
Reinsurance Group of America, Inc. – Class A	142,000	6,749,260
StanCorp Financial Group, Inc.	87,500	3,760,750
Unum Group	259,400	5,398,114

		35,186,376

Real Estate Investment Trusts (REITs) – 3.7%
Brandywine Realty Trust	378,100	4,238,501
CBL & Associates Properties, Inc.	391,300	4,652,557
Digital Realty Trust, Inc.	73,700	3,801,446
Sunstone Hotel Investors, Inc.(a)	431,401	3,856,725
Tanger Factory Outlet Centers	121,600	5,067,072

		21,616,301

Real Estate Management & Development – 1.5%
CB Richard Ellis Group, Inc. – Class A(a)	308,900	4,077,480
Jones Lang LaSalle, Inc.	75,700	4,821,333

		8,898,813

Thrifts & Mortgage Finance – 3.0%
Astoria Financial Corp.	299,642	3,976,249
First Niagara Financial Group, Inc.	484,818	6,806,845
Washington Federal, Inc.	354,250	6,904,332

		17,687,426

		119,608,667

Consumer Discretionary – 19.6%
Auto Components – 3.6%
Dana Holding Corp.(a)	543,500	6,179,595
Federal Mogul Corp.(a)	390,200	7,542,566
TRW Automotive Holdings Corp.(a)	276,200	7,421,494

		21,143,655

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	105

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.6%
Boyd Gaming Corp.(a)	416,300	$3,180,532
Darden Restaurants, Inc.	162,800	6,601,540
Royal Caribbean Cruises Ltd.(a)	188,600	5,331,722
Wyndham Worldwide Corp.	261,500	6,011,885

		21,125,679

Household Durables – 2.0%
NVR, Inc.(a)	5,475	3,877,942
Pulte Homes, Inc.(a)	309,700	3,354,051
Whirlpool Corp.	53,035	4,463,426

		11,695,419

Leisure Equipment & Products – 0.7%
Callaway Golf Co.	501,800	3,979,274

Media – 0.6%
CBS Corp. – Class B	258,500	3,357,915

Multiline Retail – 0.5%
JC Penney Co., Inc.	117,500	3,240,650

Specialty Retail – 7.6%
AnnTaylor Stores Corp.(a)	339,300	5,839,353
Dress Barn, Inc.(a)	237,600	5,906,736
Foot Locker, Inc.	544,400	7,060,868
Limited Brands, Inc.	279,100	6,170,901
Men’s Wearhouse, Inc. (The)	301,100	6,431,496
Office Depot, Inc.(a)	854,200	6,167,324
Signet Jewelers Ltd.(a)	241,924	6,969,831

		44,546,509

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	339,000	5,715,540

		114,804,641

Information Technology – 13.2%
Communications Equipment – 0.8%
CommScope, Inc.(a)	195,100	4,973,099

Computers & Peripherals – 2.2%
NCR Corp.(a)	330,700	4,173,434
SanDisk Corp.(a)	131,200	3,821,856
Western Digital Corp.(a)	134,500	5,195,735

		13,191,025

Electronic Equipment, Instruments & Components – 5.4%
Anixter International, Inc.(a)	153,700	6,415,438
Arrow Electronics, Inc.(a)	176,700	4,984,707
AU Optronics Corp. (Sponsored ADR)	461,524	4,786,004

106	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Avnet, Inc.(a)	186,000	$5,135,460
Flextronics International Ltd.(a)	763,500	5,313,960
Insight Enterprises, Inc.(a)	368,900	4,718,231

		31,353,800

IT Services – 1.9%
Amdocs Ltd.(a)	117,400	3,413,992
Convergys Corp.(a)	615,300	7,592,802

		11,006,794

Semiconductors & Semiconductor Equipment – 2.9%
Amkor Technology, Inc.(a)	506,000	3,046,120
Lam Research Corp.(a)	135,100	4,581,241
Siliconware Precision Industries Co. (Sponsored ADR)	809,800	4,729,232
Teradyne, Inc.(a)	437,600	4,371,624

		16,728,217

		77,252,935

Industrials – 11.8%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	111,700	3,909,500

Building Products – 0.6%
Masco Corp.	254,600	3,404,002

Electrical Equipment – 3.5%
AO Smith Corp.	106,000	4,801,800
EnerSys(a)	225,500	5,139,145
General Cable Corp.(a)	149,300	3,647,399
Thomas & Betts Corp.(a)	191,550	6,914,955

		20,503,299

Machinery – 3.2%
Briggs & Stratton Corp.	178,900	3,132,539
Gardner Denver, Inc.	86,500	3,772,265
Mueller Industries, Inc.	254,800	5,702,424
Terex Corp.(a)	310,000	6,035,700

		18,642,928

Professional Services – 1.1%
Kelly Services, Inc. – Class A(a)	403,200	6,342,336

Road & Rail – 1.7%
Con-way, Inc.	175,200	5,692,248
Hertz Global Holdings, Inc.(a)	442,900	4,163,260

		9,855,508

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	107

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	230,300	$6,653,367

		69,310,940

Energy – 9.5%
Energy Equipment & Services – 4.6%
Helix Energy Solutions Group, Inc.(a)	619,700	7,132,747
Helmerich & Payne, Inc.	119,700	4,850,244
Oil States International, Inc.(a)	163,300	7,025,166
Rowan Cos., Inc.(a)	304,500	7,923,090

		26,931,247

Oil, Gas & Consumable Fuels – 4.9%
Cimarex Energy Co.	126,400	7,553,664
Forest Oil Corp.(a)	267,700	7,254,670
Mariner Energy, Inc.(a)	406,025	6,098,495
Patriot Coal Corp.(a)	203,666	3,393,076
Whiting Petroleum Corp.(a)	54,500	4,079,325

		28,379,230

		55,310,477

Materials – 8.8%
Chemicals – 4.1%
Arch Chemicals, Inc.	167,600	5,173,812
Cytec Industries, Inc.	144,900	6,182,883
Huntsman Corp.	388,600	5,335,478
Rockwood Holdings, Inc.(a)	291,100	6,983,489

		23,675,662

Containers & Packaging – 1.1%
Owens-Illinois, Inc.(a)	123,200	3,651,648
Sonoco Products Co.	99,500	2,943,210

		6,594,858

Metals & Mining – 3.6%
AK Steel Holding Corp.	144,400	3,108,932
Commercial Metals Co.	432,200	7,088,080
Reliance Steel & Aluminum Co.	140,100	6,212,034
Steel Dynamics, Inc.	284,900	4,652,417

		21,061,463

		51,331,983

Consumer Staples – 6.7%
Beverages – 1.1%
Constellation Brands, Inc. – Class A(a)	419,494	6,309,190

Food & Staples Retailing – 0.8%
Supervalu, Inc.	308,900	4,716,903

Food Products – 3.9%
Bunge Ltd.	78,500	4,677,815
Dean Foods Co.(a)	282,900	4,127,511

108	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Del Monte Foods Co.	319,700	$3,746,884
Smithfield Foods, Inc.(a)	369,900	6,365,979
Tyson Foods, Inc. – Class A	246,600	4,202,064

		23,120,253

Tobacco – 0.9%
Universal Corp.	99,200	5,262,560

		39,408,906

Utilities – 6.0%
Electric Utilities – 2.9%
Northeast Utilities	138,600	3,548,160
Pepco Holdings, Inc.	403,700	6,790,234
Portland General Electric Co.	355,725	6,399,493

		16,737,887

Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	456,000	1,938,000

Multi-Utilities – 2.8%
CMS Energy Corp.	455,600	6,957,012
NiSource, Inc.	347,000	5,211,940
Wisconsin Energy Corp.	82,200	3,980,946

		16,149,898

		34,825,785

Health Care – 4.0%
Health Care Equipment & Supplies – 1.0%
Teleflex, Inc.	96,400	5,874,616

Health Care Providers & Services – 3.0%
AMERIGROUP Corp.(a)	138,800	3,647,664
Community Health Systems, Inc.(a)	156,100	5,349,547
LifePoint Hospitals, Inc.(a)	171,878	5,242,279
Molina Healthcare, Inc.(a)	156,925	3,355,056

		17,594,546

		23,469,162

Total Investments – 100.0% (cost $512,638,947)		585,323,496
Other assets less liabilities – 0.0%		46,969

Net Assets – 100.0%		$585,370,465

(a)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	109

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Information Technology – 22.6%
Communications Equipment – 4.3%
Blue Coat Systems, Inc.(a)	321,600	$9,319,968
F5 Networks, Inc.(a)	154,500	8,621,100
Riverbed Technology, Inc.(a)	249,600	6,801,600

		24,742,668

Internet Software & Services – 1.8%
VistaPrint NV(a)	185,300	10,695,516

IT Services – 2.7%
Alliance Data Systems Corp.(a)	111,900	6,203,736
Cybersource Corp.(a)	567,200	9,716,136

		15,919,872

Semiconductors & Semiconductor Equipment – 7.3%
Atheros Communications, Inc.(a)	155,500	5,580,895
Fairchild Semiconductor International, Inc.(a)	641,500	6,620,280
Hittite Microwave Corp.(a)	123,400	5,150,716
ON Semiconductor Corp.(a)	997,100	7,936,916
RF Micro Devices, Inc.(a)	974,600	4,103,066
Skyworks Solutions, Inc.(a)	439,800	6,715,746
Teradyne, Inc.(a)	668,800	6,681,312

		42,788,931

Software – 6.5%
Concur Technologies, Inc.(a)	82,900	3,261,286
Informatica Corp.(a)	193,800	4,945,776
Red Hat, Inc.(a)	270,300	7,581,915
SolarWinds, Inc.(a)	311,000	5,849,910
Sybase, Inc.(a)	177,900	7,896,981
TIBCO Software, Inc.(a)	919,700	8,433,649

		37,969,517

		132,116,504

Consumer Discretionary – 22.0%
Distributors – 1.5%
LKQ Corp.(a)	468,600	8,973,690

Diversified Consumer Services – 1.9%
Strayer Education, Inc.	47,600	10,797,108

Hotels, Restaurants & Leisure – 4.2%
Chipotle Mexican Grill, Inc.(a)	63,900	6,690,969
Orient-Express Hotels Ltd. – Class A(a)	708,400	8,097,012
Panera Bread Co. – Class A(a)	95,200	6,929,608
Wyndham Worldwide Corp.	128,100	2,945,019

		24,662,608

110	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 2.0%
Tempur-Pedic International, Inc.(a)	417,600	$11,859,840

Internet & Catalog Retail – 1.6%
NetFlix, Inc.(a)	142,200	9,392,310

Media – 2.9%
Lamar Advertising Co.(a)	260,400	7,832,832
National CineMedia, Inc.	571,300	9,192,217

		17,025,049

Multiline Retail – 2.1%
Dollar Tree, Inc.(a)	221,500	12,346,410

Specialty Retail – 4.3%
CarMax, Inc.(a)	328,200	6,626,358
Dick’s Sporting Goods, Inc.(a)	375,100	9,126,183
J Crew Group, Inc.(a)	173,400	7,296,672
Williams-Sonoma, Inc.	89,800	1,927,108

		24,976,321

Textiles, Apparel & Luxury Goods – 1.5%
Carter’s, Inc.(a)	294,000	8,426,040

		128,459,376

Health Care – 19.1%
Biotechnology – 8.1%
Alexion Pharmaceuticals, Inc.(a)	140,500	6,957,560
Dendreon Corp.(a)	171,500	5,355,945
Human Genome Sciences, Inc.(a)	234,400	6,598,360
Ironwood Pharmaceuticals, Inc.(a)	162,500	2,112,500
Medivation, Inc.(a)	53,000	1,908,530
Onyx Pharmaceuticals, Inc.(a)	152,100	4,222,296
OSI Pharmaceuticals, Inc.(a)	97,800	3,620,556
Regeneron Pharmaceuticals, Inc.(a)	141,200	3,453,752
Seattle Genetics, Inc.(a)	158,200	1,613,640
United Therapeutics Corp.(a)	115,800	6,648,078
Vertex Pharmaceuticals, Inc.(a)	109,500	4,446,795

		46,938,012

Health Care Equipment & Supplies – 4.2%
Edwards Lifesciences Corp.(a)	72,800	6,685,224
Masimo Corp.(a)	202,900	5,618,301
NuVasive, Inc.(a)	109,800	4,386,510
ResMed, Inc.(a)	138,500	7,905,580

		24,595,615

Health Care Providers & Services – 4.3%
Emergency Medical Services Corp.(a)	172,600	8,985,556
HMS Holdings Corp.(a)	201,100	9,258,644

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	111

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Magellan Health Services, Inc.(a)	166,600	$6,983,872

		25,228,072

Health Care Technology – 0.1%
athenahealth, Inc.(a)	21,600	795,744

Life Sciences Tools & Services – 1.3%
QIAGEN NV(a)	353,900	7,718,559

Pharmaceuticals – 1.1%
Medicis Pharmaceutical Corp.	287,900	6,477,750

		111,753,752

Industrials – 17.3%
Aerospace & Defense – 0.9%
Hexcel Corp.(a)	498,000	5,487,960

Air Freight & Logistics – 1.1%
Expeditors International of Washington, Inc.	170,400	6,214,488

Building Products – 0.8%
Simpson Manufacturing Co., Inc.	184,800	4,542,384

Electrical Equipment – 2.9%
AMETEK, Inc.	226,400	8,838,656
Baldor Electric Co.	267,200	8,395,424

		17,234,080

Machinery – 7.6%
Actuant Corp. – Class A	358,400	6,490,624
Bucyrus International, Inc. – Class A	171,500	10,729,040
IDEX Corp.	209,375	6,490,625
Joy Global, Inc.	153,755	7,810,754
Lincoln Electric Holdings, Inc.	158,900	7,579,530
Valmont Industries, Inc.	70,400	5,012,480

		44,113,053

Marine – 0.8%
Kirby Corp.(a)	137,600	4,542,176

Professional Services – 0.9%
Resources Connection, Inc.(a)	301,700	5,140,968

Road & Rail – 2.3%
Genesee & Wyoming, Inc. – Class A(a)	155,000	4,936,750
Knight Transportation, Inc.	297,800	5,881,550
RailAmerica, Inc.(a)	236,700	2,802,528

		13,620,828

		100,895,937

112	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 6.5%
Energy Equipment & Services – 4.0%
Complete Production Services, Inc.(a)	474,300	$6,621,228
FMC Technologies, Inc.(a)	113,300	6,364,061
Oceaneering International, Inc.(a)	79,700	4,817,865
Superior Energy Services, Inc.(a)	259,500	5,363,865

		23,167,019

Oil, Gas & Consumable Fuels – 2.5%
Cabot Oil & Gas Corp.	142,100	5,703,894
Concho Resources, Inc.(a)	100,900	4,686,805
Newfield Exploration Co.(a)	83,900	4,284,773

		14,675,472

		37,842,491

Financials – 6.4%
Capital Markets – 4.8%
Affiliated Managers Group, Inc.(a)	99,050	7,045,426
Greenhill & Co., Inc.	100,420	7,175,009
Lazard Ltd. – Class A	194,100	6,974,013
Stifel Financial Corp.(a)	126,600	6,925,020

		28,119,468

Commercial Banks – 0.5%
PrivateBancorp, Inc.	228,800	2,974,400

Thrifts & Mortgage Finance – 1.1%
People’s United Financial, Inc.	406,900	6,416,813

		37,510,681

Telecommunication Services – 2.3%
Diversified Telecommunication Services – 1.1%
tw telecom, Inc.(a)	416,400	6,616,596

Wireless Telecommunication Services – 1.2%
SBA Communications Corp. – Class A(a)	197,800	6,994,208

		13,610,804

Materials – 1.8%
Chemicals – 1.8%
Airgas, Inc.	62,700	4,021,578
Solutia, Inc.(a)	455,000	6,401,850

		10,423,428

Consumer Staples – 1.3%
Food Products – 1.3%
Green Mountain Coffee Roasters, Inc.(a)	86,450	7,295,516

Total Common Stocks (cost $475,814,533)		579,908,489

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	113

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.0%
Investment Companies – 1.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(b) (cost $5,761,846)	5,761,846	$5,761,846

Total Investments – 100.3% (cost $481,576,379)		585,670,335
Other assets less liabilities – (0.3)%		(1,872,822)

Net Assets – 100.0%		$583,797,513

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

114	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 28.3%
Treasuries – 28.3%
United States – 28.3%
U.S. Treasury Notes 0.75%, 11/30/11	$101,920	$102,067,274
1.375%, 9/15/12	88,287	88,893,973
1.75%, 8/15/12	76,037	77,343,924
2.375%, 8/31/14	19,760	20,037,865
2.75%, 7/31/10	8,000	8,086,248
4.00%, 11/15/12	42,638	45,889,148

Total Governments - Treasuries (cost $340,497,197)		342,318,432

CORPORATES - INVESTMENT GRADES – 23.4%
Industrial – 14.7%
Basic – 0.9%
Ei Du Pont De Nemours & Co. 3.25%, 1/15/15	4,719	4,763,094
Praxair, Inc. 3.25%, 9/15/15	5,520	5,578,772

		10,341,866

Capital Goods – 1.2%
Boeing Capital Corp. 3.25%, 10/27/14	5,932	6,032,809
General Dynamics Corp. 1.80%, 7/15/11	5,637	5,712,175
John Deere Capital Corp. 5.25%, 10/01/12	2,735	2,981,262

		14,726,246

Communications - Telecommunications – 1.1%
AT&T, Inc. 4.85%, 2/15/14	4,875	5,256,976
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	5,160	5,840,754
Verizon Global Funding Corp. 7.375%, 9/01/12	2,142	2,436,745

		13,534,475

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 8.00%, 6/15/10	3,495	3,563,303

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	115

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
The Walt Disney Co. 4.50%, 12/15/13	$3,624	$3,940,814

Consumer Cyclical - Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	3,595	3,858,639

Consumer Cyclical - Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	2,740	2,964,340
Wal-Mart Stores, Inc. 4.55%, 5/01/13	3,500	3,794,109

		6,758,449

Consumer Non-Cyclical – 5.0%
Abbott Laboratories 5.15%, 11/30/12	2,717	2,978,071
Amgen, Inc. 4.85%, 11/18/14	2,760	3,028,291
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,710,822
Baxter FinCo BV 4.75%, 10/15/10	3,432	3,526,661
Bottling Group LLC 5.00%, 11/15/13	3,599	3,903,821
6.95%, 3/15/14	3,290	3,835,972
Campbell Soup Co. 6.75%, 2/15/11	3,460	3,666,725
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	3,675	3,926,558
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	1,049	1,079,869
Diageo Finance BV 3.25%, 1/15/15	8,859	8,944,073
Genentech, Inc. 4.40%, 7/15/10	1,910	1,938,579
Merck & Co., Inc. 4.00%, 6/30/15	2,850	3,027,834
Pepsico, Inc. 4.65%, 2/15/13	2,802	3,029,223
Procter & Gamble Co. 3.15%, 9/01/15	11,035	11,366,547
4.60%, 1/15/14	3,485	3,768,090

		60,731,136

116	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 2.4%
Apache Corp. 5.25%, 4/15/13	$2,890	$3,138,011
Chevron Corp. 3.95%, 3/03/14	3,665	3,889,067
ConocoPhillips 4.75%, 2/01/14	3,650	3,956,746
Shell International Finance BV 3.25%, 9/22/15	5,924	6,007,356
Statoil ASA 2.90%, 10/15/14	5,952	6,046,512
Total Capital SA 3.125%, 10/02/15	6,016	6,022,636

		29,060,328

Services – 0.4%
The Western Union Co. 5.40%, 11/17/11	4,980	5,316,304

Technology – 2.2%
Cisco Systems, Inc. 2.90%, 11/17/14	1,765	1,797,695
5.25%, 2/22/11	1,866	1,949,393
Dell, Inc. 3.375%, 6/15/12	2,134	2,223,359
Hewlett-Packard Co. 2.95%, 8/15/12	1,408	1,462,957
International Business Machine 2.10%, 5/06/13	12,055	12,167,931
Oracle Corp. 3.75%, 7/08/14	4,116	4,312,737
5.00%, 1/15/11	2,062	2,140,610

		26,054,682

		177,886,242

Financial Institutions – 8.0%
Banking – 5.4%
Bank of America Corp. 4.50%, 8/01/10	3,805	3,860,119
The Bank of New York Mellon Corp. 4.30%, 5/15/14	1,785	1,897,260
BB&T Corp. 3.375%, 9/25/13	3,505	3,594,759
Citigroup, Inc. 6.375%, 8/12/14	2,864	3,039,557
The Goldman Sachs Group, Inc. 3.625%, 8/01/12	3,210	3,330,282
4.75%, 7/15/13	2,844	3,003,156

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	117

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase & Co. 7.875%, 6/15/10	$4,685	$4,775,730
Morgan Stanley 6.00%, 5/13/14	5,650	6,111,176
PNC Funding Corp. 4.25%, 9/21/15	5,755	5,878,917
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,304,105
State Street Corp. 4.30%, 5/30/14	3,015	3,171,129
UnionBanCal Corp. 5.25%, 12/16/13	5,212	5,615,185
US Bancorp 4.20%, 5/15/14	3,822	4,033,288
Wells Fargo & Co. Series I 3.75%, 10/01/14	5,874	5,944,852
Westpac Banking Corp. 4.20%, 2/27/15	5,712	5,892,573

		65,452,088

Finance – 0.6%
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,926,714
8.00%, 7/15/10	2,923	2,999,095

		7,925,809

Insurance – 1.7%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	12,145	12,264,871
Met Life Global Funding I 2.875%, 9/17/12(a)	7,700	7,844,121

		20,108,992

Other Finance – 0.3%
ORIX Corp. 5.48%, 11/22/11	3,130	3,213,061

		96,699,950

Utility – 0.7%
Electric – 0.7%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	5,790	5,979,953
The Southern Co. 4.15%, 5/15/14	2,001	2,111,905

		8,091,858

Total Corporates - Investment Grades (cost $274,624,826)		282,678,050

118	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 18.9%
Autos - Fixed Rate – 6.8%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(a)	$11,000	$11,250,815
Series 2009-2A, Class A4 3.03%, 10/15/16(a)	8,610	8,878,658
Series 2009-3A, Class A4 2.67%, 12/15/16(a)	12,380	12,609,767
BMW Vehicle Lease Trust Series 2009-1, Class A3 2.91%, 3/15/12	8,144	8,306,145
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	6,418	6,539,297
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	3,420	3,481,950
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16	7,560	7,648,745
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	6,335	6,548,151
Series 2009-B, Class A3 2.07%, 1/15/15	5,515	5,592,281
Series 2009-B, Class A4 2.65%, 1/15/15	10,555	10,801,156

		81,656,965

Credit Cards - Floating Rate – 3.8%
Chase Issuance Trust Series 2007-A1, Class A1 0.252%, 3/15/13(b)	4,825	4,815,685
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.982%, 8/15/18(a)(b)+	14,000	14,450,755
Series 2009-A8, Class A8 2.333%, 5/16/16(a)(b)	8,400	8,482,611
Discover Card Master Trust Series 2009-A1, Class A1 1.531%, 12/15/14(b)+	11,000	11,144,019
Series 2010-A1, Class A1 0.881%, 9/15/15(b)	7,206	7,172,822

		46,065,892

Other ABS - Fixed Rate – 2.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,600	1,549,262

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	119

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

John Deere Owner Trust Series 2009-A, Class A3 2.59%, 10/15/13	$4,510	$4,585,381
Series 2009-A, Class A4 3.96%, 5/16/16	3,390	3,580,353
Series 2009-B, Class A4 2.33%, 5/16/16	8,875	8,959,472
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	5,805	5,923,222

		24,597,690

Home Equity Loans - Floating Rate – 1.5%
ACE Securities Corp. Series 2003-OP1, Class A2 0.589%, 12/25/33(b)	18	12,737
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.129%, 5/25/37(b)	1,200	40,577
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(b)	1,402	1,220,800
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.519%, 6/25/34(b)	61	39,964
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.509%, 1/20/36(b)	1,340	1,094,789
Home Equity Mortgage Trust Series 2005-3, Class M1 1.039%, 11/25/35(b)	27	26,265
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.389%, 7/20/36(b)	2,800	2,572,405
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.389%, 7/25/37(b)	3,350	2,015,702
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.429%, 6/25/37(a)(b)	3,660	1,333,038
Lehman XS Trust Series 2005-2, Class 1M1 0.729%, 8/25/35(b)	5,000	105,848
Series 2006-1, Class 1M1 0.679%, 2/25/36(b)	4,000	59,106

120	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.349%, 4/25/37(b)	$895	$861,256
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.359%, 6/25/37(b)	3,100	1,988,432
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.359%, 4/25/37(b)	2,377	1,682,054
Novastar Home Loan Equity Series 2007-2, Class M1 0.529%, 9/25/37(b)	4,935	153,227
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.329%, 7/25/36(b)	2,491	1,669,108
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(c)	825	800,529
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.359%, 7/25/37(b)	4,185	1,964,704
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.679%, 6/25/36(b)	2,000	575,378

		18,215,919

Autos - Floating Rate – 1.4%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.299%, 4/20/13(b)	4,360	4,326,191
Wheels SPV LLC Series 2009-1, Class A 1.782%, 3/15/18(a)(b)+	12,201	12,364,481

		16,690,672

Credit Cards - Fixed Rate – 1.2%
BA Credit Card Trust Series 2006-A16, Class A16 4.72%, 5/15/13	4,600	4,741,198
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	9,625	9,720,407

		14,461,605

Other ABS - Floating Rate – 1.2%
CNH Wholesale Master Note Trust Series 2009-1A, Class A 1.931%, 7/15/15(a)(b)+	14,000	14,341,677

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	121

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Petra CRE CDO Ltd. Series 2007-1A, Class C 1.329%, 2/25/47(a)(b)	$1,865	$18,650

		14,360,327

Home Equity Loans - Fixed Rate – 1.0%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,767	2,467,779
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	6	5,716
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	2,646	1,042,736
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,638,585
Series 2005-CB4, Class AF2 4.751%, 8/25/35	708	682,681
Series 2005-RP2, Class AF2 5.75%, 9/25/35(a)	713	688,754
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,285	1,188,748
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(a)	3,384	3,034,862
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	2	2,401
Series 2006-5, Class A1 5.50%, 1/25/37	2,395	289,330
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(d)(e)	35	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(f)	9,431	1,493,363

		12,534,955

Total Asset-Backed Securities (cost $258,208,006)		228,584,025

MORTGAGE PASS-THRU’S – 17.8%
Agency Fixed Rate 30-Year – 9.7%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37	3,092	3,313,023
6.50%, 12/01/33	8,197	8,983,785

122	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2007 6.50%, 10/01/37	$46,595	$49,873,567
Series 2008 6.00%, 8/01/38	13,358	14,185,322
6.50%, 12/01/28-7/01/35	23,881	25,781,086
Government National Mortgage Association Series 2008 6.50%, 9/15/38	14,673	15,773,144

		117,909,927

Agency ARMS – 7.5%
Federal Home Loan Mortgage Corp. Series 2005 4.422%, 5/01/35(c)	4,650	4,833,604
Series 2007 5.918%, 11/01/36(b)	6,420	6,769,120
6.071%, 1/01/37(b)	5,960	6,283,556
Federal National Mortgage Association Series 2003 4.807%, 12/01/33(c)	1,452	1,524,056
Series 2005 4.545%, 2/01/35(b)	7,623	7,832,822
4.667%, 10/01/35(c)	4,379	4,583,153
5.333%, 1/01/36(c)	3,198	3,335,291
Series 2006 2.91%, 1/01/36(c)	11,502	11,816,626
5.49%, 5/01/36(b)	6,131	6,349,830
5.66%, 7/01/36(c)	5,282	5,515,221
5.81%, 11/01/36(b)	9,364	9,873,564
Series 2007 4.377%, 11/01/35(b)	6,718	7,005,311
5.533%, 2/01/37(b)	6,721	7,086,057
6.415%, 1/01/37(b)	3,843	4,052,211
Series 2009 4.788%, 7/01/38(c)	3,545	3,710,726

		90,571,148

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13-12/01/13	25	27,164
Series 2001 6.00%, 11/01/16	128	137,540
Series 2002 6.00%, 12/01/17	74	79,663
Series 2005 6.00%, 6/01/17-6/01/20	245	263,238

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	123

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 6.00%, 5/01/21-1/01/22	$4,628	$4,981,176
Series 2007 6.00%, 2/01/22	1,196	1,284,799

		6,773,580

Total Mortgage Pass-Thru’s (cost $208,322,696)		215,254,655

AGENCIES – 5.6%
Agency Debentures – 5.6%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	8,760	8,946,947
Citigroup, Inc. – FDIC Insured 1.875%, 5/07/12	18,659	18,947,020
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	13,670	14,311,191
JP Morgan Chase & Co. – FDIC Insured 3.125%, 12/01/11	10,565	10,981,906
Morgan Stanley – FDIC Insured 2.25%, 3/13/12	6,000	6,138,144
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	7,493	7,771,635

Total Agencies (cost $65,188,211)		67,096,843

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.9%
Non-Agency Fixed Rate CMBS – 2.4%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,683,083
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	14,424,752
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	5,876,978
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.951%, 7/15/44	10,000	2,681,905

		28,666,718

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.542%, 3/15/22(a)(b)	2,500	2,005,567

124	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.332%, 4/15/17(a)(b)	$279	$279,392
Series 2005-FL11, Class D 0.572%, 11/15/17(a)(b)	1,127	980,133
Series 2007-FL14, Class C 0.532%, 6/15/22(a)(b)	3,874	2,510,644
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.702%, 10/15/21(a)(b)	4,900	2,460,731
Series 2007-TFLA, Class A2 0.352%, 2/15/22(a)(b)	8,000	6,529,405
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.542%, 10/15/17(a)(b)	2,400	2,332,227
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.629%, 9/15/21(a)(b)	2,600	905,971
Series 2007-WHL8, Class E 0.632%, 6/15/20(a)(b)	2,725	849,414

		18,853,484

Total Commercial Mortgage-Backed Securities (cost $63,864,455)		47,520,202

CMOS – 2.4%
Non-Agency Floating Rate – 1.1%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.699%, 2/25/36(b)	4,155	62,325
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.799%, 9/25/45(b)	79	38,561
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.331%, 11/25/46(b)	2,030	874,295
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.709%, 2/25/35(b)	130	33,794
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.419%, 8/25/47(b)	2,561	1,288,059

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	125

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Homebanc Mortgage Trust Series 2005-4, Class A2 0.559%, 10/25/35(b)	$3,206	$1,460,666
Lehman XS Trust Series 2007-2N, Class M1 0.569%, 2/25/37(b)	3,602	9,803
MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.459%, 4/25/29(b)	95	80,089
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.74%, 2/25/42(a)(b)	3,267	3,083,553
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.429%, 7/20/36(b)	3,055	2,472,791
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.459%, 5/25/35(b)	137	111,840
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.559%, 10/19/34(b)	656	556,473
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 1.431%, 9/25/46(b)	3,215	1,859,463
Series 2006-AR4, Class 1A1B 1.411%, 5/25/46(b)	1,260	465,932
Series 2006-AR9, Class 1AB2 3.115%, 8/25/46(b)	3,449	1,125,635

		13,523,279

Non-Agency Fixed Rate – 0.5%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,022	954,646
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	5,054	4,892,789

		5,847,435

Agency Fixed Rate – 0.5%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	2,380	2,408,350
Series 2006-50, Class PA 5.00%, 4/25/27	3,349	3,420,967

		5,829,317

126	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.2%
Federal National Mortgage Association Series 2003-52, Class FV 1.229%, 5/25/31(b)	$1,283	$1,290,892
Series 2003-W13, Class AV2 0.509%, 10/25/33(b)	268	232,974
Freddie Mac Reference REMIC Series R008, Class FK 0.631%, 7/15/23(b)	1,116	1,102,014

		2,625,880

Non-Agency ARMS – 0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.158%, 2/25/36(c)	2,883	1,526,720

Total CMOs (cost $48,324,794)		29,352,631

	Shares
SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(g)	25,106,124	25,106,124

	Principal Amount (000)
Treasury Bills – 1.6%
U.S. Treasury Bills Zero Coupon, 3/25/10	$20,000	19,999,440

Certificates of Deposit – 1.1%
Royal Bank of Canada NY 2.25%, 3/15/13	12,810	12,802,935

Total Short-Term Investments (cost $57,908,499)		57,908,499

Total Investments – 105.1% (cost $1,316,938,684)		1,270,713,337
Other assets less liabilities – (5.1)%		(61,392,813)

Net Assets – 100.0%		$1,209,320,524

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	127

Short Duration Bond Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	2,200	June 2010	$477,067,053	$478,362,500	$1,295,447

Sold Contracts
U.S. T-Note 10 Yr Futures	194	June 2010	22,459,665	22,791,969	(332,304)
U.S. T-Note 5 Yr Futures	2,064	June 2010	237,130,184	239,295,000	(2,164,816)

					$(1,201,673)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $121,078,380 or 10.0% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(c)	Variable rate coupon, rate shown as of February 28, 2010.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of February 28, 2010, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	$35,213	$0	0.0%

(e)	Fair valued.

(f)	IO – Interest Only

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end. The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the fund’s total exposure to subprime investments was 3.94% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

+	Position, or a portion thereof, has been segregrated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $66,725,684.

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

REMIC – Real Estate Mortgage Investment Conduit

See notes to financial statements.

128	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 33.2%
Industrial – 16.1%
Basic – 2.3%
ArcelorMittal 6.125%, 6/01/18	$3,570	$3,693,708
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	3,132	3,674,491
Celulosa Arauco Y Constitucion 8.625%, 8/15/10	999	1,029,539
The Dow Chemical Co. 7.375%, 11/01/29	200	216,907
8.55%, 5/15/19	4,115	4,974,677
Eastman Chemical 5.50%, 11/15/19	686	706,192
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	1,539	1,725,967
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	2,885	3,130,225
International Paper Co. 5.30%, 4/01/15	2,625	2,785,884
7.50%, 8/15/21	797	902,742
Packaging Corp. of America 5.75%, 8/01/13	1,329	1,441,057
PPG Industries, Inc. 5.75%, 3/15/13	3,190	3,477,378
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	3,260	3,675,542

		31,434,309

Capital Goods – 1.0%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	299	310,365
John Deere Capital Corp. 5.25%, 10/01/12	2,660	2,899,509
Lafarge SA 6.15%, 7/15/11	2,204	2,310,859
Republic Services, Inc. 5.25%, 11/15/21(a)	1,213	1,226,336
5.50%, 9/15/19(a)	1,768	1,829,876
Tyco International Finance SA 6.00%, 11/15/13	1,250	1,391,885
8.50%, 1/15/19	1,265	1,585,794
United Technologies Corp. 4.875%, 5/01/15	1,591	1,745,548

		13,300,172

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	129

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 1.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	$3,710	$4,082,269
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	2,746	3,673,601
Comcast Corp. 5.50%, 3/15/11	2,767	2,890,685
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	1,200	1,254,484
News America Holdings, Inc. 9.25%, 2/01/13	670	792,613
News America, Inc. 6.55%, 3/15/33	1,383	1,445,459
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	1,345	1,682,951
RR Donnelley & Sons Co. 4.95%, 4/01/14	710	713,353
Time Warner Cable, Inc. 7.50%, 4/01/14	1,325	1,545,945
Time Warner Entertainment Co. 8.375%, 3/15/23	2,680	3,273,647
WPP Finance UK 5.875%, 6/15/14	376	398,266
8.00%, 9/15/14	2,616	3,017,402

		24,770,675

Communications - Telecommunications – 2.7%
AT&T Corp. 8.00%, 11/15/31(b)	295	360,673
British Telecommunications PLC 9.125%, 12/15/10(b)	3,066	3,257,616
Embarq Corp. 7.082%, 6/01/16	3,780	4,166,834
Pacific Bell Telephone Co. 6.625%, 10/15/34	6,250	6,420,544
Qwest Corp. 7.50%, 10/01/14	3,270	3,482,550
8.875%, 3/15/12(b)	660	715,275
Telecom Italia Capital SA 6.175%, 6/18/14	2,510	2,734,201
6.375%, 11/15/33	375	359,292
US Cellular Corp. 6.70%, 12/15/33	4,720	4,675,066

130	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$2,540	$2,751,592
5.25%, 4/15/13	2,310	2,523,164
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	2,259	2,416,161
Vodafone Group PLC 5.50%, 6/15/11	3,015	3,180,906

		37,043,874

Consumer Cyclical - Automotive – 0.5%
Daimler Finance North America LLC 5.75%, 9/08/11	1,105	1,170,959
7.30%, 1/15/12	1,178	1,286,047
7.75%, 1/18/11	437	462,349
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	1,440	1,498,169
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	2,530	2,562,925

		6,980,449

Consumer Cyclical - Entertainment – 0.6%
Time Warner, Inc. 6.875%, 5/01/12	2,130	2,350,102
7.625%, 4/15/31	2,810	3,273,984
Viacom, Inc. 5.625%, 9/15/19	2,895	3,061,642

		8,685,728

Consumer Cyclical - Other – 0.7%
Marriott International, Inc. Series J 5.625%, 2/15/13	4,120	4,336,172
MDC Holdings, Inc. 5.50%, 5/15/13	4,540	4,716,475

		9,052,647

Consumer Non-Cyclical – 2.9%
Altria Group, Inc. 9.70%, 11/10/18	1,675	2,106,421
Baxter FinCo BV 4.75%, 10/15/10	2,678	2,751,865
Bottling Group LLC 6.95%, 3/15/14	2,315	2,699,172
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	1,711	1,770,669
5.875%, 5/15/13	2,720	2,892,598

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	131

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	$3,480	$3,709,955
Campbell Soup Co. 6.75%, 2/15/11	2,205	2,336,742
ConAgra Foods, Inc. 7.875%, 9/15/10	68	70,543
Delhaize Group SA 5.875%, 2/01/14	775	854,475
Diageo Capital PLC 7.375%, 1/15/14	2,340	2,755,553
Fisher Scientific International, Inc. 6.125%, 7/01/15	2,336	2,429,440
Fortune Brands, Inc. 4.875%, 12/01/13	2,016	2,108,998
The Kroger Co. 6.80%, 12/15/18	2,175	2,476,879
Pepsico, Inc. 4.65%, 2/15/13	2,505	2,708,138
Pfizer, Inc. 5.35%, 3/15/15	2,620	2,912,429
The Procter & Gamble Co. 4.70%, 2/15/19	2,607	2,705,388
Safeway, Inc. 6.50%, 3/01/11	453	477,431
Wyeth 5.50%, 2/01/14	2,212	2,461,109

		40,227,805

Energy – 1.9%
Amerada Hess Corp. 7.875%, 10/01/29	1,793	2,174,714
Anadarko Petroleum Corp. 5.95%, 9/15/16	3,050	3,334,827
6.45%, 9/15/36	877	919,451
Apache Corp. 5.25%, 4/15/13	1,455	1,579,864
Baker Hughes, Inc. 6.50%, 11/15/13	1,300	1,499,346
Canadian Natural Resources Ltd. 5.15%, 2/01/13	1,220	1,313,371
Marathon Oil Corp. 7.50%, 2/15/19	995	1,159,569
Nabors Industries, Inc. 9.25%, 1/15/19	2,995	3,743,310
Noble Energy, Inc. 8.25%, 3/01/19	2,858	3,468,726
The Premcor Refining Group, Inc. 7.50%, 6/15/15	2,115	2,167,875

132	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Valero Energy Corp 6.125%, 2/01/20	$1,635	$1,645,698
Weatherford International Ltd. 5.15%, 3/15/13	1,600	1,702,187
9.625%, 3/01/19	1,540	1,962,026

		26,670,964

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	2,260	2,291,075

Technology – 1.2%
Cisco Systems, Inc. 5.25%, 2/22/11	2,470	2,580,387
Computer Sciences Corp. 5.50%, 3/15/13	2,290	2,482,926
Dell, Inc. 5.625%, 4/15/14	1,645	1,821,752
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	3,850	4,316,847
Motorola, Inc. 6.50%, 9/01/25	1,800	1,760,700
7.50%, 5/15/25	290	309,604
7.625%, 11/15/10	146	151,741
Oracle Corp. 5.00%, 1/15/11	2,480	2,574,545
Xerox Corp. 8.25%, 5/15/14	310	365,128

		16,363,630

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14	1,695	1,765,497
5.75%, 12/15/16	1,115	1,149,037

		2,914,534

Transportation - Services – 0.1%
Con-way, Inc. 6.70%, 5/01/34	2,269	2,048,920

		221,784,782

Financial Institutions – 13.2%
Banking – 7.6%
American Express Co. 7.25%, 5/20/14	1,900	2,166,044
8.125%, 5/20/19	2,785	3,369,666
ANZ National International Ltd. 6.20%, 7/19/13(a)	1,890	2,096,766

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	133

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bank of America Corp. 4.875%, 1/15/13	$4,230	$4,439,305
7.625%, 6/01/19	1,700	1,922,452
Series L 5.65%, 5/01/18	1,400	1,396,486
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11	170	182,207
Barclays Bank PLC 8.55%, 6/15/11(a)(c)	961	936,975
The Bear Stearns Co., Inc. 5.55%, 1/22/17	5,410	5,618,442
Citigroup, Inc. 5.50%, 4/11/13	2,900	3,035,563
6.50%, 8/19/13	2,770	2,979,534
8.50%, 5/22/19	2,750	3,173,382
Compass Bank 5.50%, 4/01/20	4,989	4,696,465
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	1,151	1,185,521
Credit Suisse USA, Inc. 5.50%, 8/15/13	1,128	1,240,962
Deutsche Bank AG London 5.00%, 10/12/10	2,730	2,803,423
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	2,806	2,963,029
5.125%, 1/15/15	1,590	1,679,700
6.00%, 5/01/14	1,675	1,838,321
7.50%, 2/15/19	2,855	3,267,533
JPMorgan Chase & Co. 6.75%, 2/01/11	2,925	3,078,405
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	733	716,891
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)	3,820	3,756,187
Marshall & Ilsley Bank 5.00%, 1/17/17	3,700	3,054,072
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	1,607	1,635,720
Morgan Stanley 5.45%, 1/09/17	1,615	1,645,695
5.625%, 1/09/12	3,940	4,192,255
6.60%, 4/01/12	2,565	2,790,266
National Australia Bank Ltd. 3.75%, 3/02/15(a)(d)	3,175	3,201,956

134	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

National City Bank of Cleveland Ohio 6.25%, 3/15/11	$4,245	$4,422,292
Nationwide Building Society 6.25%, 2/25/20(a)	3,415	3,467,328
Regions Financial Corp. 6.375%, 5/15/12	975	966,840
SouthTrust Corp. 5.80%, 6/15/14	3,315	3,552,039
Standard Chartered PLC 6.409%, 1/30/17(a)(c)	4,800	4,109,323
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)	2,319	2,248,087
UFJ Finance Aruba AEC 6.75%, 7/15/13	1,913	2,148,586
Union Bank of California 5.95%, 5/11/16	1,005	1,062,419
Union Planters Corp. 7.75%, 3/01/11	2,817	2,835,747
Wachovia Corp. 5.50%, 5/01/13	4,155	4,488,206

		104,364,090

Finance – 0.9%
General Electric Capital Corp. 4.80%, 5/01/13	2,795	2,955,341
Series A 4.375%, 11/21/11	2,713	2,837,198
HSBC Finance Corp. 7.00%, 5/15/12	2,095	2,294,727
SLM Corp. Series A 5.375%, 1/15/13-5/15/14	4,650	4,348,147

		12,435,413

Insurance – 3.3%
Aetna, Inc. 6.00%, 6/15/16	1,010	1,113,933
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	1,820	1,979,223
Assurant, Inc. 5.625%, 2/15/14	1,028	1,071,505
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	1,656	1,702,860
Coventry Health Care, Inc. 5.95%, 3/15/17	665	630,061
6.125%, 1/15/15	260	259,275
6.30%, 8/15/14	2,060	2,100,617
Genworth Financial, Inc. 6.515%, 5/22/18	4,100	3,861,310

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	135

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guardian Life Insurance 7.375%, 9/30/39(a)	$1,605	$1,673,530
Humana, Inc. 6.30%, 8/01/18	1,514	1,559,668
6.45%, 6/01/16	285	301,397
7.20%, 6/15/18	610	663,796
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	2,683	2,771,437
Lincoln National Corp. 8.75%, 7/01/19	791	953,728
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	1,510	1,864,539
MetLife, Inc. 7.717%, 2/15/19	1,159	1,347,621
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	2,585	2,879,749
Principal Financial Group, Inc. 7.875%, 5/15/14	2,220	2,523,423
Prudential Financial, Inc. 5.15%, 1/15/13	2,545	2,709,565
6.20%, 1/15/15	265	291,604
Series D 7.375%, 6/15/19	200	229,973
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26	3,065	3,143,421
UnitedHealth Group, Inc. 5.25%, 3/15/11	4,300	4,462,579
Wellpoint, Inc. 5.875%, 6/15/17	270	293,542
7.00%, 2/15/19	655	755,731
XL Capital Ltd. 5.25%, 9/15/14	4,520	4,673,364

		45,817,451

REITS – 1.4%
ERP Operating LP 5.25%, 9/15/14	4,570	4,823,923
HCP, Inc. 6.00%, 1/30/17	4,630	4,490,336
Health Care REIT, Inc. 6.20%, 6/01/16	3,980	4,033,085
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	2,373	2,402,527
Simon Property Group LP 5.625%, 8/15/14	3,236	3,475,626

		19,225,497

		181,842,451

136	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 2.7%
Electric – 1.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)	$3,175	$3,199,720
Carolina Power & Light Co. 6.50%, 7/15/12	2,595	2,872,066
FirstEnergy Corp. Series B 6.45%, 11/15/11	58	61,972
Series C 7.375%, 11/15/31	2,291	2,477,272
FPL Group Capital, Inc. 5.625%, 9/01/11	2,855	3,032,073
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	2,093	2,300,404
Nisource Finance Corp. 6.80%, 1/15/19	3,445	3,769,467
Pacific Gas & Electric Co. 4.80%, 3/01/14	1,700	1,848,231
The Southern Co. Series A 5.30%, 1/15/12	999	1,070,213
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)	1,447	1,554,404
Union Electric Co. 6.70%, 2/01/19	315	354,485

		22,540,307

Natural Gas – 0.8%
Duke Energy Field Services Corp. 7.875%, 8/16/10	506	521,896
Energy Transfer Partners LP 6.70%, 7/01/18	972	1,066,689
7.50%, 7/01/38	3,329	3,705,743
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	1,278	1,392,579
Williams Partners LP 5.25%, 3/15/20(a)	4,178	4,245,362

		10,932,269

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18	2,785	2,994,401

		36,466,977

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	137

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Non Corporate Sectors – 1.2%
Agencies - Not Government Guaranteed – 1.2%
Gaz Capital SA 6.212%, 11/22/16(a)		$7,890	$7,899,863
Petrobras International Finance 5.75%, 1/20/20		5,100	5,144,375
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		3,055	3,559,075

			16,603,313

Total Corporates - Investment Grades (cost $429,807,553)			456,697,523

GOVERNMENTS - TREASURIES – 28.1%
Germany – 2.2%
Bundesrepublik Deutschland Series 04 3.75%, 1/04/15	EUR	20,300	29,700,515

New Zealand – 0.2%
New Zealand Government Series 413 6.50%, 4/15/13	NZD	3,929	2,900,622

United States – 25.7%
U.S. Treasury Bonds 3.75%, 11/15/18		$73,505	75,227,503
4.50%, 2/15/36		33,280	33,462,008
U.S. Treasury Notes 0.875%, 2/28/11-5/31/11		31,240	31,418,905
1.75%, 11/15/11		18,785	19,137,219
2.25%, 1/31/15		30,040	30,049,372
2.375%, 8/31/14		50,785	51,499,139
2.625%, 7/31/14		70,855	72,665,133
3.375%, 11/15/19		41,255	40,536,255

			353,995,534

Total Governments - Treasuries (cost $385,419,489)			386,596,671

MORTGAGE PASS-THRU’S – 16.3%
Agency Fixed Rate 30-Year – 14.7%
Federal Home Loan Mortgage Corp. 6.50%, TBA		4,610	4,978,800
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35-10/01/35		3,073	3,129,871

138	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006 4.50%, 1/01/36-5/01/36	$169	$171,655
Series 2007 5.50%, 7/01/35	4,327	4,594,635
Series 2008 6.50%, 5/01/35	4,573	5,014,307
Federal National Mortgage Association 6.00%, TBA	16,620	17,630,180
Series 2003 5.00%, 11/01/33	12,918	13,461,792
5.50%, 4/01/33-7/01/33	15,553	16,463,959
Series 2004 5.50%, 4/01/34-11/01/34	12,268	12,977,646
Series 2005 4.50%, 8/01/35-10/01/35	20,736	21,152,396
5.50%, 2/01/35	2,994	3,169,962
6.00%, 4/01/35	9,785	10,511,720
Series 2006 5.00%, 1/01/36-2/01/36	16,212	16,861,101
Series 2007 4.50%, 9/01/35-8/01/37	12,288	12,564,772
5.50%, 8/01/37	22,008	23,297,597
Series 2008 6.00%, 3/01/37	21,412	22,868,282
6.50%, 1/01/39	3,296	3,522,382
Government National Mortgage Association 5.50%, TBA	6,625	7,009,045
6.00%, TBA	2,950	3,146,821

		202,526,923

Agency ARMS – 1.6%
Federal Home Loan Mortgage Corp. Series 2007 5.965%, 2/01/37(e)	4,279	4,511,997
Series 2009 4.352%, 4/01/36(c)	6,522	6,805,055
Federal National Mortgage Association Series 2003 4.807%, 12/01/33(c)	2,015	2,114,849
Series 2006 5.45%, 2/01/36(c)	2,528	2,638,211
6.153%, 3/01/36(c)	1,773	1,856,943
Series 2007 4.739%, 3/01/34(c)	3,992	4,158,014

		22,085,069

Total Mortgage Pass-Thru’s (cost $213,609,437)		224,611,992

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	139

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.3%
Non-Agency Fixed Rate CMBS – 9.2%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2007-PW18, Class A4 5.70%, 6/11/50	$6,455	$6,131,653
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.095%, 12/10/49	8,585	8,302,313
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	3,065	2,805,584
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39	6,475	5,809,870
Series 2006-C5, Class A3 5.311%, 12/15/39	4,500	3,958,295
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49	1,470	1,398,489
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39+	14,000	14,424,752
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8, Class A2 5.289%, 5/15/45+	14,000	14,435,737
Series 2007-LD11, Class A4 5.818%, 6/15/49	855	783,261
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.228%, 6/15/29	6,015	6,186,382
Series 2006-C6, Class A4 5.372%, 9/15/39	8,090	8,159,352
Series 2007-C1, Class A3 5.398%, 2/15/40+	20,000	20,493,518
Series 2007-C1, Class A4 5.424%, 2/15/40	5,725	5,299,005
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.91%, 6/12/46	3,075	3,175,817
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44	8,155	6,949,722

140	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-IQ13, Class A4 5.364%, 3/15/44	$4,035	$3,691,946
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	8,565	8,414,714
Series 2007-C32, Class A3 5.74%, 6/15/49	6,885	6,136,501

		126,556,911

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.668%, 3/06/20(a)(e)	1,855	1,585,018

Total Commercial Mortgage-Backed Securities (cost $130,425,762)		128,141,929

ASSET-BACKED SECURITIES – 3.4%
Credit Cards - Floating Rate – 1.9%
Citibank Omni Master Trust Series 2009-A14A, Class A14 2.982%, 8/15/18(a)(e)+	14,000	14,450,755
Discover Card Master Trust Series 2009-A1, Class A1 1.531%, 12/15/14(e)+	11,000	11,144,019

		25,594,774

Autos - Floating Rate – 0.9%
Wheels SPV LLC Series 2009-1, Class A 1.782%, 3/15/18(a)(e)+	12,201	12,364,481

Credit Cards - Fixed Rate – 0.3%
Capital One Multi-Asset Execution Trust Series 2008-A5, Class A5 4.85%, 2/18/14	4,150	4,333,497

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.499%, 5/25/37(e)	3,715	163,887
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.489%, 1/20/35(e)	872	764,132

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	141

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2005-4, Class 1M1 0.729%, 10/25/35(e)	$4,865	$43,612
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.349%, 4/25/37(e)	817	786,040
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.459%, 2/25/37(e)	1,785	9,487
RAAC Series Series 2006-SP3, Class A1 0.309%, 8/25/36(e)	35	34,390

		1,801,548

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.356%, 12/25/32	668	494,414
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	593	502,305
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	1	1,429

		998,148

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	1,000	968,289

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.329%, 2/25/47(a)(e)	2,220	22,200
SLM Student Loan Trust Series 2003-C, Class A1 0.354%, 9/15/16(e)	115	114,193

		136,393

Total Asset-Backed Securities (cost $58,034,809)		46,197,130

GOVERNMENTS - SOVEREIGN BONDS – 2.0%
Brazil – 0.4%
Republic of Brazil 8.25%, 1/20/34	4,730	5,912,500

142	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(a)	$3,365	$3,487,092

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(a)	3,300	3,489,169

Peru – 0.6%
Republic of Peru 8.375%, 5/03/16	1,995	2,428,912
9.875%, 2/06/15	4,245	5,361,435

		7,790,347

Poland – 0.2%
Poland Government International Bond 6.375%, 7/15/19	2,570	2,778,813

Russia – 0.3%
Russian Federation 7.50%, 3/31/30(a)(b)	3,493	3,957,964

Total Governments - Sovereign Bonds (cost $24,417,587)		27,415,885

GOVERNMENTS - SOVEREIGN AGENCIES – 1.7%
Germany – 0.4%
Kreditanstalt fuer Wiederaufbau 5.125%, 3/14/16	2,795	3,109,960
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	2,695	2,971,432

		6,081,392

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10	1,335	1,354,950

United Kingdom – 1.2%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(a)	10,450	10,506,200
2.625%, 5/11/12(a)	6,000	6,137,436

		16,643,636

Total Governments - Sovereign Agencies (cost $23,428,819)		24,079,978

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	143

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CMOS – 1.5%
Non-Agency ARMS – 0.7%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.158%, 2/25/36(c)	$3,066	$1,623,532
Series 2006-3, Class 22A1 5.853%, 5/25/36(c)	1,379	668,261
Series 2007-1, Class 21A1 5.554%, 1/25/47(c)	2,071	1,148,578
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.134%, 5/25/35(c)	2,964	2,552,163
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	3,527	2,285,920
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.848%, 5/25/36(c)	1,775	986,657

		9,265,111

Agency Floating Rate – 0.6%
Fannie Mae REMICS Series 2005-72, Class AF 0.529%, 8/25/35(e)	4,227	4,164,094
Federal National Mortgage Association Series 2006-42, Class JF 0.739%, 6/25/36(e)	4,161	4,125,635

		8,289,729

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.481%, 12/25/35(e)	1,305	731,835
Series 2006-OA14, Class 3A1 1.331%, 11/25/46(e)	4,598	1,979,969
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.759%, 2/25/35(e)	2,946	138,905

		2,850,709

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.468%, 5/28/35	392	364,252

Total CMOs (cost $32,309,518)		20,769,801

144	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 1.4%
Industrial – 1.2%
Basic – 0.3%
United States Steel Corp. 5.65%, 6/01/13	$2,121	$2,151,854
7.00%, 2/01/18	1,260	1,189,603
Westvaco Corp. 8.20%, 1/15/30	670	738,044

		4,079,501

Capital Goods – 0.3%
Masco Corp. 4.80%, 6/15/15	4,795	4,480,079

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	4,535	4,403,235

Technology – 0.3%
Xerox Capital Trust I 8.00%, 2/01/27	4,410	4,354,875

		17,317,690

Financial Institutions – 0.2%
Banking – 0.2%
BankAmerica Capital II Series 2 8.00%, 12/15/26	1,950	1,872,000
RBS Capital Trust III 5.512%, 9/30/14(c)	562	320,340

		2,192,340

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14	524	444,854

		2,637,194

Total Corporates - Non-Investment Grades (cost $20,321,191)		19,954,884

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal National Mortgage Association 6.25%, 5/15/29	12,375	14,530,329
6.625%, 11/15/30	1,710	2,096,693

Total Agencies (cost $16,552,523)		16,627,022

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	145

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.0%
United States – 1.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $13,262,578)	$12,696	$13,739,398

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	3,390	3,442,087

Russia – 0.4%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	5,677	6,060,198

Total Quasi-Sovereigns (cost $8,822,456)		9,502,285

SUPRANATIONALS – 0.4%
European Investment Bank 4.875%, 2/15/36	1,970	1,959,894
International Bank for Reconstruction & Development 9.25%, 7/15/17	2,340	3,195,541

Total Supranationals (cost $5,036,145)		5,155,435

	Shares
SHORT-TERM INVESTMENTS – 9.7%
Investment Companies – 9.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(f) (cost $134,117,320)	134,117,320	134,117,320

Total Investments – 109.9% (cost $1,495,565,187)		1,513,607,253
Other assets less liabilities – (9.9)%		(136,568,017)

Net Assets – 100.0%		$1,377,039,236

146	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note C)

Swap Counterparty	Notional Amount (000)	Termination Date	Rate Type		Unrealized Appreciation/ (Depreciation)
			Payments made by the Portfolio	Payments received by the Portfolio
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$820,957

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 3/25/10	21,777	$29,658,133	$29,651,909	$6,224
New Zealand Dollar settling 3/24/10	4,169	3,065,592	2,907,020	158,572

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $132,452,557 or 9.6% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2010.

(c)	Variable rate coupon, rate shown as of February 28, 2010.

(d)	When-Issued or delayed delivery security.

(e)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $87,313,262.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2010, the fund’s total exposure to subprime investments was 0.90% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

EUR – Euro Dollar

NZD – New Zealand Dollar

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	147

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.7%
United States – 96.7%
U.S. Treasury Inflation Index 1.375%, 1/15/20 (TIPS)	$16,623	$16,495,928
1.625%, 1/15/15-1/15/18 (TIPS)	169,287	176,751,158
1.875%, 7/15/13-7/15/15 (TIPS)	101,962	108,478,208
2.00%, 7/15/14-1/15/16 (TIPS)	89,875	96,117,586
2.00%, 1/15/26 (TIPS)	14,036	14,001,399
2.125%, 1/15/19 (TIPS)	32,641	34,724,203
2.375%, 1/15/17 (TIPS)	60,431	65,680,820
3.00%, 7/15/12 (TIPS)	61,101	66,123,292
3.375%, 1/15/12 (TIPS)	48,601	52,269,245

Total Inflation-Linked Securities (cost $595,481,316)		630,641,839

	Shares
SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(a) (cost $19,813,717)	19,813,717	19,813,717

Total Investments – 99.8% (cost $615,295,033)		650,455,556
Other assets less liabilities – 0.2%		1,565,469

Net Assets – 100.0%		$652,021,025

(a)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

148	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 77.2%
Industrial – 54.7%
Basic – 7.6%
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		$1,050	$921,375
Appleton Papers, Inc. 10.50%, 6/15/15(a)		435	402,375
Arch Western Finance LLC 6.75%, 7/01/13		1,470	1,473,675
Boise Paper Holdings LLC 9.00%, 11/01/17(a)		267	275,010
Domtar Corp. 7.125%, 8/15/15		2,500	2,506,250
Evraz Group SA 8.25%, 11/10/15(a)		1,604	1,595,980
8.875%, 4/24/13(a)		200	206,500
Georgia-Pacific LLC 7.125%, 1/15/17(a)		595	600,950
8.25%, 5/01/16(a)		375	395,625
Hexion Finance Escrow LLC/Hexion Escrow Corp. 8.875%, 2/01/18(a)		486	464,130
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.75%, 11/15/14(b)		525	446,250
9.75%, 11/15/14		525	496,125
Huntsman International LLC 5.50%, 6/30/16(a)		400	352,000
7.875%, 11/15/14		1,330	1,290,100
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		2,400	1,560,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(c)		630	519,750
Kerling PLC 10.625%, 1/28/17(a)	EUR	885	1,223,136
Kronos International, Inc. 6.50%, 4/15/13		1,275	1,406,244
MacDermid, Inc. 9.50%, 4/15/17(a)		$675	675,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(d)		979	898,008
NewMarket Corp. 7.125%, 12/15/16		615	608,850
NewPage Corp. 10.00%, 5/01/12		1,647	947,025
Norske Skogindustrier ASA 6.125%, 10/15/15(a)		761	525,090

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	149

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Novelis, Inc. 7.25%, 2/15/15		$2,190	$2,031,225
Peabody Energy Corp. 5.875%, 4/15/16		900	888,750
7.375%, 11/01/16		545	576,338
Series B 6.875%, 3/15/13		415	420,187
Rhodia SA 3.434%, 10/15/13(a)(b)	EUR	980	1,241,008
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(c)		$650	534,625
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,438	1,533,268
Steel Dynamics, Inc. 7.75%, 4/15/16		2,230	2,218,850
Teck Resources Ltd. 9.75%, 5/15/14		1,850	2,183,000
United States Steel Corp. 7.00%, 2/01/18		1,825	1,723,035
Vedanta Resources PLC 8.75%, 1/15/14(a)		1,400	1,477,000
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16		900	677,250
Weyerhaeuser Co. 7.375%, 3/15/32		2,485	2,361,970

			37,655,954

Capital Goods – 5.1%
Alion Science and Technology Corp. 10.25%, 2/01/15		1,170	889,200
AMH Holdings, Inc. 11.25%, 3/01/14		1,635	1,618,650
Berry Plastics Holding Corp. 8.875%, 9/15/14		1,260	1,212,750
Bombardier, Inc. 6.30%, 5/01/14(a)		1,515	1,556,663
8.00%, 11/15/14(a)		1,120	1,164,800
Building Materials Corp. Of America 7.00%, 2/15/20(a)		689	689,000
Case New Holland, Inc. 7.125%, 3/01/14		1,490	1,490,000
CNH America LLC 7.25%, 1/15/16		935	932,663
Crown Americas 7.625%, 11/15/13		200	206,000
Goodman Global Group, Inc. Zero Coupon, 12/15/14(a)		1,047	605,951

150	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Grohe Holding GMBH 8.625%, 10/01/14(a)	EUR	1,284	$1,503,589
Hanson Australia Funding Ltd. 5.25%, 3/15/13		$824	824,096
Hanson Ltd. 6.125%, 8/15/16		706	695,584
L-3 Communications Corp. 5.875%, 1/15/15		1,248	1,252,680
Masco Corp. 6.125%, 10/03/16		920	881,573
Mohawk Industries, Inc. 6.875%, 1/15/16		900	895,500
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		2,530	2,548,975
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		1,180	1,180,000
Pregis Corp. 5.684%, 4/15/13(a)(b)	EUR	500	605,934
RSC Equipment Rental Inc/RSC Holdings III LLC 10.25%, 11/15/19(a)		$900	891,000
Sequa Corp. 11.75%, 12/01/15(a)		1,270	1,244,600
Terex Corp. 8.00%, 11/15/17		786	730,980
United Rentals North America, Inc. 7.75%, 11/15/13		1,575	1,468,687

			25,088,875

Communications - Media – 6.2%
Allbritton Communications Co. 7.75%, 12/15/12		1,771	1,755,504
Cablevision Systems Corp. Series B 8.00%, 4/15/12		1,637	1,724,989
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	650	911,625
Charter Communications Operating LLC 8.00%, 4/30/12(a)		$800	828,000
Clear Channel Communications, Inc. 5.50%, 9/15/14		4,809	2,861,355
5.75%, 1/15/13		716	544,160
Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17(a)		175	179,550
CSC Holdings, Inc. 6.75%, 4/15/12		73	75,738
7.625%, 7/15/18		535	549,713
7.875%, 2/15/18		640	667,200

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	151

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Echostar DBS Corp. 6.625%, 10/01/14	$970	$972,425
7.125%, 2/01/16	650	651,625
Intelsat Bermuda Ltd. 11.25%, 6/15/16	1,612	1,720,810
11.50%, 2/04/17(d)	797	778,945
Intelsat Corp 9.25%, 6/15/16	1,650	1,707,750
Lamar Media Corp. 6.625%, 8/15/15	2,190	2,091,450
Liberty Media Corp. 5.70%, 5/15/13	545	534,100
LIN Television Corp. 6.50%, 5/15/13	725	686,937
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(e)	630	570,150
Quebecor Media, Inc. 7.75%, 3/15/16	2,455	2,461,137
Rainbow National Services LLC 8.75%, 9/01/12(a)	1,224	1,248,480
10.375%, 9/01/14(a)	473	497,241
RH Donnelley Corp. 12.00%, 1/29/17	338	339,948
Sinclair Television Group, Inc. 9.25%, 11/01/17(a)	160	166,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13	545	551,813
Univision Communications, Inc. 9.75%, 3/15/15(a)(d)	2,379	2,105,105
Virgin Media Secured Finance PLC 6.50%, 1/15/18(a)	1,500	1,477,500
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	982	61,375
WMG Holdings Corp. 9.50%, 12/15/14	2,096	2,096,000

		30,816,625

Communications - Telecommunications – 4.6%
Cincinnati Bell, Inc. 8.375%, 1/15/14	1,740	1,753,050
Cricket Communications, Inc. 7.75%, 5/15/16	800	813,000
9.375%, 11/01/14	2,085	2,074,575
Crown Castle International Corp. 7.125%, 11/01/19	1,000	1,000,000

152	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(c)	$1,966	$255,592
Frontier Communications Corp. 6.25%, 1/15/13	1,901	1,905,752
9.00%, 8/15/31	1,145	1,110,650
Level 3 Financing, Inc. 8.75%, 2/15/17	2,360	2,100,400
9.25%, 11/01/14	1,200	1,137,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	1,558	1,645,560
Qwest Capital Funding, Inc. 7.25%, 2/15/11	1,529	1,593,982
Qwest Communications International, Inc. 7.50%, 2/15/14	350	353,500
Sprint Capital Corp. 6.875%, 11/15/28	1,315	996,113
8.75%, 3/15/32	1,180	1,041,350
Sprint Nextel Corp. 6.00%, 12/01/16	1,000	865,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14	740	762,200
VIP Finance (Vimpelcom) 8.375%, 4/30/13(a)	1,560	1,671,072
Windstream Corp. 7.875%, 11/01/17	675	659,813
8.625%, 8/01/16	1,070	1,088,725

		22,827,334

Consumer Cyclical - Automotive – 3.6%
Affinia Group, Inc. 9.00%, 11/30/14	495	483,244
Allison Transmission, Inc. 11.00%, 11/01/15(a)	560	581,000
Ford Motor Credit Co. LLC 3.001%, 1/13/12(b)	2,785	2,610,937
7.00%, 10/01/13	4,474	4,406,299
8.00%, 12/15/16	2,665	2,676,028
Goodyear Tire & Rubber Co./The 8.625%, 12/01/11	550	570,625
9.00%, 7/01/15	2,007	2,069,719
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(f)	1,436	617,480
Navistar International Corp. 8.25%, 11/01/21	1,010	1,025,150
Tenneco, Inc. 8.625%, 11/15/14	1,475	1,449,188

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	153

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Visteon Corp. 7.00%, 3/10/14(c)	$1,795	$1,238,550

		17,728,220

Consumer Cyclical - Entertainment – 0.1%
AMC Entertainment, Inc. 11.00%, 2/01/16	520	557,700

Consumer Cyclical - Other – 5.7%
Beazer Homes USA, Inc. 8.375%, 4/15/12	1,035	1,019,475
12.00%, 10/15/17(a)	425	473,875
Boyd Gaming Corp. 6.75%, 4/15/14	600	510,750
7.75%, 12/15/12	737	735,158
Broder Brothers Co. 12.00%, 10/15/13(d)(g)	307	236,948
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)	540	437,400
DR Horton, Inc. 6.50%, 4/15/16	1,180	1,162,300
Greektown Holdings LLC 10.75%, 12/01/13(c)(g)	525	31,500
Harrah’s Operating Co., Inc. 5.75%, 10/01/17	514	250,575
6.50%, 6/01/16	1,017	554,265
10.75%, 2/01/16	1,766	1,359,820
11.25%, 6/01/17	750	778,125
Host Hotels & Resorts LP 6.875%, 11/01/14	385	383,075
Series Q 6.75%, 6/01/16	935	920,975
K Hovnanian Enterprises, Inc. 6.25%, 1/15/16	1,355	962,050
10.625%, 10/15/16	500	522,500
KB Home 6.375%, 8/15/11	125	127,187
Levi Strauss & Co. 8.875%, 4/01/16	742	769,825
MGM Mirage 6.625%, 7/15/15	1,222	965,380
7.625%, 1/15/17	2,060	1,637,700
8.375%, 2/01/11	1,024	998,400
Mohegan Tribal Gaming Auth 7.125%, 8/15/14	1,155	854,700
NCL Corp. Ltd. 11.75%, 11/15/16(a)	1,000	1,037,500

154	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pulte Homes, Inc. 5.25%, 1/15/14	$590	$567,875
Quiksilver, Inc. 6.875%, 4/15/15	650	554,125
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13	2,385	2,367,112
8.75%, 2/02/11	846	877,725
Standard Pacific Corp. 10.75%, 9/15/16	555	578,587
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13	2,065	2,132,113
7.875%, 5/01/12	539	578,078
Station Casinos, Inc. 6.625%, 3/15/18(c)	3,610	18,772
William Lyon Homes, Inc. 10.75%, 4/01/13	1,597	1,285,585
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14	2,635	2,549,363

		28,238,818

Consumer Cyclical - Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15	415	339,263

Consumer Cyclical - Retailers – 2.9%
Asbury Automotive Group, Inc. 7.625%, 3/15/17	77	72,669
8.00%, 3/15/14	550	549,313
Autonation, Inc. 2.251%, 4/15/13(b)	175	165,375
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14	1,195	1,072,513
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14	700	712,250
Couche-Tard US/Finance 7.50%, 12/15/13	1,006	1,011,030
Dollar General Corp. 10.625%, 7/15/15	425	465,375
GSC Holdings Corp. 8.00%, 10/01/12	790	813,700
Limited Brands, Inc. 5.25%, 11/01/14	1,028	997,160
6.90%, 7/15/17	1,645	1,595,650
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14	960	962,400
5.90%, 12/01/16	1,495	1,450,150

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	155

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 10.00%, 11/01/14	$345	$350,175
11.375%, 11/01/16	565	567,825
Neiman-Marcus Group, Inc. 9.00%, 10/15/15(d)	619	609,824
Rite Aid Corp. 6.875%, 8/15/13	2,080	1,783,600
9.50%, 6/15/17	445	368,237
Toys R US, Inc. 7.375%, 10/15/18	900	846,000

		14,393,246

Consumer Non-Cyclical – 5.7%
ACCO Brands Corp. 7.625%, 8/15/15	1,000	917,500
10.625%, 3/15/15(a)	760	826,120
Aramark Corp. 8.50%, 2/01/15	1,710	1,727,100
Bausch & Lomb, Inc. 9.875%, 11/01/15	390	399,750
Biomet, Inc. 11.625%, 10/15/17	520	574,600
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	1,866	1,768,005
Community Health Systems, Inc. 8.875%, 7/15/15	891	922,185
DaVita, Inc. 6.625%, 3/15/13	950	952,375
7.25%, 3/15/15	719	721,696
Dean Foods Co. 7.00%, 6/01/16	921	874,950
Del Monte Corp. 6.75%, 2/15/15	395	402,900
DJO Finance LLC / DJO Finance Corp. 10.875%, 11/15/14	520	556,400
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14	670	710,200
HCA, Inc. 6.375%, 1/15/15	3,348	3,147,120
6.50%, 2/15/16	1,520	1,417,400
6.75%, 7/15/13	1,150	1,135,625
9.625%, 11/15/16(d)	2,803	2,999,210
Healthsouth Corp. 10.75%, 6/15/16	980	1,058,400
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14	424	428,240
Jarden Corp. 7.50%, 1/15/20	780	781,950

156	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Albertsons, Inc. 7.45%, 8/01/29	$1,220	$1,030,900
Select Medical Corp. 7.625%, 2/01/15	1,015	954,100
Stater Brothers Holdings 8.125%, 6/15/12	594	596,970
Sun Healthcare Group, Inc. 9.125%, 4/15/15	750	761,250
Universal Hospital Services, Inc. 3.859%, 6/01/15(b)	895	756,275
Viant Holdings, Inc. 10.125%, 7/15/17(a)	567	552,825
Visant Corp. 7.625%, 10/01/12	883	887,415

		27,861,461

Energy – 5.8%
Antero Resources Finance Corp. 9.375%, 12/01/17(a)	495	499,950
Chaparral Energy, Inc. 8.875%, 2/01/17	900	735,750
Chesapeake Energy Corp. 6.50%, 8/15/17	2,350	2,232,500
6.625%, 1/15/16	2,995	2,890,175
6.875%, 1/15/16	270	265,613
7.50%, 9/15/13	805	817,075
CIE Generale De Geophysique 7.50%, 5/15/15	1,285	1,259,300
7.75%, 5/15/17	195	191,100
Complete Production Services, Inc. 8.00%, 12/15/16	1,325	1,288,562
Denbury Resources, Inc. 8.25%, 2/15/20	95	98,325
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13	1,010	1,017,575
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)	114	113,430
Forest Oil Corp. 7.25%, 6/15/19	1,915	1,876,700
Hercules Offshore, Inc. 10.50%, 10/15/17(a)	915	910,425
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)	1,425	1,385,812
Mariner Energy, Inc. 11.75%, 6/30/16	361	402,515
Newfield Exploration Co. 7.125%, 5/15/18	1,135	1,135,000

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	157

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

OPTI Canada, Inc. 8.25%, 12/15/14		$1,588	$1,413,320
PetroHawk Energy Corp. 9.125%, 7/15/13		1,206	1,254,240
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	953,270
Plains Exploration & Production Co. 7.75%, 6/15/15		2,015	2,032,631
Pride International, Inc. 7.375%, 7/15/14		634	651,435
Range Resources Corp. 7.50%, 5/15/16		940	961,150
Sandridge Energy, Inc. 8.75%, 1/15/20(a)		525	514,500
Southwestern Energy Co. 7.50%, 2/01/18		1,025	1,081,375
Tesoro Corp. 6.25%, 11/01/12		680	675,750
6.50%, 6/01/17		2,260	2,028,350

			28,685,828

Other Industrial – 0.6%
Neenah Foundary Co. 9.50%, 1/01/17(c)		1,350	688,500
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		455	460,688
11.75%, 8/01/16		365	379,600
Sensus Metering Systems, Inc. 8.625%, 12/15/13		655	651,725
Yioula Glassworks SA 9.00%, 12/01/15(g)	EUR	900	667,889

			2,848,402

Services – 1.7%
Realogy Corp. 10.50%, 4/15/14		$895	747,325
12.375%, 4/15/15		1,605	1,099,425
Service Corp. International 6.75%, 4/01/16		2,000	1,960,000
The ServiceMaster Co. 10.75%, 7/15/15(a)(d)		1,760	1,804,000
Ticketmaster Entertainment, Inc. 10.75%, 8/01/16		940	1,034,000
Travelport LLC 9.875%, 9/01/14		1,135	1,160,537
West Corp. 9.50%, 10/15/14		750	744,375

			8,549,662

158	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 3.6%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(a)	$202	$204,525
Amkor Technology, Inc. 9.25%, 6/01/16	860	887,950
Ceridian Corp. 11.25%, 11/15/15	450	430,875
First Data Corp. 9.875%, 9/24/15	2,856	2,470,440
11.25%, 3/31/16	1,100	902,000
Flextronics International Ltd. 6.50%, 5/15/13	418	427,405
Freescale Semiconductor, Inc. 8.875%, 12/15/14	2,380	2,112,250
10.125%, 12/15/16	1,200	936,000
Iron Mountain, Inc. 6.625%, 1/01/16	1,360	1,339,600
7.75%, 1/15/15	450	453,375
Lucent Technologies, Inc. 6.45%, 3/15/29	1,260	894,600
NXP BV / NXP Funding LLC 3.001%, 10/15/13(b)	1,000	847,500
9.50%, 10/15/15	920	800,400
Sanmina Corp. 8.125%, 3/01/16	500	492,500
Seagate Technology HDD Holding 6.375%, 10/01/11	1,753	1,805,590
Serena Software, Inc. 10.375%, 3/15/16	875	840,000
Sungard Data Systems, Inc. 9.125%, 8/15/13	1,012	1,036,035
Telcordia Technologies, Inc. 10.00%, 3/15/13(a)	675	636,187

		17,517,232

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12	1,570	1,342,350
Continental Airlines, Inc. 8.75%, 12/01/11	1,330	1,303,400
Series RJO3
7.875%, 7/02/18	492	438,040

		3,083,790

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14	1,300	1,309,750

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	159

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		$1,660	$1,498,150
Hertz Corp. 8.875%, 1/01/14		1,145	1,162,175

			2,660,325

			270,162,485

Financial Institutions – 12.0%
Banking – 3.8%
ABN Amro Bank NV 4.31%, 3/10/16(h)	EUR	1,805	1,523,823
BOI Capital Funding No. 3 6.107%, 2/04/16(a)(h)		$3,403	1,939,710
Dexia Credit Local 4.30%, 11/18/15(c)(h)	EUR	2,250	1,700,361
HBOS Capital Funding LP 6.071%, 6/30/14(a)(h)		$2,700	1,971,000
HT1 Funding GMBH 6.352%, 6/30/17(h)	EUR	825	716,143
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		$3,125	2,437,500
Northern Rock PLC 5.60%, 4/30/14(a)(h)	GBP	3,620	434,400
Royal Bank of Scotland Group PLC 6.99%, 10/05/17(a)(h)		$2,715	1,791,900
Series U
7.64%, 9/29/17(h)		2,600	1,599,000
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	1,000	1,354,842
Swedbank 5.75%, 3/17/16(h)	GBP	1,350	1,523,274
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,284	1,188,884
Zions Bancorporation 5.50%, 11/16/15		$665	569,388
6.00%, 9/15/15		220	190,134

			18,940,359

Brokerage – 0.8%
E*Trade Financial Corp. 7.375%, 9/15/13		1,925	1,828,750
Lehman Brothers Holdings Inc 5.625%, 1/24/13(c)		5,500	1,258,125
Nuveen Investments, Inc. 10.50%, 11/15/15		900	814,500

			3,901,375

160	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 3.9%
American General Finance Corp. 6.90%, 12/15/17	$1,930	$1,384,294
Capmark Financial Group, Inc. 5.875%, 5/10/12(c)	3,666	1,033,845
CIT Group, Inc. 6.10%, 3/15/67	3,465	0
7.00%, 5/01/13-5/01/17	1,615	1,457,791
Series .
7.00%, 5/01/16	538	476,288
GMAC, Inc. 6.875%, 9/15/11	2,435	2,435,000
8.00%, 11/01/31	1,332	1,228,770
Series 8
6.75%, 12/01/14	1,657	1,582,435
International Lease Finance Corp. 6.375%, 3/25/13	2,465	2,171,064
iStar Financial, Inc. 10.00%, 6/15/14(a)	1,500	1,432,500
Series B
5.125%, 4/01/11	2,325	1,883,250
Residential Capital LLC 8.375%, 6/30/10	1,625	1,568,125
9.625%, 5/15/15	2,945	2,849,287

		19,502,649

Insurance – 2.9%
AGFC Capital Trust I 6.00%, 1/15/67(a)(h)	4,745	2,206,425
American International Group, Inc. 6.25%, 3/15/37	2,711	1,518,160
8.175%, 5/15/58(h)	2,325	1,569,375
Crum & Forster Holdings Corp. 7.75%, 5/01/17	760	748,600
Genworth Financial, Inc. 6.15%, 11/15/66(h)	1,945	1,346,912
ING Capital Funding Trust III 8.439%, 12/31/10(h)	1,294	1,171,070
ING Groep NV 5.775%, 12/08/15(h)	1,291	1,006,597
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	1,645	1,406,475
MBIA Insurance Corp. 14.00%, 1/15/33(a)(h)	3,315	1,558,050
XL Capital Ltd. Series E 6.50%, 4/15/17(h)	2,100	1,645,980

		14,177,644

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	161

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Other Finance – 0.6%
Aiful Corp. 6.00%, 12/12/11(a)	$3,141	$2,359,676
iPayment, Inc. 9.75%, 5/15/14	675	588,938

		2,948,614

		59,470,641

Utility – 6.3%
Electric – 5.1%
The AES Corp. 7.75%, 3/01/14	1,430	1,431,788
8.00%, 10/15/17	1,240	1,232,250
8.75%, 5/15/13(a)	140	142,450
CMS Energy Corp. 6.25%, 2/01/20	1,000	978,803
Dynegy Holdings, Inc. 7.75%, 6/01/19	2,360	1,852,600
8.375%, 5/01/16	980	857,500
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10	44	43,870
Series B
7.67%, 11/08/16	1,222	1,179,230
Edison Mission Energy 7.00%, 5/15/17	3,840	2,812,800
7.50%, 6/15/13	360	333,000
7.75%, 6/15/16	1,695	1,356,000
Energy Future Holdings Corp. 10.875%, 11/01/17	1,545	1,170,338
Mirant Americas Generation LLC 8.50%, 10/01/21	2,325	2,173,875
NRG Energy, Inc. 7.25%, 2/01/14	420	423,150
7.375%, 2/01/16-1/15/17	2,955	2,909,656
RRI Energy, Inc. 7.625%, 6/15/14	765	730,575
7.875%, 6/15/17	840	785,400
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15	2,151	1,607,657
TXU Corp. Series P 5.55%, 11/15/14	1,957	1,428,187
Series Q
6.50%, 11/15/24	3,106	1,559,004

		25,008,133

162	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Natural Gas – 1.2%
El Paso Corp. Series G 7.375%, 12/15/12		$745	$785,101
7.75%, 1/15/32		855	826,130
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(h)		1,620	1,638,225
Kinder Morgan Finance Co. 5.70%, 1/05/16		1,765	1,716,462
Regency Energy Partners 8.375%, 12/15/13		1,089	1,118,948

			6,084,866

			31,092,999

Credit Default Index Holdings – 4.2%
DJ CDX.NA.HY100 – 4.2%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)		15,660	16,657,542
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)		3,881	4,069,980

			20,727,522

Total Corporates - Non-Investment Grades (cost $360,800,170)			381,453,647

CORPORATES - INVESTMENT GRADES – 11.3%
Financial Institutions – 5.1%
Banking – 3.8%
Allied Irish Banks PLC 12.50%, 6/25/19	EUR	769	1,126,948
American Express Co. 6.80%, 9/01/66(h)		$900	846,000
Barclays Bank PLC 4.75%, 3/15/20(h)	EUR	520	458,609
5.926%, 12/15/16(a)(h)		$1,300	1,066,000
BBVA International Preferred SA Unipersonal 3.798%, 9/22/15(h)	EUR	750	875,711
5.919%, 4/18/17		$640	512,240
The Bear Stearns Co., Inc. 5.55%, 1/22/17		935	971,025
Capital One Financial Corp. 6.75%, 9/15/17		663	727,770
Citigroup, Inc. 5.50%, 4/11/13		400	418,698
Countrywide Financial Corp. 5.80%, 6/07/12		515	548,442
6.25%, 5/15/16		1,221	1,246,280

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	163

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		$56	$57,679
Fifth Third Bancorp 6.25%, 5/01/13		475	510,054
Financial Security Assurance Holdings Ltd. 6.40%, 12/15/66(a)(h)		1,400	966,000
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		1,565	1,537,611
National Capital Trust II 5.486%, 3/23/15(a)(h)		647	566,643
Societe Generale 4.196%, 1/26/15(h)	EUR	1,350	1,465,987
UBS AG/Jersey 4.28%, 4/15/15(h)		1,600	1,683,000
Wachovia Bank 6.75%, 5/25/17	AUD	2,050	1,589,474
Zions Bancorporation 7.75%, 9/23/14		$1,480	1,423,477

			18,597,648

Finance – 0.1%
SLM Corp. 5.125%, 8/27/12		255	248,999
Series A
5.00%, 10/01/13		400	374,644

			623,643

Insurance – 1.2%
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		952	666,400
Coventry Health Care, Inc. 5.875%, 1/15/12		683	700,916
5.95%, 3/15/17		60	56,847
6.125%, 1/15/15		30	29,916
6.30%, 8/15/14		185	188,648
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		450	464,833
MetLife, Inc. 10.75%, 8/01/39		695	856,432
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,075	1,197,575
Suncorp Metway Insurance Ltd. Series 1 6.75%, 9/23/24(h)	AUD	1,000	738,997
XL Capital Finance Europe PLC 6.50%, 1/15/12		$1,000	1,058,810

			5,959,374

			25,180,665

164	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 4.7%
Basic – 0.7%
ArcelorMittal USA, Inc. 6.50%, 4/15/14	$581	$632,377
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	1,235	1,339,975
The Mosaic Co. 7.625%, 12/01/16(a)	1,375	1,501,238

		3,473,590

Capital Goods – 0.7%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16	553	597,240
Owens Corning, Inc. 6.50%, 12/01/16	710	729,870
7.00%, 12/01/36	1,555	1,521,686
Tyco International Finance SA 8.50%, 1/15/19	700	877,514

		3,726,310

Communications - Media – 0.2%
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15	811	838,371

Communications - Telecommunications – 0.7%
Alltel Corp. 7.875%, 7/01/32	450	541,651
American Tower Corp. 7.00%, 10/15/17	310	345,650
Qwest Corp. 6.50%, 6/01/17	770	774,812
6.875%, 9/15/33	2,240	2,055,200

		3,717,313

Consumer Cyclical - Other – 0.3%
Toll Brothers Finance Corp. 5.15%, 5/15/15	1,443	1,384,983

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.302%, 6/01/37(h)	1,000	915,000

Consumer Non-Cyclical – 0.6%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	580	618,326
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13	1,245	1,368,926

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	165

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	$832	$832,000

		2,819,252

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15	856	873,454
TNK-BP Finance SA 7.25%, 2/02/20(a)	204	202,470

		1,075,924

Other Industrial – 0.3%
Noble Group Ltd. 6.625%, 3/17/15(a)	1,400	1,457,407

Services – 0.2%
Expedia, Inc. 8.50%, 7/01/16	1,070	1,171,650

Technology – 0.6%
Computer Sciences Corp. 5.50%, 3/15/13	600	650,548
Motorola, Inc. 7.50%, 5/15/25	1,470	1,569,371
Xerox Corp. 6.40%, 3/15/16	535	591,358

		2,811,277

		23,391,077

Utility – 1.2%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)	830	923,822
Aquila, Inc. 11.875%, 7/01/12	596	696,125
Oncor Electric Delivery Co. 5.95%, 9/01/13	490	537,258
6.80%, 9/01/18	640	719,268
Sierra Pacific Power Co. Series M 6.00%, 5/15/16	440	482,982
Teco Finance, Inc. 6.572%, 11/01/17	500	531,715
7.00%, 5/01/12	722	784,077

		4,675,247

Natural Gas – 0.2%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28	570	608,130

166	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Williams Co., Inc. 7.875%, 9/01/21	$470	$575,788

		1,183,918

		5,859,165

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)	1,200	1,297,500

Total Corporates - Investment Grades (cost $48,141,569)		55,728,407

BANK LOANS – 1.8%
Industrial – 1.4%
Basic – 0.3%
Lyondell Chemical Company 3.73%, 12/20/13(b)	475	332,149
3.98%, 12/22/14(b)	289	202,071
7.00%, 12/22/14(b)	1,253	876,840

		1,411,060

Capital Goods – 0.2%
Hawker Beechcraft Acquisition Co. LLC 10.50%, 3/26/14(b)	1,247	1,150,242

Consumer Cyclical - Other – 0.4%
Las Vegas Sands LLC 2.01%, 5/23/14(b)	2,444	2,140,091

Energy – 0.5%
Ashmore Energy International 3.23%, 3/30/12(b)	250	226,708
3.25%, 3/30/14(b)	2,123	1,928,103

		2,154,811

		6,856,204

Financial Institutions – 0.4%
Finance – 0.4%
CIT Group, Inc. 13.00%, 1/20/12(b)	1,782	1,837,046

Total Bank Loans (cost $6,745,115)		8,693,250

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.8%
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	2,375	2,219,314

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	167

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51		$1,100	$964,354
Series 2007-CB18, Class A4 5.44%, 6/12/47		1,875	1,761,203
Series 2007-LD11, Class A4 5.818%, 6/15/49		2,000	1,832,189
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38		1,875	1,870,115

Total Commercial Mortgage-Backed Securities (cost $8,413,922)			8,647,175

EMERGING MARKETS - CORPORATE BONDS – 1.1%
Industrial – 1.1%
Capital Goods – 0.0%
Reynolds Group Escrow 7.75%, 10/15/16(a)		118	119,475

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(a)		1,128	1,195,680

Consumer Cyclical - Retailers – 0.3%
Edcon Holdings Proprietary Ltd. 6.214%, 6/15/15(a)(b)	EUR	1,800	1,397,053

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)		1,128	1,537,862

Other Industrial – 0.3%
New Reclamation Group 8.125%, 2/01/13(a)		689	703,304
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		450	594,360

			1,297,664

Total Emerging Markets - Corporate Bonds (cost $4,925,968)			5,547,734

168	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		$400	$438,000
9.125%, 7/02/18(a)		950	1,078,250

			1,516,250

Russia – 0.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		1,455	1,447,725

Venezuela – 0.3%
Petroleos de Venezuela SA 5.25%, 4/12/17		2,250	1,366,875

Total Quasi-Sovereigns (cost $3,198,050)			4,330,850

GOVERNMENTS - TREASURIES – 0.8%
Brazil – 0.8%
Republic of Brazil 12.50%, 1/05/16 (cost $3,560,844)	BRL	5,800	3,741,058

EMERGING MARKETS - SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentina Bonos 7.00%, 10/03/15		$2,100	1,517,950

Ukraine – 0.3%
Government of Ukraine 6.75%, 11/14/17(a)		930	798,033
6.875%, 3/04/11(a)		700	687,750

Total Emerging Markets - Sovereigns (cost $2,483,411)			3,003,733

	Shares
COMMON STOCK – 0.6%
Broder Brothers Co.(i)(j)		28,873	0
Charter Communications, Inc.(i)		11,716	348,551
CIT Group, Inc.(i)		32,389	1,179,931
Dex One Corp.(i)		46,336	1,380,813

Total Common Stock (cost $12,374,265)			2,909,295

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	169

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

PREFERRED STOCKS – 0.4%
Financial Institutions – 0.4%
Finance – 0.2%
GMAC, Inc. 7.00%(a)	1,687	$1,194,027

REITS – 0.2%
Sovereign REIT 12.00%(a)	624	711,360

		1,905,387

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(h)	36,525	41,638
Federal National Mortgage Association 8.25%(h)	54,625	58,995

		100,633

Total Preferred Stocks (cost $3,520,973)		2,006,020

	Principal Amount (000)
CMOS – 0.2%
Non-Agency ARMS – 0.2%
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1 5.798%, 11/25/37 (cost $1,111,286)	$1,797	1,166,382

	Shares
WARRANTS – 0.0%
Warrants – 0.0%
Charter Communications, Inc., expiring 11/30/14(i) (cost $46,050)	23,024	120,876

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.11%(k) (cost $4,612,120)	4,612,120	4,612,120

Total Investments – 97.6% (cost $459,933,743)		481,960,547
Other assets less liabilities – 2.4%		11,984,760

Net Assets – 100.0%		$493,945,307

170	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Notes C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at February 28, 2010	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Stanley Capital Services Inc.:
Residential Capital, LLC
6.50%, 4/17/13, 6/30/10*	(5.00)%	11.807%	$1,625	$21,337	$135,229	$(113,892)
XL Capital LTD
5.25%, 9/15/14, 3/20/12*	(5.00)	0.779	1,260	(121,226)	86,777	(208,003)

*	Termination date.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
British Pound settling 3/17/10	575	$914,629	$876,370	$38,259
Euro settling 3/25/10	11,081	15,599,539	15,088,082	511,457
Euro settling 3/25/10	404	568,289	549,645	18,644
Euro settling 3/25/10	281	387,323	383,104	4,219

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2010, the aggregate market value of these securities amounted to $105,586,184 or 21.4% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at February 28, 2010.

(c)	Security is in default and is non-income producing.

(d)	Pay-In-Kind Payments (PIK).

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Illiquid security.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.2% of net assets as of February 28, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co.
12.00%, 10/15/13	8/5/2005	$587,252	$236,948	0.05%
Greektown Holdings LLC
10.75%, 12/01/13	11/22/2005	499,357	31,500	0.01%
Yioula Glassworks SA
9.00%, 12/01/15	6/9/2009	525,447	667,890	0.14%

(h)	Variable rate coupon, rate shown as of February 28, 2010.

(i)	Non-income producing security.

(j)	Fair valued.

(k)	Investment in affiliated money market mutual fund. The rate represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	171

High Yield Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

EUR – Euro Dollar

GBP – Great British Pound

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

172	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

High Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Wealth Preservation Strategy (each a “Strategy” and collectively the “Strategies”), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).2

The Strategies seek to achieve their investment objectives by investing in a combination of the AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Trustees on August 4-6, 2009.

2	Future references to the Strategies do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Strategies.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	173

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fees[5]	Net Assets 06/30/09 ($MIL)	Strategy
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,921.2	Balanced Wealth Strategy

Blend	65 bp on 1st $2.5 billion 55 bp on next $2.5 billion 50 bp on the balance	$1,387.6	Wealth Appreciation Strategy

Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$694.8	Wealth Preservation Strategy

Set forth below are the total expense ratios of the Funds for the most recent semi-annual period:

Strategy	Total Expense Ratio		Fiscal Year End
Balanced Wealth Strategy	Advisor	0.71%	August 31 (ratio as of February 28, 2009)
	Class A	1.01%
	Class B	1.74%
	Class C	1.72%
	Class R	1.33%
	Class K	1.03%
	Class I	0.71%

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, and 40 bp on the balance.

5	The advisory fees for the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis.

174	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Strategy	Total Expense Ratio		Fiscal Year End
Wealth Appreciation Strategy	Advisor	0.85%	August 31 (ratio as of February 28, 2009)
	Class A	1.15%
	Class B	1.89%
	Class C	1.86%
	Class R	1.46%
	Class K	1.15%
	Class I	0.81%

Wealth Preservation Strategy	Advisor	0.70%	August 31 (ratio as of February 28, 2009)
	Class A	1.00%
	Class B	1.73%
	Class C	1.71%
	Class R	1.36%
	Class K	1.06%
	Class I	0.73%

The expense ratios set forth in the table above for the Strategies includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 28, 2009, the estimated underlying expense ratio for the Strategies were 0.05%, 0.06% and 0.04% respectively.

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	175

with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Strategies.6 With respect to the Strategies, the Adviser represented that there are no categories in the Form ADV for institutional products that have a substantially similar investment styles as the Strategies.

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Certain of the AVPS portfolios have similar investment styles as certain of the Strategies and their fee schedules are set forth below:7

Strategy	AVPS Portfolio	Fee Schedule
Balanced Wealth Strategy	Balanced Wealth Strategy Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% Excess of $5 billion

Wealth Appreciation Strategy	Wealth Appreciation Strategy Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% Excess of $5 billion

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The AVPS were also affected by the settlement between the Adviser and the NYAG. As a result, these funds have the same breakpoints in their advisory fee schedules as the Strategies.

176	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Strategies:

Strategy	Luxembourg Fund	Fee[8]
Balanced Wealth Strategy	Global Balanced Portfolio Class A Class I (Institutional)	1.40% 0.70%

Wealth Preservation Strategy	Global Conservative Portfolio Class A Class I (Institutional)	1.15% 0.60%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:

Strategy	ITM Mutual Fund	Fee
Balanced Wealth Strategy	Alliance Global Balance Neutral[9]	0.70%

Wealth Appreciation Strategy	Aggressive[9]	0.75%

Wealth Preservation Strategy	Alliance Global Balance Conservative[9]	0.65%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as any of the Strategies.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is only for investment advisory services.

9	This ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	177

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to each Strategy with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fee relative to the median of each Strategy’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the subject Strategy.11

The original EG for Wealth Appreciation Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Strategy’s EG to include peers that have similar but not the same Lipper investment classification/objective as the Strategy.

Strategy	Contractual Management Fee (%)	Lipper Group Median (%)	Rank
Balanced Wealth Strategy	0.550	0.677	3/11
Wealth Appreciation Strategy[12]	0.650	0.824	1/9
Wealth Preservation Strategy	0.550	0.674	3/7

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Strategy.14

10	Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

11	The contractual management fee is calculated by Lipper using each Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

12	The Strategy’s EG includes the Strategy, one Global Multi-Cap Growth fund (“GMCG”), one Global Large-Cap Core fund (“GLCC”), three Global Multi-Cap Core funds (“GMLC”) and three Global Large-Cap Growth funds (“GLCG).

13	It should be noted that the expansion of the Strategy’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

178	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Strategies’ total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of their underlying expenses) and the medians of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Strategy	Expense Ratio (%)[16]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy	0.973	1.172	3/11	1.206	12/69
Wealth Appreciation Strategy[17]	1.116	1.430	1/9	1.470	7/57
Wealth Preservation Strategy	1.002	1.002	4/7	1.111	8/24

Based on this analysis, Balanced Wealth Strategy and Wealth Appreciation Strategy have equally favorable ranking on both a management fee basis and a total expense ratio basis. Wealth Preservation Strategy has a more favorable ranking on a management fee basis than on a total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Strategies’ monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.18

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Strategies. See discussion below in Section IV.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	The total expense ratios shown are for the Strategies’ Class A shares during the most recently completed fiscal year.

17	The Strategy has no other EG peer of the same Lipper classification.

18	Unaudited information on the Strategies’ advisory fee and total expense ratio monthly run rates was provided by the Adviser.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	179

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategies prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser’s profitability percentage from providing investment advisory services to the Strategies decreased during calendar year 2008 relative to 2007.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have business relationships with the Strategies and may earn a profit from providing other services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Strategies and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategies’ principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
Balanced Wealth Strategy	$684,047
Wealth Appreciation Strategy	$340,638
Wealth Preservation Strategy	$282,923

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Strategies during the Strategies’ most recently completed fiscal year:

Strategy	12b-1 Fees Received	CDSC Received
Balanced Wealth Strategy	$18,549,482	$1,548,142
Wealth Appreciation Strategy	$10,568,287	$737,024
Wealth Preservation Strategy	$5,770,693	$583,233

180	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. ABIS received the following fee from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee	Expense Offset[19]
Balanced Wealth Strategy	$1,241,921	$78,425
Wealth Appreciation Strategy	$1,147,859	$71,902
Wealth Preservation Strategy	$327,838	$21,227

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the most recently completed fiscal year, only International Value Portfolio effected brokerage transactions through and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”. The Pooling Portfolios may in the future effect brokerage transactions through and pay commissions to SCB for such transactions. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19	The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Strategy’s account.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	181

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli21 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGY.

With assets under management of $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

21	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

182	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

The information below, which was prepared by Lipper, shows the 1, 3 and 5 year net performance rankings23 of the Strategies relative to their Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)24 for the periods ended April 30, 200925:

Strategy	Fund Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy
1 Year	-29.09	-29.09	-26.61	6/11	92/136
3 Year	-8.07	-8.07	-7.02	6/11	79/110
5 Year	-0.21	-1.23	-0.28	3/11	44/93

Wealth Appreciation Strategy[26]
1 Year	-40.88	N/A	-40.36	N/A	12/19
3 Year	-13.95	N/A	-12.33	N/A	10/13
5 Year	-2.46	N/A	-0.93	N/A	9/12

Wealth Preservation Strategy
1 Year	-17.09	-19.64	-15.07	2/7	59/92
3 Year	-3.12	-4.61	-2.29	2/6	44/73
5 Year	1.18	-0.41	1.19	2/5	24/46

23	The performance returns and rankings of the Strategies are for the Funds’ Class A shares. It should be noted that performance returns and rankings of the Strategies were provided by the Adviser. The Adviser’s returns for the Strategies may be one or two basis points different from Lipper’s Fund returns due to rounding. Lipper maintains its own database for performance of the Strategies.

24	The Strategies’ PGs/PUs may not be identical to their corresponding EGs/EUs as Lipper’s criteria for including or excluding a fund in or from a PG/PU is somewhat different for an EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Strategy even if a Strategy had a different investment classification/objective at different point in time.

26	The PG has been intentionally omitted because of the limited number of global multi-cap growth funds in the EG.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	183

Set forth below are the 1, 3 and 5 year and since inception performance returns of the Strategies (in bold)27 versus their benchmarks:

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)[28]
Balanced Wealth Strategy	-29.09	-8.07	-0.21	0.94
60% S&P 500/40% Barclays Capital U.S. Aggregate Index	-21.05	-3.99	0.52	1.70
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
Barclays Capital U.S. Aggregate Index	3.84	6.01	4.78	4.84
Inception Date: September 2, 2003

Wealth Appreciation Strategy	-40.88	-13.95	-2.46	-0.80
70% S&P 500/30% MSCI EAFE Net Index	-37.56	-11.17	-1.64	0.72
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
MSCI EAFE Net Index	-42.76	-12.34	0.66	4.12
Inception Date: September 2, 2003

Wealth Preservation Strategy	-17.03	-3.12	1.18	1.83
70% Barclays Capital U.S. Aggregate/30% S&P 500 Index	-9.13	1.04	2.73	3.36
Barclays Capital U.S. Aggregate Index	3.84	6.01	4.78	4.84
S&P 500 Index	-35.31	-10.76	-2.70	-0.80
Inception Date: September 2, 2003

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

27	The performance returns shown are for the Class A shares of the Strategies. Strategy and benchmark performance return information was provided by the Adviser.

28	Adviser provided the Strategy and benchmark performance return information for periods through April 30, 2009.

184	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	185

AllianceBernstein Family of Funds

NOTES

186	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	187

NOTES

188	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	189

NOTES

190	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

NOTES

ALLIANCEBERNSTEIN WEALTH STRATEGIES •	191

NOTES

192	• ALLIANCEBERNSTEIN WEALTH STRATEGIES

ALLIANCEBERNSTEIN WEALTH STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

WS-0152-0210

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: April 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: April 22, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 22, 2010